CONDENSED FINANCIAL INFORMATION (PARENT COMPANY ONLY)	6 Months Ended
Jun. 30, 2016
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
CONDENSED FINANCIAL INFORMATION (PARENT COMPANY ONLY)

NOTE 24 – CONDENSED FINANCIAL INFORMATION (PARENT COMPANY ONLY)

Presented below is the condensed financial information as to financial position, results of operations, and cash flows of the Parent Company:

CONSOLIDATED BALANCE SHEET

	2015	2014
ASSETS
Cash and due from banks	$43,912	$6,649
Investment in Equity Bank	150,152	134,096
Other assets	1,678	774

Total assets	$195,742	$141,519

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities	$28,509	$23,790
Stockholders’ equity	167,233	117,729

Total liabilities and stockholders’ equity	$195,742	$141,519

CONDENSED STATEMENT OF INCOME

	2015	2014	2013
Dividend from Equity Bank	$10,500	$7,700	$—
Other income	2	—	—

Total income	10,502	7,700	—
Expenses
Interest expense	1,284	929	642
Other expenses	1,336	744	310

Total expenses	2,620	1,673	952

Income (loss) before income tax and equity in undistributed income of subsidiaries	7,882	6,027	(952)
Income tax benefit	858	529	324

Income (loss) before equity in undistributed income (loss) of subsidiaries	8,740	6,556	(628)
Equity in undistributed income of Equity Bank	1,560	2,431	8,501

Net income	10,300	8,987	7,873
Dividends and discount accretion on preferred stock	(177)	(708)	(978)

Net income allocable to common stockholders	$10,123	$8,279	$6,895

CONDENSED STATEMENT OF CASH FLOWS

	2015	2014	2013
Cash flows from operating activities
Net income	$10,300	$8,987	$7,873
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	531	2,006	536
Equity in undistributed income of Equity Bank	(1,560)	(2,431)	(8,501)
Net amortization of purchase valuation adjustments	301	301	300
Net change in:
Other assets	(344)	(776)	(736)
Interest payable and other liabilities	397	(410)	(918)

Net cash from (to) operating activities	9,625	7,677	(1,446)
Cash flows (to) from investing activities
Purchase stock of First Independence, net of holding company cash acquired	(14,585)	—	—

Net cash (used in) investing activities	(14,585)	—	—
Cash flows (to) from financing activities
Borrowings on bank stock loan	5,014	15,540	—
Principal payments on bank stock loan	(1,554)	(388)	—
Proceeds from the issuance of common stock, net	38,945	—	—
Issuance of employee stock loan	(1,215)	—	—
Principal payments on employee stock loan	973	—	—
Redemption of Series A and Series B preferred stock	—	(15,540)	—
Purchase of treasury stock	—	(17,221)	(571)
Dividends paid on preferred stock	(164)	(804)	(970)
Excess tax benefits as a result of the distribution of common stock in termination of the restricted stock unit plan recognized as an increase in additional paid-in capital	224	—	—

Net cash provided by (used in) financing activities	42,223	(18,413)	(1,541)

Net change in cash and cash equivalents	37,263	(10,736)	(2,987)
Cash and cash equivalents, beginning of period	6,649	17,385	20,372

Ending cash and cash equivalents	$43,912	$6,649	$17,385

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2016 and December 31, 2015

	Unaudited June 30, 2016	December 31, 2015
ASSETS
Cash and due from banks	$8,384,119	$17,095,692
Federal funds sold	525,000	—

Total cash and cash equivalents	8,909,119	17,095,692

Investment securities available-for-sale	74,396,868	74,017,211
Investment securities held-to-maturity	6,548,829	6,640,943
Investment in White River Bancshares Company	8,284,142	7,985,528
Investment in Federal Home Loan Bank stock, at cost	1,850,700	908,400
Loans held-for-sale	919,295	1,043,463
Loans, net of allowance for loan losses	370,490,009	347,419,512
Premises and equipment, net	12,412,627	12,480,917
Accrued interest receivable	2,226,008	2,057,108
Foreclosed assets held for sale	4,981,040	5,336,212
Deferred income taxes	2,784,150	2,997,773
Other assets	1,199,005	1,953,709

	$495,001,792	$479,936,468

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing demand	$38,020,178	$34,473,980
Interest bearing demand	196,497,906	205,327,388
Savings	48,286,828	48,288,878
Time deposits under $100,000	64,105,683	64,674,084
Time deposits $100,000 and over	36,880,838	41,209,362

Total deposits	383,791,433	393,973,692

Federal funds purchased and repurchase agreements	274,256	—
Borrowings—Federal Home Loan Bank	41,232,915	17,562,726
Borrowings—other	9,617,030	10,012,146
Subordinated debentures	5,155,000	5,155,000
Accrued interest payable	414,055	397,940
Other liabilities	1,234,478	959,492

Total liabilities	441,719,167	428,060,996

Stockholders’ equity:
Common stock	37,045	38,535
Surplus	9,640,544	11,336,115
Retained earnings	43,158,995	40,774,186
Accumulated other comprehensive income (loss)	446,041	(273,364)

Total stockholders’ equity	53,282,625	51,875,472

	$495,001,792	$479,936,468

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

For the 6 month period ended June 30, 2016 and

the 6 month period ended June 30, 2015

	Unaudited 1/1/2016 - 6/30/2016	Unaudited 1/1/2015 - 6/30/2015
Interest income:
Loans, including fees	$10,359,571	$10,084,528
Investment securities	1,105,431	1,128,186
Federal funds sold and time deposits in other institutions	20,245	9,203
Other	3,047	2,752

Total interest income	11,488,294	11,224,669

Interest expense:
Deposits	921,394	980,458
Borrowings	542,059	409,800

Total interest expense	1,463,453	1,390,258

Net interest income	10,024,841	9,834,411
Provision for loan losses	91,000	140,000

Net interest income after provision for loan losses	9,933,841	9,694,411

Non-interest income:
Service charges on deposits	920,472	816,948
Fees and commissions	861,939	687,373
Equity in earnings of White River Bancshares Company	257,084	181,587
Net gains on investment securities	48,996	33,515
Losses on foreclosed assets held for sale	(10,751)	(264,351)
Other	247,148	426,078

	2,324,888	1,881,150

Non-interest expense:
Salaries and benefits	4,866,022	3,929,570
Occupancy	529,390	522,277
Furniture and equipment	611,598	683,261
Advertising and public relations	158,544	142,678
Outside services	685,516	690,918
Loan and collection	194,272	221,951
Stationary and supplies	89,365	98,723
Telephone	61,103	64,270
Postage and freight	96,331	98,980
Directors’ fees	93,900	92,600
FDIC and state assessments	225,894	240,502
Other	542,869	553,686

	8,154,804	7,339,416

Income before income taxes	4,103,925	4,236,145
Provision for income taxes	1,160,366	1,225,554

Net income	$2,943,559	$3,010,591

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

For the 3 month period ended June 30, 2016 and

the 3 month period ended June 30, 2015

	Unaudited 4/1/2016 - 6/30/2016	Unaudited 4/1/2015 - 6/30/2015
Interest income:
Loans, including fees	$5,292,166	$5,037,363
Investment securities	533,477	554,513
Federal funds sold and time deposits in other institutions	7,455	3,347
Other	1,537	1,394

Total interest income	5,834,635	5,596,617

Interest expense:
Deposits	457,658	492,375
Borrowings	284,495	183,271

Total interest expense	742,153	675,646

Net interest income	5,092,482	4,920,971
Provision for loan losses	—	10,000

Net interest income after provision for loan losses	5,092,482	4,910,971

Non-interest income:
Service charges on deposits	490,368	432,925
Fees and commissions	444,396	367,174
Equity in earnings of White River Bancshares Company	117,132	113,268
Net gains on investment securities	38,691	7,731
Gains (losses) on foreclosed assets held for sale	626	(245,936)
Other	19,920	159,733

	1,111,133	834,895

Non-interest expense:
Salaries and benefits	2,783,583	1,956,688
Occupancy	258,455	251,478
Furniture and equipment	300,577	309,688
Advertising and public relations	69,732	75,617
Outside services	296,525	379,308
Loan and collection	92,255	108,016
Stationary and supplies	38,008	47,052
Telephone	30,466	30,947
Postage and freight	51,204	48,635
Directors’ fees	46,950	46,350
FDIC and state assessments	112,496	118,406
Other	281,145	225,828

	4,361,396	3,598,013

Income before income taxes	1,842,219	2,147,853
Provision for income taxes	508,875	613,393

Net income	$1,333,344	$1,534,460

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the 6 month period ended June 30, 2016 and

the 6 month period ended June 30, 2015

	Unaudited 1/1/2016 - 6/30/2016	Unaudited 1/1/2015 - 6/30/2015
Net income	$2,943,559	$3,010,591

Other comprehensive income (loss):
Net unrealized holding gains (losses) on investment securities arising during the year, net of deferred income taxes of $338,298 and $(177,061), respectively	656,696	(343,704)
Reclassification adjustment for realized gains included in net income, net of deferred income taxes of $16,659 and $11,395, respectively	(32,337)	(22,120)
Other comprehensive income (loss) attributable to investment in White River Bancshares Company	95,046	(23,155)

Other comprehensive income (loss)	719,405	(388,979)

Comprehensive income	$3,662,964	$2,621,612

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the 3 month period ended June 30, 2016 and

the 3 month period ended June 30, 2015

	Unaudited 4/1/2016 - 6/30/2016	Unaudited 4/1/2015 - 6/30/2015
Net income	$1,333,344	$1,534,460

Other comprehensive income (loss):
Net unrealized holding gains (losses) on investment securities arising during the year, net of deferred income taxes of $193,136 and $(313,215), respectively	374,912	(608,005)
Reclassification adjustment for realized gains included in net income, net of deferred income taxes of $13,155 and $11,395, respectively	(25,536)	(22,120)
Other comprehensive income (loss) attributable to investment in White River Bancshares Company	43,885	(68,304)

Other comprehensive income (loss)	393,261	(698,429)

Comprehensive income	$1,726,605	$836,031

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the six months ended June 30, 2016 and the six months ended June 30, 2015

	Preferred Stock		Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	Series A	Series B
Balance—December 31, 2014	$899	$55	$42,244	$24,812,941	$34,976,019	$(30,040)	$59,802,118
Comprehensive income					3,010,591	(388,979)	2,621,612
Preferred stock dividends					(23,700)		(23,700)
Common stock dividends					(532,275)		(532,275)
Repurchase of common stock			(3,809)	(3,996,165)			(3,999,974)
Repurchase of preferred stock	(899)	(55)		(9,524,047)			(9,525,001)
Impact of equity transactions of White River Bancshares Company				(26,786)			(26,786)

Balance—June 30, 2015	$—	$—	$38,435	$11,265,943	$37,430,635	$(419,019)	$48,315,994

Balance—December 31, 2015	$—	$—	$38,535	$11,336,115	$40,774,186	$(273,364)	$51,875,472
Comprehensive income					2,943,559	719,405	3,662,964
Sale of 588 shares of common stock			58	90,493			90,551
Common stock dividends					(558,750)		(558,750)
Common stock issued as compensation			625	699,375			700,000
Repurchase of common stock			(2,173)	(2,431,923)			(2,434,096)
Impact of equity transactions of White River Bancshares Company				(53,516)			(53,516)

Balance—June 30, 2016	$—	$—	$37,045	$9,640,544	$43,158,995	$446,041	$53,282,625

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2016 and June 30, 2015

	Unaudited 1/1/2016 - 6/30/2016	Unaudited 1/1/2015 - 6/30/2015
Cash flows from operating activities:
Net income	$2,943,559	$3,010,591
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	91,000	140,000
Provision for losses on foreclosed assets	7,574	217,500
Depreciation and amortization	459,791	471,442
Common stock issued as compensation	700,000	—
Net amortization of investment securities discounts and premiums	194,680	254,077
Realized gains on disposition of investment securities	(48,996)	(33,515)
Equity in earnings of White River Bancshares Company	(257,084)	(181,587)
(Gains) losses on dispositions of premises and equipment, foreclosed assets, and other assets	1,153	27,573
Decrease in accrued interest receivable and other assets	580,404	698,585
(Increase) decrease in loans held-for-sale	124,168	(437,000)
Increase in accrued interest payable and other liabilities	291,101	1,063,553

Net cash provided by operating activities	4,979,334	5,231,219

Cash flows from investing activities:
Purchases of investment securities available-for-sale	(9,517,366)	(13,772,958)
Proceeds from disposition of investment securities available-for-sale	9,938,023	14,146,852
Proceeds from calls and maturities of investment securities held-to-maturity	92,114	88,187
Net (increase) decrease in loans	(23,130,047)	7,997,136
Net (purchases) dispositions of other investments	(936,900)	804,600
Purchases of premises and equipment	(391,501)	(168,030)
Proceeds from sales of premises and equipment and other assets	—	47,747
Proceeds from sales of foreclosed assets held for sale	314,995	431,616

Net cash provided (used) by investing activities	(23,630,682)	9,575,150

Cash flows from financing activities:
Increase (decrease) in non-interest bearing demand deposits	3,546,198	(771,766)
Increase (decrease) in interest bearing demand deposits	(8,829,482)	4,891,692
Increase (decrease) in savings deposits	(2,050)	1,123,379
Decrease in time deposits	(4,896,925)	(3,143,775)
Net increase in federal funds purchased and repurchase agreements	274,256	—
Borrowings from Federal Home Loan Bank	28,945,001	—
Repayments of Federal Home Loan Bank borrowings	(5,274,812)	(20,278,880)
Net repayments of other borrowings	(395,116)	(344,035)
Repurchase of common stock	(2,434,096)	(3,999,974)
Repurchase of preferred stock	—	(9,525,001)
Preferred stock dividends paid	—	(23,700)
Proceeds from sale of common stock	90,551	—
Common stock dividends paid	(558,750)	(532,275)

Net cash provided (used) by financing operations	10,464,775	(32,604,335)

Net decrease in cash and cash equivalents	(8,186,573)	(17,797,966)
Cash and cash equivalents, beginning of period	17,095,692	28,591,842

Cash and cash equivalents, end of period	$8,909,119	$10,793,876

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

For the year ended December 31, 2015 and

For the Six Months Ended June 30, 2015 (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES:

Nature of operations –

Community First Bancshares, Inc. (Company) provides a full range of financial services to individuals and commercial customers in Harrison, Arkansas and surrounding areas through its wholly-owned subsidiary, Community First Bank (Bank). The Bank’s primary deposit products are interest-bearing checking accounts and certificates of deposit. Its primary lending products are real estate, commercial, and industrial loans. The Bank operates under a state bank charter and is subject to regulation by the Arkansas State Bank Department and the Federal Deposit Insurance Corporation (FDIC).

Community First Title, Inc. (CFT) was formed to provide title insurance and closing services to customers in the Harrison, Arkansas area. Effective August 26, 2015, the assets of CFT, which were not material, were sold and its operations were discontinued.

West View Apartments, L.P. (West View) owns and operates a 12-unit housing facility in Berryville, Arkansas for low income individuals.

East View Apartments, L.P. (East View) owns and operates a 26-unit housing facility in Green Forest, Arkansas for low income individuals.

Basis of presentation and use of estimates –

The consolidated financial statements include the accounts of the Company, the Bank, its wholly-owned subsidiary, Community First Title, Inc., and its 99.98% owned subsidiaries, West View Apartments, L.P. and East View Apartments, L.P. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accounting policies of the Company and the methods of applying them conform with U.S. generally accepted accounting principles (GAAP) and practices within the banking industry. The Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) became effective during the Company’s fiscal year ending December 31, 2009. At that time, the ASC became FASB’s officially recognized source of authoritative GAAP applicable to all nongovernmental entities, superseding previously existing accounting and reporting standards.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents –

For purposes of reporting cash flows in the consolidated statements of cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold.

The Bank is required by the Federal Reserve to maintain minimum balances of cash or non-interest bearing deposits with its primary correspondent. At June 30, 2016 and December 31, 2015, the Bank’s required minimum reserve balance was approximately $478,000 and $334,000, respectively.

Federal funds sold generally mature within one to four days from the transaction date. At times, the Bank’s federal funds sold to and deposits with correspondent banks may significantly exceed the FDIC insurance limit. It is the Bank’s policy to only sell funds to and place deposits with institutions it considers to be of high credit quality. At June 30, 2016 and December 31, 2015, uninsured balances due from banks totaled approximately $1,796,000 and $1,254,000, respectively.

Investments securities –

Investment securities classified as held-to-maturity are those securities the Company has the intent and ability to hold until they mature regardless of changes in market conditions, liquidity needs, or changes in general economic conditions. These securities are carried at amortized cost. Investment securities classified as available-for-sale are those securities the Company intends to hold for an indefinite period of time, but not necessarily to maturity. The Company could decide to sell a security classified as available-for-sale for various reasons, including movement in interest rates, changes in the maturity mix of the Company’s assets and liabilities, liquidity needs, and other similar factors. Securities available-for-sale are carried at fair value, with the unrealized gains and losses, net of deferred taxes, reported as increases or decreases in accumulated other comprehensive income, a separate component of stockholders’ equity.

The amortized cost of investment securities is adjusted for amortization of premiums and accretion of discounts to the expected maturity date, or in the case of mortgage-backed securities, over the life of the security. Such amortization and accretion is included in interest income. Realized gains and losses and declines in value judged to be other-than-temporary are included in current earnings. The cost of securities sold for purposes of recognizing gains or losses is based on the specific identification method.

Investment in White River Bancshares Company –

The Company’s non-controlling 23.09% investment in White River Bancshares Company is accounted for using the equity method of accounting and earnings are considered to be permanently reinvested.

Investment in Federal Home Loan Bank stock –

All Federal Home Loan Bank of Dallas (FHLB) stockholders are required to maintain a minimum investment based on total assets, loan and investment portfolio components, and desired levels of borrowings. Accordingly, the Company’s rights to sell or exchange this investment are restricted. Because of the limited market for this stock, it is carried at cost. At each balance sheet date, the stock was pledged as collateral for borrowings from the FHLB.

Loans and allowance for loan losses –

Loans held for sale are carried at the lower of cost or fair value less estimated costs to sell. The Bank enters into forward commitments for the sale of its mortgage loan originations in order to reduce its market risk on such originations in process. Gains and losses from the sales of mortgage loans are recognized when the loan is sold to investors.

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding principal balances adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income on loans is recognized over the term of the loan and is calculated using the simple interest method on daily balances of principal amount outstanding. Loan origination fees and costs are generally deferred and recognized over the life of the loan as an adjustment to yield. Each borrower’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained is based on management’s credit evaluation of the customer. The nature of collateral required varies and may include deposit accounts, securities, accounts receivable, inventories, equipment, and real estate.

Generally, the accrual of interest is discontinued on loans which are greater than ninety days delinquent, unless the loan is both well secured and in the process of collection, or earlier when management believes the collection of all principal and interest is unlikely. Loans on which the accrual of interest has been discontinued are designated as nonaccrual loans and income on such loans is then recognized only to the extent that cash is received and where the future collection of principal is probable.

The allowance for loan losses is maintained at a level believed to be adequate by management to absorb losses inherent in the loan portfolio as of the balance sheet date and is based on management’s evaluation of various factors affecting the loan portfolio including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, regulatory guidance, general economic conditions, and other observable data. Determination of the allowance is inherently subjective as it requires significant estimates, including the amounts and timing of expected future cash flows or collateral values for specific impaired loans, estimated losses on homogeneous loan groups that are based on historical loss experience and consideration of current economic factors and trends, all of which may be susceptible to significant change. Loans, or portions thereof, that are considered uncollectible are charged off against the allowance, while recoveries of amounts previously charged off are credited to the allowance. A provision for loan losses is charged to operations based on management’s periodic evaluation of the factors previously described, as well as other pertinent factors. Evaluations are conducted at least quarterly and more often if deemed necessary.

The Company considers a loan to be impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. The Company evaluates impaired loans with smaller balances that are of a similar nature collectively and evaluates all other impaired loans individually when determining the adequacy of the allowance for impaired loans. Estimated losses on internally risk-rated loans, exclusive of specific impaired loans, is based on applying an allowance factor that is higher for homogeneous groups of impaired loans than for homogeneous groups of unimpaired loans, due to management’s concerns regarding collectability or management’s knowledge of particular elements regarding the borrower. Because of the uncertainties associated with the estimation process, it is reasonably possible that management’s estimate of credit losses inherent in the loan portfolio and the amount of the related allowance may change in the near term. Loans for which the terms have been modified and for which the borrower is experiencing financial difficulties are considered troubled debt restructurings (TDR’s) and are included in impaired loans. The most common TDR concessions that were granted by the Company involved reductions of interest rates and rescheduling payments of principal and interest over longer amortization periods.

At times, the Company may sell participating interests in loans to other financial institutions to allow the Company to service customers with needs in excess of the Company’s limit on loans to a single borrower. The Company accounts for the transfer of such a participating interest as a sale since control over the participating interest has been relinquished. Control is deemed to be relinquished when the participating interest has been isolated from the Company, the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or sell the participating interest, and the Company does not maintain effective control over the participating interest through an agreement to repurchase it prior to maturity. Under such a participation agreement, the Company continues to service the loan for a nominal fee and the buyer receives its share of principal collected together with interest at an agreed-upon rate. Generally, no gain or loss is recognized upon the sale of a participating interest in a loan or during the related servicing period.

Foreclosed assets held for sale –

Foreclosed assets held for sale represents assets acquired in satisfaction of debt and are generally valued at the lower of the recorded investment in the loan or fair value less estimated cost to sell. Subsequent write-downs and net losses realized on sales of foreclosed assets are included in non-interest income in the accompanying statements of income.

Premises and equipment –

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives of 10 to 40 years for buildings and improvements and 3 to 10 years for equipment, furniture and fixtures. Leasehold improvements are capitalized and amortized using the straight-line method over the term of the respective leases or the estimated useful lives of the improvements, whichever is shorter.

Income taxes –

The Company recognizes deferred income taxes for the expected future tax consequences of events that have been recognized in the consolidated financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the values of the assets and liabilities reflected in the financial statements and their related tax basis using enacted tax rates in effect for the year or years in which the differences are expected to be recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. The Company files consolidated income tax returns with the Bank and CFT and includes its allocable portion of taxable income and deductions for East View and West View in those returns. The Company is no longer subject to federal or Arkansas income tax audits by tax authorities for years prior to 2012.

Advertising costs –

Advertising costs are charged to expense as incurred. Advertising costs for the six months ended June 30, 2016 and 2015 totaled approximately $65,000 and $55,000, respectively.

Stock-based compensation –

The Company has a stock-based employee compensation plan which is described more fully in Note 14. The Company applies the fair value method of recording stock-based compensation for stock options granted after December 31, 2005, as prescribed by ASC Topic 715. The cost of stock-based awards is recognized over the period during which the employee is required to provide service in exchange for the award. No stock-based compensation is reflected in income for stock options granted prior to January 1, 2006.

Recent accounting pronouncements –

In May 2014, the FASB issued Accounting Standard Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The core principle of the model is to recognize revenue when control of the goods or services transfers to the customer, as opposed to recognizing revenue when the risks and rewards transfer to the customer under the existing revenue guidance. In July 2015, the FASB deferred the required effective date of ASU 2014-09 to years beginning after December 15, 2018. Early adoption is permitted for years beginning after December 15, 2016. The guidance permits companies to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The Company has not yet selected a transition method nor has it determined the impact, if any, that the adoption will have on its financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Topic 825-10)—Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 will require equity investments (other than those accounted for under equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized through net income. ASU 2016-01 will also eliminate the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities and the requirement to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet for public business entities. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2018. Early adoption is permitted for entities beginning after December 15, 2017. The Company does not expect the adoption of ASU 2016-01 to have a material impact its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 will generally require lessees to recognize assets and liabilities associated with leases (other than those leases with terms of 12 months or less, for which the entity is permitted to elect to not recognize lease assets and lease liabilities) on the lessee entity’s balance sheet. ASU 2016-02 will also require certain quantitative and qualitative financial statement disclosures regarding the amount, timing and uncertainty of cash flows from leases. Upon adoption, ASU 2016-02 will require the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach which includes a number of practical expedients that entities may elect to apply. ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2018 for public business entities and periods beginning after December 15, 2019 for entities that are not public business entities. Early adoption is permitted for all entities. The Company has not yet determined the impact that adoption of ASU 2016-02 will have on its financial statements.

(2) INVESTMENT SECURITIES:

Following is a summary of available-for-sale and held-to-maturity securities:

	Available-for-Sale
June 30, 2016:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Government and agency obligations	$2,998,539	$5,952	$1,229	$3,003,262
Obligations of states and political subdivisions	27,092,910	544,433	132,378	27,504,965
Mortgage-backed securities	43,739,792	251,599	102,750	43,888,641

	$73,831,241	$801,984	$236,357	$74,396,868

	Held-to-Maturity
June 30, 2016:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Obligations of states and political subdivisions	$6,548,829	$29,122	$—	$6,577,951

	Available-for-Sale
December 31, 2015:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Government and agency obligations	$4,998,432	$1,326	$59,100	$4,940,658
Obligations of states and political subdivisions	27,409,719	427,600	139,232	27,698,087
Mortgage-backed securities	41,989,430	38,773	649,737	41,378,466

	$74,397,581	$467,699	$848,069	$74,017,211

	Held-to-Maturity
December 31, 2015:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Obligations of states and political subdivisions	$6,640,943	$26,140	$—	$6,667,083

The amortized cost and estimated fair value of investment securities by contractual maturity at June 30, 2016 are presented below. Actual maturities may differ from contractual maturities due to the existence of call or prepayment options.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$—	$—	$—	$—
Due in one to five years	4,455,305	4,512,171	37,000	37,384
Due in five to ten years	12,632,568	12,683,135	—	—
Due more than ten years	13,003,576	13,312,921	6,511,829	6,540,567

	30,091,449	30,508,227	6,548,829	6,577,951
Mortgage-backed securities	43,739,792	43,888,641	—	—

	$73,831,241	$74,396,868	$6,548,829	$6,577,951

Gross realized gains and losses on sales and calls of investment securities during the six months ended June 30, 2016 and 2015 were as follows:

	June 30, 2016	June 30, 2015
U.S. Government and agency obligations
Gross realized gains	$6,000	$—
Gross realized losses	—	5,050
Obligations of states and political subdivisions
Gross realized gains	21,858	—
Mortgage-backed securities
Gross realized gains	21,138	47,357
Gross realized losses	—	8,792

Investment securities with carrying values of approximately $69,288,000 and $66,377,000 at June 30, 2016 and December 31, 2015, respectively, were pledged to secure certain public deposits or for other purposes.

Information pertaining to investment securities with gross unrealized losses at June 30, 2016 and December 31, 2015, aggregated by investment category and length of time that individual investment securities have been in a continuous unrealized loss position, follows:

	Less than 12 months		More than 12 months		Total
June 30, 2016	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. Government and agency obligations	$—	$—	$998,771	$1,229	$998,771	$1,229
Obligation of states and political subdivisions	—	—	272,622	132,378	272,622	132,378
Mortgage-backed securities	4,227,751	17,066	7,839,342	85,684	12,067,093	102,750

	$4,227,751	$17,066	$9,110,735	$219,291	$13,338,486	$236,357

	Less than 12 months		More than 12 months		Total
December 31, 2015	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. Government and agency obligations	$1,979,609	$20,391	$1,959,723	$38,709	$3,939,332	$59,100
Obligation of states and political subdivisions	694,894	1,130	461,880	138,102	1,156,774	139,232
Mortgage-backed securities	27,529,041	335,885	10,418,522	313,852	37,947,563	649,737

	$30,203,544	$357,406	$12,840,125	$490,663	$43,043,669	$848,069

At June 30, 2016, one of the Company’s U.S. Government and agency obligations, three of its obligations of states and political subdivisions, and twelve of its mortgage-backed securities had fair values that were less than their carrying values. One of its U.S. Government agency obligations, three of its obligations of states and political subdivisions, and eight of its mortgage-backed securities had been in a continuous unrealized loss position for twelve months or more.

In evaluating the Company’s unrealized loss positions for other-than-temporary impairment, management considers the credit quality of the issuer, the nature and cause of the unrealized loss, and the severity and duration of the impairments. At June 30, 2016 and December 31, 2015, management determined that substantially all unrealized losses were the result of fluctuations in interest rates or other temporary market conditions and did not reflect deteriorations of the credit quality of the investments. Accordingly, management has determined that all of its unrealized losses on investment securities are temporary in nature and that the Company has both the intent and ability to hold the securities to maturity or until fair value recovers above cost.

(3) LOANS AND ALLOWANCE FOR LOAN LOSSES:

The major categories of outstanding loans, net of deferred fees, at June 30, 2016 and December 31, 2015 are summarized as follows:

	June 30, 2016	December 31, 2015
Real estate loans:
Residential 1-4 family	$127,266,755	$123,586,577
Non-farm/non-residential	102,705,446	91,436,268
Construction/land development	36,484,180	34,212,001
Agricultural	23,966,403	24,903,502
Residential multifamily	11,402,016	14,051,901
Commercial and industrial loans	41,321,602	35,430,718
Consumer	23,686,274	21,149,417
Agricultural loans (non-real estate)	7,356,325	7,880,916
Other	2,179,807	422,901

	376,368,808	353,074,201
Less: allowance for loan losses and amortization	5,878,799	5,654,689

	$370,490,009	$347,419,512

Deferred fees, net of deferred costs, totaled $460,947 and $380,740 at June 30, 2016 and December 31, 2015, respectively.

Changes in the allowance for loan losses by segment for the six months ending June 30, 2016 and 2015 are summarized as follows:

June 30, 2016	Balance, Beginning of Year	Charge-offs	Recoveries	Provision	Balance, End of Period
Real estate:
Residential 1-4 family	$661,754	$(48,228)	$3,488	$(147,701)	$469,313
Non-farm/non-residential	644,878	—	26,425	951,139	1,622,442
Construction/land development	641,243	—	35,000	(64,139)	612,104
Agricultural	118,781	—	13,170	(61,460)	70,491
Residential multifamily	51,104	—	15,000	(35,853)	30,251
Commercial and industrial	712,313	(75,083)	186,416	(447,636)	376,010
Consumer	288,063	(52,685)	29,607	520	265,505
Agricultural (non-real estate)	19,454	—	—	(15,282)	4,172
Other	64	—	—	263	327
Unallocated	2,517,035	—	—	(88,851)	2,428,184

	$5,654,689	$(175,996)	$309,106	$91,000	$5,878,799

June 30, 2015	Balance, Beginning of Year	Charge-offs	Recoveries	Provision	Balance, End of Period
Real estate:
Residential 1-4 family	$922,175	$(117,586)	$28,882	$35,998	$869,469
Non-farm/non-residential	1,103,018	(441,000)	12,558	(39,511)	635,065
Construction/land development	759,331	(7,767)	10,000	(112,951)	648,613
Agricultural	140,262	(7,600)	4,877	30,138	167,677
Residential multifamily	91,642	—	15,000	(59,178)	47,464
Commercial and industrial	1,248,348	(11,513)	15,804	(626,769)	625,870
Consumer	302,510	(55,247)	27,174	246	274,683
Agricultural (non-real estate)	17,510	—	—	(488)	17,022
Other	132	—	—	(53)	79
Unallocated	1,929,300	—	—	912,568	2,841,868

	$6,514,228	$(640,713)	$114,295	$140,000	$6,127,810

The Company’s credit quality indicators consist of an internal grading system analysis used to assign grades to all loans. The grade for each individual loan is determined by the account officer and other approving officers at the time the loan is made and changed from time to time to reflect an ongoing assessment of loan risk. Grades on specific loans rated moderate or greater are reviewed monthly. The following categories of credit quality are used by the Company:

Pass—	Loans in this category are considered to be an acceptable credit risk and are generally considered to be collectible in full. This category includes loans graded Excellent, Good, Satisfactory and Moderate.
Watch—	Loans in this category are presently protected from apparent loss; however, weaknesses do exist which could cause future impairment of repayment of principal or interest.
Substandard—	Loans in this category are characterized by deterioration in quality exhibited by any number of well-defined weaknesses requiring corrective action and posing the risk of some loss.
Doubtful—	Loans in this category exhibit the same weaknesses found in the substandard category; however, the weaknesses are more pronounced. These loans have deteriorated to a point where collection in full is improbable.

A summary of loans, net of deferred fees, by credit quality indicators as of June 30, 2016 and

December 31, 2015 follows:

June 30, 2016	Pass	Watch	Substandard	Doubtful	Total
Real estate:
Residential 1-4 family	$124,832,998	$116,108	$2,317,649	$—	$127,266,755
Non-farm/non-residential	90,218,797	3,969,865	8,516,784	—	102,705,446
Construction/land development	33,265,020	—	3,219,160	—	36,484,180
Agricultural	23,846,541	—	119,862	—	23,966,403
Residential multifamily	11,402,016	—	—	—	11,402,016
Commercial and industrial	36,361,372	4,317,083	643,147	—	41,321,602
Consumer	23,202,689	6,203	477,382	—	23,686,274
Agricultural (non-real estate)	7,356,325	—	—	—	7,356,325
Other	2,179,807	—	—	—	2,179,807

	$352,665,565	$8,409,259	$15,293,984	$—	$376,368,808

December 31, 2015	Pass	Watch	Substandard	Doubtful	Total
Real estate:
Residential 1-4 family	$121,643,225	$117,766	$1,825,586	$—	$123,586,577
Non-farm/non-residential	83,832,032	1,800,484	5,803,752	—	91,436,268
Construction/land development	30,836,135	—	3,375,866	—	34,212,001
Agricultural	24,867,571	—	35,931	—	24,903,502
Residential multifamily	14,051,901	—	—	—	14,051,901
Commercial and industrial	30,777,134	4,200,000	453,584	—	35,430,718
Consumer	20,791,559	—	357,858	—	21,149,417
Agricultural (non-real estate)	7,880,916	—	—	—	7,880,916
Other	422,901	—	—	—	422,901

	$335,103,374	$6,118,250	$11,852,577	$—	$353,074,201

An aging analysis of past due loans, net of deferred fees, as of June 30, 2016 and December 31, 2015 follows:

June 30, 2016	30-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans
Real estate:
Residential 1-4 family	$1,029,788	$819,719	$1,849,507	$125,417,248	$127,266,755
Non-farm/non-residential	4,860,147	347,226	5,207,373	97,498,073	102,705,446
Construction/land development	—	2,096,141	2,096,141	34,388,039	36,484,180
Agricultural	37,385	—	37,385	23,929,018	23,966,403
Residential multifamily	—	—	—	11,402,016	11,402,016
Commercial and industrial	572,969	44,018	616,987	40,704,615	41,321,602
Consumer	136,267	54,932	191,199	23,495,075	23,686,274
Agricultural (non-real estate)	20,000	—	20,000	7,336,325	7,356,325
Other	—	—	—	2,179,807	2,179,807

	$6,656,556	$3,362,036	$10,018,592	$366,350,216	$376,368,808

December 31, 2015	30-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans
Real estate:
Residential 1-4 family	$1,742,696	$504,582	$2,247,278	$121,339,299	$123,586,577
Non-farm/non-residential	3,257,442	351,566	3,609,008	87,827,260	91,436,268
Construction/land development	2,162,192	—	2,162,192	32,049,809	34,212,001
Agricultural	319,951	35,915	355,866	24,547,636	24,903,502
Residential multifamily	—	—	—	14,051,901	14,051,901
Commercial and industrial	59,650	221,189	280,839	35,149,879	35,430,718
Consumer	85,604	3,407	89,011	21,060,406	21,149,417
Agricultural (non-real estate)	50,159	—	50,159	7,830,757	7,880,916
Other	—	—	—	422,901	422,901

	$7,677,694	$1,116,659	$8,794,353	$344,279,848	$353,074,201

A summary of impaired loans as of June 30, 2016 and December 31, 2015 follows:

June 30, 2016	Unpaid Principal Balance	Recorded Investment	Related Allowance	Average Recorded Investment	Interest Income Recognized
With a related allowance:
Real estate:
Residential 1-4 family	$1,060,413	$1,060,013	$163,490	$880,243	$26,498
Non-farm/non-residential	8,305,669	8,356,114	601,049	4,322,198	97,152
Construction/land development	4,481,146	4,481,268	509,547	3,325,114	30,850
Commercial and industrial	59,225	59,438	49,256	183,463	2,762
Consumer	62,444	62,421	9,367	48,721	1,074

Total with a related allowance	13,968,897	14,019,254	1,332,709	8,759,739	158,336

With no related allowance:
Real estate:
Residential 1-4 family	348,336	348,336	—	707,536	—
Non-farm/non-residential	150,000	150,037	—	2,752,372	1,387
Construction/land development	1,093,612	1,116,282	—	2,396,707	—
Commercial and industrial	486,445	490,160	—	245,080	9,295
Consumer	421,335	421,335	—	210,668	6,556

Total with no related allowance	2,499,728	2,526,150	—	6,312,363	17,238

Total impaired loans	$16,468,625	$16,545,404	$1,332,709	$15,072,102	$175,574

December 31, 2015	Unpaid Principal Balance	Recorded Investment	Related Allowance	Average Recorded Investment	Interest Income Recognized
With a related allowance:
Real estate:
Residential 1-4 family	$976,018	$977,586	$63,989	$1,177,860	$51,319
Non-farm/non-residential	2,489,886	2,492,969	52,736	5,396,865	128,384
Construction/land development	5,837,180	5,846,094	494,746	6,481,735	112,220
Agricultural	317,741	318,511	6,996	311,247	17,522
Commercial and industrial	307,260	307,488	293,370	434,090	7,014
Consumer	35,063	35,020	5,259	67,867	4,279
Agricultural (non-real estate)	—	—	—	612	—

Total with a related allowance	9,963,148	9,977,668	917,096	13,870,276	320,738

With no related allowance:
Real estate:
Residential 1-4 family	789,625	789,625	—	1,110,682	16,121
Non-farm/non-residential	3,150,000	3,150,021	—	2,321,740	182,954
Construction/land development	—	—	—	617,855	—
Commercial and industrial	—	—	—	84,439	—

Total with no related allowance	3,939,625	3,939,646	—	4,134,716	199,075

Total impaired loans	$13,902,773	$13,917,314	$917,096	$18,004,992	$519,813

A summary of the recorded investment in impaired loans and related allowance for loan losses by method of evaluation as of June 30, 2016 and December 31, 2015 follows:

	Individually Evaluated		Collectively Evaluated
June 30, 2016	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses
Real estate:
Residential 1-4 family	$390,110	$28,281	$1,018,239	$135,209
Non-farm/non-residential	7,889,995	499,484	616,156	101,565
Construction/land development	3,136,282	500,268	2,461,268	9,279
Commercial and industrial	532,866	42,468	16,732	6,788
Consumer	421,335	—	62,421	9,367

	$12,370,588	$1,070,501	$4,174,816	$262,208

	Individually Evaluated		Collectively Evaluated
December 31, 2015	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses
Real estate:
Residential 1-4 family	$789,625	$—	$977,586	$63,989
Non-farm/non-residential	5,354,708	—	288,282	52,736
Construction/land development	3,235,484	458,375	2,610,610	36,371
Agricultural	—	—	318,511	6,996
Commercial and industrial	284,675	284,379	22,813	8,991
Consumer	—	—	35,020	5,259

	$9,664,492	$742,754	$4,252,822	$174,342

A summary of nonaccrual loans, net of deferred fees, as of June 30, 2016 and December 31, 2015 follows:

	June 30, 2016	December 31, 2015
Real estate:
Residential 1-4 family	$1,667,002	$1,194,397
Non-farm/non-residential	677,270	3,501,587
Construction/land development	2,096,141	2,096,141
Agricultural	—	35,915
Commercial and industrial	45,229	221,189
Consumer	62,421	35,020

	$4,548,063	$7,084,249

At June 30, 2016 and December 31, 2015, there were no loans greater than ninety days delinquent and still accruing interest.

The following table summarizes TDR’s that occurred during the six months ended June 30, 2016 and 2015:

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
June 30, 2016
Real estate:
Residential 1-4 family	1	$83,080	$81,466

June 30, 2015
Real estate:
Residential 1-4 family	1	$174,588	$174,588

During the six months ended June 30, 2016 and 2015, there were no payment defaults on loans that had been modified as TDR’s within 12 months prior to the payment default.

Interest income for the six months ended June 30, 2015 includes $5,833, representing the change in present value of TDR’s attributable to the passage of time.

During the six months ended June 30, 2016 and 2015, there were no transfers of participating interests in loans to other financial institutions. Outstanding loans for which the Company has previously transferred participating interests to other financial institutions as of June 30, 2016 and December 31, 2015 are summarized as follows:

	June 30, 2016	December 31, 2015
Participating interests sold	$225,191	$240,770
Retained interests	76,893	85,542

Total unpaid principal balance	$302,084	$326,312

(4) PREMISES AND EQUIPMENT:

The major categories of premises and equipment at June 30, 2016 and December 31, 2015 are summarized as follows:

	June 30, 2016	December 31, 2015
Land	$1,401,618	$1,401,618
Buildings and improvements	13,574,232	13,488,134
Equipment, furniture and fixtures	5,666,969	5,491,415
Leasehold improvements	977,685	974,987

	21,620,504	21,356,154
Less: accumulated depreciation	9,207,877	8,875,237

	$12,412,627	$12,480,917

(5) INVESTMENT IN WHITE RIVER BANCSHARES COMPANY:

Following is summarized balance sheet information for the Company’s 23.09% investment in White River Bancshares Company (WRBC) at June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Cash and cash equivalents	$10,226,802	$22,387,763
Investment securities	52,231,357	47,307,868
Loans, net of allowance for loan loss	409,701,742	396,779,879
Other assets	29,568,941	37,987,941

Total assets	$501,728,842	$504,463,451

Deposits	$396,933,624	$407,620,719
Borrowings	41,054,317	35,901,507
Other liabilities	2,688,444	2,207,436
Stockholders’ equity	61,052,457	58,733,789

Total liabilities and stockholders’ equity	$501,728,842	$504,463,451

Following is summarized income statement information for WRBC for the six months ended June 30, 2016 and 2015:

	June 30, 2016	June 30, 2015
Interest income	$10,774,877	$10,578,015
Interest expense	(1,803,608)	(1,928,237)
Provision for loan losses	—	(200,000)
Other income	2,244,533	1,670,564
Operating expenses	(8,080,522)	(7,409,125)
Income tax provision	(1,228,201)	(1,064,992)

Net income	$1,907,079	$1,646,225

The Company was also granted stock options upon the formation of White River Bancshares Company. At December 31, 2014, the Company had outstanding options to purchase 6,792 shares at an exercise price of $100 per share. The Company was 100% vested in all options which expired in May 2015.

(6) OTHER INVESTMENTS:

Included in other assets in the consolidated balance sheets are other investments, which are carried at cost as fair value is not readily determinable, consisting of the following at June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
First National Bankers Bankshares, Inc. common stock	$109,470	$109,470
Mobius Technology Consulting, LLC	3,408	3,483

	$112,878	$112,953

(7) TIME DEPOSITS:

Scheduled maturities of time deposits at June 30, 2016 are as follows:

2016	$35,491,641
2017	36,930,121
2018	13,045,790
2019	7,625,739
2020	5,069,999
Thereafter	2,823,231

$100,986,521

(8) BORROWINGS:

Borrowings under a line of credit agreement with the Federal Home Loan Bank of Dallas (FHLB) as of June 30, 2016 consist of amortizing and fixed term advances totaling $18,232,915 and $23,000,000, respectively. Advances bear interest at rates ranging from 0.4% to 5.553% and are secured by the Bank’s cash on deposit at the FHLB, the Bank’s investment in FHLB stock, and certain loans with carrying amounts of approximately $113,405,000 at June 30, 2016.

Scheduled maturities of FHLB advances at June 30, 2016 are as follows:

2016	$11,503,164
2017	1,054,992
2018	2,966,981
2019	815,319
2020	10,817,840
Thereafter	14,074,619

$41,232,915

Under its agreement with the FHLB, the Bank has approximately $53,600,000 of unused borrowing capacity available at June 30, 2016. At June 30, 2016, the Bank had an $18,600,000 letter of credit issued by the FHLB on the Bank’s behalf to secure a customer deposit.

At June 30, 2016, the Company also had approximately $36,250,000 of borrowing capacity available from the Federal Reserve Bank (FRB) borrower-in-custody program. The Company has pledged to the FRB certain commercial and consumer loans with outstanding balances totaling approximately $45,000,000 at June 30, 2016 as collateral for advances under this program.

(9) OTHER BORROWINGS:

Other borrowings consist of the following at June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Fixed rate bank term note payable	$8,941,369	$9,336,485
West View fixed rate note payable	300,000	300,000
East View fixed rate note payable	375,661	375,661

	$9,617,030	$10,012,146

The fixed rate note requires monthly payments of principal and interest of $96,945 with an interest rate of 5.00% maturing in May 2015. During 2015, the maturity date of the note was extended until May 2018 and the interest rate was reduced to 4.00%. The note is secured by all outstanding shares of Bank common stock. The debt agreement contains various covenants including the maintenance of certain financial ratios. Failure to comply with these covenants could result in an increase in the interest rate. At June 30, 2016 and December 31, 2015, the Company was in compliance with all debt covenants.

The notes payable by West View Apartments, L.P. (West View) and East View Apartments, L.P. (East View) to the Arkansas Development Finance Authority are collateralized by the 12-unit and 26-unit housing facilities. Under the West View note payable, principal and interest payments at 4.65% are due annually, subject to the maintenance of cash reserves. The note matures in September 2023. Under the East View note payable, principal and interest payments at 5.29% are due annually. The note matures in August 2041.

Scheduled maturities of other borrowings at June 30, 2016, assuming no surplus cash for the

West View note for the next five years, are as follows:

2016	$414,706
2017	843,260
2018	7,700,554
2019	6,217
2020	6,553
Thereafter	645,740

$9,617,030

(10) SUBORDINATED DEBENTURES:

Community First AR Statutory Trust I (Trust), a Connecticut business trust, was formed during 2002 and is owned by the Company. The Company’s investment in and advances to the Trust are carried at a cost of $155,000, and is included in other assets in the consolidated balance sheets at June 30, 2016 and December 31, 2015. During 2002, the Trust sold floating rate capital and common securities to investors. The proceeds of $5,155,000 were used to purchase an equal principal amount of floating rate subordinated debentures issued by the Company that adjust quarterly to 3-month LIBOR plus 3.25%. The Company has fully and unconditionally guaranteed all obligations of the Trust on a subordinated basis with respect to the capital securities. The sole asset of the Trust is the subordinated debentures issued by the Company to the Trust and related accrued interest receivable thereon. At June 30, 2016 and December 31, 2015, the Trust had $5,000,000 of capital securities outstanding, and the Company had $5,155,000 of subordinated debentures outstanding that were held by the Trust. The subordinated debentures mature in December 2032. However, both the capital securities and subordinated debentures may be prepaid, subject to regulatory approval, at the Company’s election after five years. Subject to certain limitations, portions of the subordinated debentures qualify as Tier 1 capital for regulatory capital adequacy purposes. At June 30, 2016 and December 31, 2015, the interest rate for these subordinated debentures was 3.890% and 3.853%, respectively.

(11) INCOME TAXES:

The provision for income taxes included in the accompanying consolidated statements of income for the six months ended June 30, 2016 and 2015 consists of the following:

	June 30, 2016	June 30, 2015
Current:
Federal	$1,053,065	$1,091,895
State	215,317	223,256

	1,268,382	1,315,151

Deferred:
Federal	(90,426)	(64,480)
State	(17,590)	(25,117)

	(108,016)	(89,597)

	$1,160,366	$1,225,554

The effective tax rate differs from the statutory federal income tax rate primarily due to tax- exempt interest income, equity method earnings, state income taxes, and non-deductible expenses.

The tax effect of temporary differences between the tax basis of assets and liabilities and their financial reporting amounts that give rise to deferred tax assets and liabilities at June 30, 2016 and December 31, 2015 are as follows:

	June 30, 2016	December 31, 2015
Deferred tax assets:
Differences in accounting for loan losses	$2,250,992	$2,165,181
Interest on nonaccrual loans	143,822	143,822
Differences in accounting for foreclosed assets	1,059,278	1,059,278
Unrealized net losses on investments	—	129,326

	3,454,092	3,497,607

Deferred tax liabilities:
Differences in depreciation methods	210,582	231,906
Unrealized net gains on investments	192,313	—
Prepaid expenses	94,943	94,943
Other	172,104	172,985

	669,942	499,834

Net deferred tax asset	$2,784,150	$2,997,773

(12) CAPITAL STOCK:

Information regarding the Company’s capital stock at June 30, 2016 and December 31, 2015 follows:

		Preferred
	Common	Series A	Series B
June 30, 2016:
Par value per share	$0.10	$0.10	$0.10
Number of shares:
Authorized	1,000,000	12,725	636
Issued	370,450	—	—
Outstanding	370,450	—	—

December 31, 2015:
Par value per share	$0.10	$0.10	$0.10
Number of shares:
Authorized	1,000,000	12,725	636
Issued	385,345	—	—
Outstanding	385,345	—	—

On March 10, 2009, the Company’s Board of Directors authorized the issuance of 12,725 shares of Series A fixed rate, cumulative perpetual preferred stock and 636 shares of Series B fixed rate, cumulative perpetual preferred stock to the United States Department of the Treasury (Treasury) as part of the Treasury’s Capital Purchase Program.

On April 3, 2009, the Company entered into a purchase agreement with the Treasury and sold the newly issued Series A preferred stock and a warrant to purchase the newly issued Series B preferred stock (which was immediately exercised) to the Treasury for an aggregate purchase price of $12,725,000. The proceeds of the issuance were allocated on a pro rata basis to the Series A preferred stock and the Series B preferred stock based on their relative fair values. The fair values of the Series A and Series B preferred stock were estimated using a discounted cash flow methodology and a discount rate of 12%. As a result, the Company assigned $12,004,337 of the proceeds to the Series A preferred stock and $720,663 to the Series B preferred stock. The resulting net discount of $636,000 was accreted over the five-year expected life of the preferred stock up to the $13,361,000 combined redemption value, with the accretion being reported as additional preferred stock dividends.

All shares of preferred stock are non-voting (other than voting rights on certain matters that could adversely affect the preferred stock) and have liquidation preferences of $1,000 per share. Dividends on the Series A preferred stock were computed at an annual rate of 5% for each of the first five years and 9% for each year thereafter. Dividends on the Series B preferred stock were computed at an annual rate of 9% at all times. No dividends could be paid to common shareholders without the Treasury’s approval while the preferred stock was outstanding. Both the Series A and Series B preferred stock qualified as Tier 1 capital.

During 2013, the Company requested approval from the Federal Reserve to redeem the preferred stock; however, the request was denied. In January 2014, the Treasury offered for sale and sold its preferred stock in an auction proceeding.

On December 30, 2014, the Company repurchased 3,750 shares of Series A preferred stock and 86 shares of Series B preferred stock. The remaining 8,975 of Series A and 550 of Series B preferred stock were repurchased in January 2015.

(13) EMPLOYEE BENEFIT PLANS:

The Company sponsors an employee stock ownership plan (ESOP) which covers all full-time employees who work at least 1,000 hours during a plan year and are age 21. The Company makes annual discretionary contributions to the ESOP as determined by the Board of Directors. Employees must be employed on December 31 in order to receive an allocation of the employer contribution. ESOP participants vest over two to six years, although shares are not distributed until employment is terminated. During the six months ended June 30, 2016 and the year ended December 31, 2015, the ESOP acquired 588 and 1,000 shares of Company common stock, respectively. At June 30, 2016 and December 31, 2015, shares of Company stock held by the ESOP totaled 8,789 and 8,201 shares, respectively. The Company recognized compensation expense under the ESOP of $125,000 and $125,000 for the six months ended June 30, 2016 and 2015, respectively. At June 30, 2016 and December 31, 2015, shares of Company common stock allocated to ESOP participants totaled 8,789 and 8,201, respectively.

Effective July 1, 1999, the Company established a 401(k) plan for the benefit of employees who have attained age 18. Eligible employees may contribute to the plan a portion of their salary on a pre-tax or after-tax basis subject to Internal Revenue Code limitations. Discretionary Company contributions to the plan totaled $84,248 and $84,418 for the six months ended June 30, 2016 and 2015, respectively.

(14) STOCK OPTION PLAN:

The Company sponsors a qualified stock option plan under which shares of Company common stock are reserved for grant primarily to executive officers and other key employees of the Bank and its subsidiaries. Plan participants, upon approval by the Board of Directors, become vested and eligible to purchase Company common stock based on the terms of each individual option agreement. The agreements expire after ten years and provide for vesting periods ranging from three to five-year graded vesting. The purchase price of the stock is equivalent to 100% of the market price (determined by the Board of Directors) at the time of grant. All of the options issued qualify as incentive stock options for income tax purposes.

The fair value of each stock option granted is estimated on the date of the grant using the Black-Scholes option-pricing model based. Because there is no active internal or external market for Company common stock, the Company uses the historical volatility of the FBR Small Cap Financial Fund (representing the primary industry in which the Company and its affiliates operate) as a basis for calculating the estimated volatility. The expected term of the options is based, in part, on historical employee exercise and termination behavior and estimates of future behavior. No stock options were granted during the six months ended June 30, 2016 or the six months ended June 30, 2015.

A summary of the status of shares under option at December 31, 2015 and changes during the year then ended is presented below:

Year ended December 31, 2015
	Number of Shares	Weighted Average Exercise Price
Beginning of period	1,000	$115.00
Granted	—	—
Exercised	—	—
Forfeited or expired	(1,000)	115.00

End of period	—	$—

Options exercisable, end of period	—	$—

All options outstanding were granted prior to January 1, 2006, therefore no compensation cost was charged to operations during the six months ended June 30, 2016 and 2015.

(15) LEASE COMMITMENTS:

The Company leases certain land, buildings, and equipment under non-cancelable operating leases with terms from 1 to 50 years. The leases generally require the Company to pay property taxes and insurance on the property. The Company also leases various storage, parking facilities, and billboard advertising space under month to month leases or under leases with terms expiring within one year. Total rent expense for all operating leases during the six months ended June 30, 2016 and 2015 totaled $80,947 and $77,261, respectively. Sublease rental income totaled approximately $33,000 and $30,000 for the six months ended June 30, 2016 and 2015, respectively.

Following are future minimum lease payments required under operating leases with initial or remaining non-cancelable terms in excess of one year at June 30, 2016:

2016	$80,053
2017	155,064
2018	154,524
2019	137,493
2020	126,671
Thereafter	2,008,994

$2,662,799

(16) COMMITMENTS, CONTINGENCIES AND CONCENTRATIONS OF CREDIT RISK:

The consolidated financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of the Company’s business and which involve elements of credit risk, interest rate risk and liquidity risk. A summary of these commitments and contingent liabilities at June 30, 2016 and December 31, 2015 follows:

	June 30, 2016	December 31, 2015
Lending-related commitments:
Commitments to extend credit	$35,750,475	$36,402,324
Letters of credit	1,638,407	1,185,626
Mortgage loans sold with recourse	13,334,015	11,700,912
Credit card loans sold with recourse	345,290	364,650

Commitments to extend credit, credit card arrangements, and letters of credit all include some exposure to credit loss in the event of nonperformance by the customer. The Company’s credit policies and procedures for credit commitments and financial guarantees are the same as those for extensions of credit that are recorded in the consolidated financial statements. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Company. Mortgage loans sold with recourse represent amounts sold to investors in the secondary market. The correspondent agreements with investors contain clauses under which the Company could be obligated to repurchase a previously sold loan if certain events set forth in the agreements occur within defined timeframes.

Substantially all of the Company’s loans, commitments to lend, and letters of credit have been granted to customers in its trade area who are also depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding.

The Bank has multiple agreements with a third party to provide data processing services for the Bank. The Bank may terminate the contracts with written notice in advance of a renewal date. Early termination is subject to a fee equal to the average monthly fees for the prior twelve months, multiplied by the number of months remaining under the agreement. At June 30, 2016, the cost to terminate these contracts was approximately $2,280,000.

The Bank also has a three-year agreement with a third party to provide ATM and debit card services for the Bank. At June 30, 2016, cancellation of the contract would require a termination payment to the third party totaling approximately $177,500.

In the ordinary course of business, there are various legal proceedings involving the Company and its subsidiaries, most of which are considered litigation incidental to the conduct of business. These proceedings may include, among other matters, collection and foreclosure actions and defense of routine corporate, employment and banking related litigation. Management, after consulting with legal counsel and based on the facts available and proceedings to date, is of the opinion that the ultimate resolution of these proceedings will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company’s asset base is exposed to risk, including the risk resulting from changes in interest rates, market values of collateral for loans to customers and changes in the timing of cash flows. The Company monitors the effect of such risk by considering the mismatch of the maturities of its assets and liabilities in the current interest rate environment and the sensitivity of assets and liabilities to changes in interest rates. The Company’s management has considered the effect of significant increases and decreases in interest rates and believes such changes, if they occurred, would be manageable and would not affect the ability of the Company to hold its assets to maturity. However, the Company is exposed to significant market risk in the unlikely event of significant and prolonged interest rate changes.

West View Apartments, L.P. and East View Apartments, L.P. operate in a heavily regulated environment. Their operations are subject to administrative directives, rules and regulations of federal, state, and local regulatory agencies, including, but not limited to, the U.S. Department of Housing and Urban Development.

(17) RELATED PARTY TRANSACTIONS:

The Company has extended credit to certain directors, executive officers, significant shareholders, and their affiliates. Such transactions are made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and do not, in management’s opinion, involve more than a normal credit risk or present other unfavorable features. The aggregate activity of loans to such related parties during the six months ended June 30, 2016 and the year ended December 31, 2015 is as follows:

	June 30, 2016	December 31, 2015
Balance—beginning of period	$4,464,724	$10,527,676
New loans	62,216	1,496,825
Repayments and other decreases	(1,493,570)	(7,559,777)

Balance—end of period	$3,033,370	$4,464,724

At June 30, 2016 and December 31, 2015, the aggregate amount of deposits held at the Bank for officers, directors and related interests totaled approximately $2,213,456 and $2,648,000, respectively. Non-interest bearing demand deposits held at the Bank for the Company totaled $428,943 and $578,603 at June 30, 2016 and December 31, 2015, respectively.

Payments to directors of the Company for services provided to the Bank totaled approximately $168,000 and $172,000 during the six months ended June 30, 2016 and 2015, respectively.

The Bank has outstanding loan participations purchased from another financial institution for which the Company is an investor, totaling $4,059,050 and $6,721,197 at June 30, 2016 and December 31, 2015, respectively.

(18) SUPPLEMENTAL CASH FLOW INFORMATION:

Supplemental cash flow information for the six months ended June 30, 2016 and 2015 is as follows:

	June 30, 2016	June 30, 2015
Cash paid for interest	$1,447,338	$1,404,755
Cash paid for income taxes	590,000	675,000
Non-cash investing and financing activities:
Real estate and other assets acquired in settlement of loans	—	204,900
Proceeds from sales of foreclosed assets funded by loans	31,450	762,491
Common stock issued as compensation	700,000	—

(19) REGULATORY MATTERS:

The Bank is subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum regulatory capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under the regulatory capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and Tier 1 capital to average assets (as defined). In July 2013, the OCC and other federal banking regulators approved final rules to implement the revised capital adequacy standards of the Basel Committee on Banking Supervision (Basel III) that established a new capital framework for insured depository institutions. Basel III increased existing risk-based capital requirements, introduced new requirements, and changed various capital component definitions. Basel III requires the Bank to maintain a new ratio of common equity Tier 1 capital (as defined) to risk-weighted assets. Basel III became effective for the Bank on January 1, 2015, with full compliance with all of the requirements phased-in over a multi-year schedule through January 1, 2019. Management believes that, as of the balance sheet dates presented below, the Bank would meet all capital adequacy requirements under Basel III on a fully phased-in basis if such requirements were currently effective. The actual and required regulatory capital ratios for the Bank at June 30, 2016 and December 31, 2015 are as follows:

	Actual	Required	To Be Well Capitalized
June 30, 2016

Total capital to risk-weighted assets	15.88%	8.00%	10.00%
Tier 1 capital to risk-weighted assets	14.63%	6.00%	8.00%
Common equity Tier 1 capital to risk-weighted assets	14.63%	4.50%	6.00%
Tier 1 capital to average assets	11.58%	4.00%	5.00%

December 31, 2015

Total capital to risk-weighted assets	16.61%	8.00%	10.00%
Tier 1 capital to risk-weighted assets	15.36%	6.00%	8.00%
Common equity Tier 1 capital to risk-weighted assets	15.36%	4.50%	6.50%
Tier 1 capital to average assets	11.89%	4.00%	5.00%

The Company and the Bank are subject to dividend restrictions set forth by their regulators. Under such restrictions, the Company and the Bank may not, without prior approval, declare dividends in excess of 75% of its current year’s net income plus 75% of the retained income for the immediately preceding year.

(20) FAIR VALUE MEASUREMENTS AND DISCLOSURES:

The Company measures certain of its assets and liabilities on a fair value basis using various valuation techniques and assumptions, depending on the nature of the asset or liability. Fair value is defined by ASC Topic 820, Fair Value Measurements and Disclosures, as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Assets and liabilities that are recorded at fair value are grouped by three input levels based on the markets in which the financial instruments are traded and the reliability of the assumptions used to determine their fair values. These input levels are:

Level 1	–	Quoted prices for identical financial instruments in active markets.
Level 2	–	Quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations whose inputs are observable.
Level 3	–	Unobservable inputs for determining the fair values of financial instruments that reflect the entity’s own assumptions about the assumptions market participants would use in pricing financial instruments.

The following table presents the Company’s significant assets and liabilities that are measured at fair value at June 30, 2016 and December 31, 2015:

June 30, 2016	Level 1	Level 2	Level 3	Total
Investment securities:
U.S. Government and agency obligations	$—	$3,003,262	$—	$3,003,262
Obligations of states and political subdivisions	—	27,504,965	—	27,504,965
Mortgage-backed securities	—	43,888,641	—	43,888,641
Loans held-for-sale	—	—	919,295	919,295
Impaired loans	—	—	10,626,657	10,626,657
Foreclosed assets held for sale	—	—	4,981,040	4,981,040

December 31, 2015	Level 1	Level 2	Level 3	Total
Investment securities:
U.S. Government and agency obligations	$—	$4,940,658	$—	$4,940,658
Obligations of states and political subdivisions	—	27,698,087	—	27,698,087
Mortgage-backed securities	—	41,378,466	—	41,378,466
Loans held-for-sale	—	—	1,043,463	1,043,463
Impaired loans	—	—	8,244,340	8,244,340
Foreclosed assets held for sale	—	—	5,336,212	5,336,212

The following valuation methods and assumptions are used for the Company’s financial and non-financial assets recorded at fair value:

Investment securities – Investment securities available-for-sale are accounted for using fair value measurements on a recurring basis. The Company utilizes an independent third party as its principal pricing source for determining fair value of investment securities. The Company’s principal markets for its securities portfolio are the secondary institutional markets, with an exit price that is predominantly reflective of bid level pricing in those markets. Fair values are based upon quoted market prices, if available. If quoted market prices are not available, fair values are based on quoted market prices of comparable investment securities, broker quotes or other observable inputs for similar investment securities. For investment securities traded in a market that is not active, fair value is determined using unobservable inputs. In obtaining such valuation information from third party providers, the Company has evaluated the valuation methodologies used to develop the fair values in order to determine whether such valuations are representative of an exit price in the Company’s principal markets.

Loans held for sale – Loans held for sale are carried at the lower of cost or estimated fair values, less estimated selling costs, and are subject to nonrecurring fair value adjustments. Estimated fair value is based on existing commitments, the current market value of similar loans, or other unobservable inputs.

Impaired loans – Impaired loans that are collateral dependent are accounted for using fair value measurements and are subject to nonrecurring fair value adjustments. The fair value of the underlying collateral is determined through the use of independent appraisals or other unobservable inputs. At June 30, 2016 and December 31, 2015, the carrying value of the Company’s impaired loans was reduced by $1,163,919 and $1,349,511, respectively, to an estimated fair value of $10,626,657 and $8,244,340. Reductions to the carrying values of impaired loans during the six months ended June 30, 2016 and 2015 consisted of partial charge-offs of $93,418 and $0, respectively, and specific allocations within the allowance for loan losses of $1,070,501 and $857,913, respectively.

Foreclosed assets held for sale – Foreclosed assets held for sale are initially accounted for at the lower of the recorded investment in the loan or fair value less estimated selling costs at the date of repossession or foreclosure and are subject to nonrecurring fair value adjustments. Valuations of these assets are periodically reviewed by management with the carrying values adjusted through non-interest income to the estimated fair value, less estimated selling costs, if lower at the date of review until disposition. Estimated fair values are generally based on independent appraisals or other unobservable inputs.

The Company recognizes transfers into and out of input levels at the end of the reporting period. During the six months ended June 30, 2016 and 2015, there were no transfers of assets or liabilities measured at fair value between input levels.

ASC Topic 825 requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market values are not available, fair values are based on estimates using present value, discounted cash flows, or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. ASC Topic 825 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value at June 30, 2016 and December 31, 2015:

Cash and cash equivalents –

The carrying amount of cash and cash equivalents approximates fair value.

Investment securities –

As described previously, fair values of investment securities are estimated using quoted market prices, quoted market prices of comparable securities, broker quotes or other observable inputs for similar securities. For investment securities traded in a market that is not active, fair value is determined using unobservable inputs.

Investment in Federal Home Loan Bank stock –

The carrying amount for FHLB stock is believed to approximate fair value.

Loans held for sale –

The carrying value of mortgage loans originated for sale approximates fair value due to the short holding periods for these loans.

Loans –

The fair value of unimpaired loans and non-collateral dependent impaired loans not held for sale is estimated by discounting the expected future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for similar remaining maturities. The fair value of collateral dependent impaired loans is estimated based on the underlying collateral value. Loan fair value estimates involve judgments regarding future expected loss experience and risk characteristics.

Deposit liabilities –

The fair value of non-interest bearing demand, interest bearing demand, and savings deposits is equal to the amount payable on demand at the reporting date. Fair values for fixed rate time deposits are estimated using a discounted cash flow calculation that applies interest rates currently offered on time deposits to a schedule of aggregated expected monthly maturities on those deposits. The fair value of variable rate time deposits approximates their carrying value.

Borrowings—Federal Home Loan Bank –

For short-term and floating rate borrowings, the fair value of borrowings from the FHLB approximates the recorded liability. For long-term fixed-rate borrowings, fair value is estimated based on the current rates available to the Company for borrowings with similar terms and remaining maturities.

Other borrowings and subordinated debentures –

The fair value of other borrowings is estimated based on the current rates available to the Company for borrowings with similar terms and remaining maturities. For the Company’s floating rate subordinated debentures, the recorded liability approximates its fair value.

Off-balance-sheet instruments –

The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of agreements and the present creditworthiness of the counterparties. For fixed-rate loan commitments, fair value also considers the difference between current levels of interest rates and committed rates. The fair value of letters of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counterparties at the reporting date. The carrying value of mortgage loans in process of origination and mortgage and credit card loans sold with recourse is a reasonable estimate of fair value.

The carrying values and estimated fair values of the Company’s significant financial instruments at June 30, 2016 and December 31, 2015 are as follows (amounts in thousands):

	June 30, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Cash and cash equivalents	$8,909	$8,909	$17,096	$17,096
Investment securities	80,946	80,975	80,658	80,684
Investment in FHLB stock	1,851	1,851	908	908
Loans held for sale	919	919	1,043	1,043
Loans	370,490	368,060	347,420	344,758
Financial liabilities:
Deposits	383,791	384,532	393,974	394,587
Borrowings – FHLB	41,233	42,808	17,563	17,334
Other borrowings	14,772	14,772	15,167	15,167
Off-balance sheet instruments:
Commitments to extend credit	35,750	35,750	36,402	36,402
Letters of credit	1,638	1,638	1,186	1,186
Mortgage loans sold with recourse	13,334	13,334	11,701	11,701
Credit card loans sold with recourse	345	345	365	365

[LOGO]

Independent Auditor’s Report

Board of Directors

Community First Bancshares, Inc.

Harrison, Arkansas

We have audited the accompanying consolidated financial statements of Community First Bancshares, Inc. and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Community First Bancshares, Inc. and its subsidiary as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/

Little Rock, Arkansas

March 23, 2016

6311 Ranch Drive	[GRAPHIC]	Little Rock, Arkansas 72223	[GRAPHIC]	501.868.7486	[GRAPHIC]	fax 501.868.7750	[GRAPHIC]	www.erwinco.com

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2015 and 2014

	2015	2014
ASSETS
Cash and due from banks	$17,095,692	$28,591,842
Investment securities available-for-sale	74,017,211	79,159,919
Investment securities held-to-maturity	6,640,943	6,811,257
Investment in White River Bancshares Company	7,985,528	7,761,727
Investment in Federal Home Loan Bank stock, at cost	908,400	1,625,500
Loans held-for-sale	1,043,463	427,000
Loans, net of allowance for loan losses	347,419,512	343,686,531
Premises and equipment, net	12,480,917	13,051,363
Accrued interest receivable	2,057,108	2,249,843
Foreclosed assets held for sale	5,336,212	8,529,451
Deferred income taxes	2,997,773	3,330,024
Other assets	1,953,709	1,493,822

	$479,936,468	$496,718,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing demand	$34,473,980	$35,663,810
Interest bearing demand	205,327,388	191,831,319
Savings	48,288,878	46,700,807
Time deposits under $100,000	64,674,084	66,210,176
Time deposits $100,000 and over	41,209,362	49,498,546

Total deposits	393,973,692	389,904,658

Borrowings—Federal Home Loan Bank	17,562,726	29,677,211
Borrowings—other	10,012,146	10,743,388
Subordinated debentures	5,155,000	5,155,000
Accrued interest payable	397,940	391,518
Other liabilities	959,492	1,044,386

Total liabilities	428,060,996	436,916,161

Stockholders’ equity:
Preferred stock, Series A	—	899
Preferred stock, Series B	—	55
Common stock	38,535	42,244
Surplus	11,336,115	24,812,941
Retained earnings	40,774,186	34,976,019
Accumulated other comprehensive loss	(273,364)	(30,040)

Total stockholders’ equity	51,875,472	59,802,118

	$479,936,468	$496,718,279

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

For the years ended December 31, 2015 and 2014

	2015	2014
Interest income:
Loans, including fees	$20,341,923	$20,349,694
Investment securities	2,252,640	2,436,718
Federal funds sold and time deposits in other institutions	19,204	14,301
Other	5,552	5,481

Total interest income	22,619,319	22,806,194

Interest expense:
Deposits	1,912,450	1,994,995
Borrowings	847,970	1,004,783

Total interest expense	2,760,420	2,999,778

Net interest income	19,858,899	19,806,416
Provision for loan losses	140,000	837,500

Net interest income after provision for loan losses	19,718,899	18,968,916

Non-interest income:
Service charges on deposits	1,735,426	1,836,693
Fees and commissions	1,519,505	1,741,399
Equity in earnings of White River Bancshares Company	339,977	176,166
Net gains on investment securities	66,384	62,221
Losses on foreclosed assets held for sale	(839,340)	(1,736,035)
Other	819,065	677,727

	3,641,017	2,758,171

Non-interest expense:
Salaries and benefits	7,904,316	7,789,274
Occupancy	1,070,596	1,037,838
Furniture and equipment	1,296,686	1,380,412
Advertising and public relations	293,098	271,126
Outside services	1,311,189	1,156,796
Loan and collection	355,638	970,478
Stationary and supplies	220,350	201,153
Telephone	125,648	112,492
Postage and freight	200,018	200,352
Directors’ fees	183,800	181,700
FDIC and state assessments	446,877	471,073
Other	998,940	996,060

	14,407,156	14,768,754

Income before income taxes	8,952,760	6,958,333
Provision for income taxes	2,598,618	1,503,317

Net income	$6,354,142	$5,455,016

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the years ended December 31, 2015 and 2014

	2015	2014
Net income	$6,354,142	$5,455,016

Other comprehensive income (loss):
Net unrealized holding gains (losses) on investment securities arising during the year, net of deferred income taxes of $(86,983) and $861,485, respectively	(168,850)	1,672,293
Reclassification adjustment for realized gains included in net income, net of deferred income taxes of $22,571 and $21,155, respectively	(43,813)	(41,066)
Other comprehensive loss attributable to investment in White River Bancshares Company	(30,661)	171,599

Other comprehensive income (loss)	(243,324)	1,802,826

Comprehensive income	$6,110,818	$7,257,842

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the years ended December 31, 2015 and 2014

	Preferred Stock		Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	Series A	Series B
Balance—December 31, 2013	$1,273	$64	$42,109	$29,070,258	$30,848,000	$(1,832,866)	$58,128,838
Comprehensive income					5,455,016	1,802,826	7,257,842
Sale of 1,350 shares of common stock			135	159,165			159,300
Preferred stock dividends					(1,040,510)		(1,040,510)
Common stock dividends					(265,287)		(265,287)
Net accretion of net preferred stock discount				21,200	(21,200)		—
Repurchase of preferred stock	(374)	(9)		(3,835,617)			(3,836,000)
Impact of equity transactions of White River Bancshares Company				(602,065)			(602,065)

Balance—December 31, 2014	899	55	42,244	24,812,941	34,976,019	(30,040)	59,802,118
Comprehensive income					6,354,142	(243,324)	6,110,818
Sale of 1,000 shares of common stock			100	128,900			129,000
Preferred stock dividends					(23,700)		(23,700)
Common stock dividends					(532,275)		(532,275)
Repurchase of common stock			(3,809)	(3,996,165)			(3,999,974)
Repurchase of preferred stock	(899)	(55)		(9,524,047)			(9,525,001)
Impact of equity transactions of White River Bancshares Company				(85,514)			(85,514)

Balance—December 31, 2015	$—	$—	$38,535	$11,336,115	$40,774,186	$(273,364)	$51,875,472

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2015 and 2014

	2015	2014
Cash flows from operating activities:
Net income	$6,354,142	$5,455,016
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	140,000	837,500
Provision for losses on foreclosed assets	756,024	1,483,119
Depreciation and amortization	902,805	987,517
Deferred income taxes	441,805	(390,958)
Net amortization of investment securities discounts and premiums	387,121	330,674
Realized gains on disposition of investment securities	(66,384)	(62,221)
Equity in earnings of White River Bancshares Company	(339,977)	(176,166)
(Gains) losses on dispositions of premises and equipment, foreclosed assets, and other assets	(255,537)	273,522
(Increase) decrease in accrued interest receivable and other assets	(345,966)	36,710
(Increase) decrease in loans held-for-sale	(616,463)	512,300
Decrease in accrued interest payable and other liabilities	(78,472)	(150,261)

Net cash provided by operating activities	7,279,098	9,136,752

Cash flows from investing activities:
Purchases of investment securities available-for-sale	(27,800,860)	(14,966,126)
Purchases of investment securities held-to-maturity	—	(1,343,500)
Proceeds from disposition of investment securities available-for-sale	32,300,614	19,961,322
Proceeds from calls and maturities of investment securities held-to-maturity	170,314	123,743
Net increase in loans	(2,905,353)	(12,681,342)
Net (purchases) dispositions of other investments	721,659	(367,700)
Net dispositions of time deposits in other institutions	—	95,000
Purchases of premises and equipment	(372,046)	(706,891)
Proceeds from sales of premises and equipment and other assets	97,980	24,475
Proceeds from sales of foreclosed assets held for sale	1,741,087	1,070,927

Net cash provided (used) by investing activities	3,953,395	(8,790,092)

Cash flows from financing activities:
Increase (decrease) in non-interest bearing demand deposits	(1,189,830)	3,885,727
Increase in interest bearing demand deposits	13,496,069	34,588,214
Increase in savings deposits	1,588,071	2,370,669
Decrease in time deposits	(9,825,276)	(21,847,368)
Borrowings from Federal Home Loan Bank	21,336,683	26,000,000
Repayments of Federal Home Loan Bank borrowings	(33,451,168)	(22,035,166)
Net repayments of other borrowings	(731,242)	(640,461)
Repurchase of common stock	(3,999,974)	—
Repurchase of preferred stock	(9,525,001)	(3,836,000)
Preferred stock dividends paid	(23,700)	(1,040,510)
Proceeds from sale of common stock	129,000	159,300
Common stock dividends paid	(532,275)	(265,287)

Net cash provided (used) by financing activities	(22,728,643)	17,339,118

Net increase (decrease) in cash and cash equivalents	(11,496,150)	17,685,778
Cash and cash equivalents, beginning of year	28,591,842	10,906,064

Cash and cash equivalents, end of year	$17,095,692	$28,591,842

See accompanying notes

COMMUNITY FIRST BANCSHARES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015 and 2014

(1) SIGNIFICANT ACCOUNTING POLICIES:

Nature of operations –

Community First Bancshares, Inc. (Company) provides a full range of financial services to individuals and commercial customers in Harrison, Arkansas and surrounding areas through its wholly-owned subsidiary, Community First Bank (Bank). The Bank’s primary deposit products are interest-bearing checking accounts and certificates of deposit. Its primary lending products are real estate, commercial, and industrial loans. The Bank operates under a state bank charter and is subject to regulation by the Arkansas State Bank Department and the Federal Deposit Insurance Corporation (FDIC).

Community First Title, Inc. (CFT) was formed to provide title insurance and closing services to customers in the Harrison, Arkansas area. Effective August 26, 2015, the assets of CFT were sold and its operations were discontinued.

West View Apartments, L.P. (West View) owns and operates a 12-unit housing facility in Berryville, Arkansas for low income individuals.

East View Apartments, L.P. (East View) owns and operates a 26-unit housing facility in Green Forest, Arkansas for low income individuals.

Basis of presentation and use of estimates –

The consolidated financial statements include the accounts of the Company, the Bank, its wholly-owned subsidiary, Community First Title, Inc., and its 99.98% owned subsidiaries, West View Apartments, L.P. and East View Apartments, L.P. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accounting policies of the Company and the methods of applying them conform with U.S. generally accepted accounting principles (GAAP) and practices within the banking industry. The Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) became effective during the Company’s fiscal year ending December 31, 2009. At that time, the ASC became FASB’s officially recognized source of authoritative GAAP applicable to all nongovernmental entities, superseding previously existing accounting and reporting standards.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents –

For purposes of reporting cash flows in the consolidated statements of cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold.

The Bank is required by the Federal Reserve to maintain minimum balances of cash or non-interest bearing deposits with its primary correspondent. At December 31, 2015, the Bank’s required minimum reserve balance was approximately $334,000.

Federal funds sold generally mature within one to four days from the transaction date. At times, the Bank’s federal funds sold to and deposits with correspondent banks may significantly exceed the FDIC insurance limit. It is the Bank’s policy to only sell funds to and place deposits with institutions it considers to be of high credit quality. At December 31, 2015, uninsured balances due from banks totaled approximately $1,254,000.

Investments securities –

Investment securities classified as held-to-maturity are those securities the Company has the intent and ability to hold until they mature regardless of changes in market conditions, liquidity needs, or changes in general economic conditions. These securities are carried at amortized cost. Investment securities classified as available-for-sale are those securities the Company intends to hold for an indefinite period of time, but not necessarily to maturity. The Company could decide to sell a security classified as available-for-sale for various reasons, including movement in interest rates, changes in the maturity mix of the Company’s assets and liabilities, liquidity needs, and other similar factors. Securities available-for-sale are carried at fair value, with the unrealized gains and losses, net of deferred taxes, reported as increases or decreases in accumulated other comprehensive income, a separate component of stockholders’ equity.

The amortized cost of investment securities is adjusted for amortization of premiums and accretion of discounts to the expected maturity date, or in the case of mortgage-backed securities, over the life of the security. Such amortization and accretion is included in interest income. Realized gains and losses and declines in value judged to be other-than-temporary are included in current earnings. The cost of securities sold for purposes of recognizing gains or losses is based on the specific identification method.

Investment in White River Bancshares Company –

The Company’s non-controlling 23.09% investment in White River Bancshares Company is accounted for using the equity method of accounting and earnings are considered to be permanently reinvested.

Investment in Federal Home Loan Bank stock –

All Federal Home Loan Bank of Dallas (FHLB) stockholders are required to maintain a minimum investment based on total assets, loan and investment portfolio components, and desired levels of borrowings. Accordingly, the Company’s rights to sell or exchange this investment are restricted. Because of the limited market for this stock, it is carried at cost. The stock serves as collateral for borrowings from the FHLB.

Loans and allowance for loan losses –

Loans held for sale are carried at the lower of cost or fair value less estimated costs to sell. The Bank enters into forward commitments for the sale of its mortgage loan originations in order to reduce its market risk on such originations in process. Gains and losses from the sales of mortgage loans are recognized when the loan is sold to investors.

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding principal balances adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income on loans is recognized over the term of the loan and is calculated using the simple interest method on daily balances of principal amount outstanding. Loan origination fees and costs are generally deferred and recognized over the life of the loan as an adjustment to yield. Each borrower’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained is based on management’s credit evaluation of the customer. The nature of collateral required varies and may include deposit accounts, securities, accounts receivable, inventories, equipment, and real estate.

Generally, the accrual of interest is discontinued on loans which are greater than ninety days delinquent, unless the loan is both well secured and in the process of collection, or earlier when management believes the collection of all principal and interest is unlikely. Loans on which the accrual of interest has been discontinued are designated as nonaccrual loans and income on such loans is then recognized only to the extent that cash is received and where the future collection of principal is probable.

The allowance for loan losses is maintained at a level believed to be adequate by management to absorb losses inherent in the loan portfolio as of the balance sheet date and is based on management’s evaluation of various factors affecting the loan portfolio including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, regulatory guidance, general economic conditions, and other observable data. Determination of the allowance is inherently subjective as it requires significant estimates, including the amounts and timing of expected future cash flows or collateral values for specific impaired loans, estimated losses on homogeneous loan groups that are based on historical loss experience and consideration of current economic factors and trends, all of which may be susceptible to significant change. Loans, or portions thereof, that are considered uncollectible are charged off against the allowance, while recoveries of amounts previously charged off are credited to the allowance. A provision for loan losses is charged to operations based on management’s periodic evaluation of the factors previously described, as well as other pertinent factors. Evaluations are conducted at least quarterly and more often if deemed necessary.

The Company considers a loan to be impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. The Company evaluates impaired loans with smaller balances that are of a similar nature collectively and evaluates all other impaired loans individually when determining the adequacy of the allowance for impaired loans. Estimated losses on internally risk-rated loans, exclusive of specific impaired loans, is based on applying an allowance factor that is higher for homogeneous groups of impaired loans than for homogeneous groups of unimpaired loans, due to management’s concerns regarding collectability or management’s knowledge of particular elements regarding the borrower. Because of the uncertainties associated with the estimation process, it is reasonably possible that management’s estimate of credit losses inherent in the loan portfolio and the amount of the related allowance may change in the near term. Loans for which the terms have been modified and for which the borrower is experiencing financial difficulties are considered troubled debt restructurings (TDR’s) and are included in impaired loans. The most common TDR concessions that were granted by the Company involved reductions of interest rates and rescheduling payments of principal and interest over longer amortization periods.

At times, the Company may sell participating interests in loans to other financial institutions to allow the Company to service customers with needs in excess of the Company’s limit on loans to a single borrower. The Company accounts for the transfer of such a participating interest as a sale since control over the participating interest has been relinquished. Control is deemed to be relinquished when the participating interest has been isolated from the Company, the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or sell the participating interest, and the Company does not maintain effective control over the participating interest through an agreement to repurchase it prior to maturity. Under such a participation agreement, the Company continues to service the loan for a nominal fee and the buyer receives its share of principal collected together with interest at an agreed-upon rate. Generally, no gain or loss is recognized upon the sale of a participating interest in a loan or during the related servicing period.

Foreclosed assets held for sale –

Foreclosed assets held for sale represents assets acquired in satisfaction of debt and are generally valued at the lower of the recorded investment in the loan or fair value less estimated cost to sell. Subsequent write-downs and net losses realized on sales of foreclosed assets are included in non-interest income in the accompanying statements of income.

Premises and equipment –

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives of 10 to 40 years for buildings and improvements and 3 to 10 years for equipment, furniture and fixtures. Leasehold improvements are capitalized and amortized using the straight-line method over the term of the respective leases or the estimated useful lives of the improvements, whichever is shorter.

Income taxes –

The Company recognizes deferred income taxes for the expected future tax consequences of events that have been recognized in the consolidated financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the values of the assets and liabilities reflected in the financial statements and their related tax basis using enacted tax rates in effect for the year or years in which the differences are expected to be recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. The Company files consolidated income tax returns with the Bank and CFT and includes its allocable portion of taxable income and deductions for East View and West View in those returns. The Company is no longer subject to federal or Arkansas income tax audits by tax authorities for years prior to 2012.

Advertising costs –

Advertising costs are charged to expense as incurred. Advertising costs for the years ended December 31, 2015 and 2014 totaled approximately $104,000 and $75,000, respectively.

Stock-based compensation –

The Company has a stock-based employee compensation plan which is described more fully in Note 14. The Company applies the fair value method of recording stock-based compensation for stock options granted after December 31, 2005, as prescribed by ASC Topic 715. The cost of stock-based awards is recognized over the period during which the employee is required to provide service in exchange for the award. No stock-based compensation is reflected in income for stock options granted prior to January 1, 2006.

Subsequent events –

The Company has evaluated subsequent events through March 23, 2016, the date these financial statements were available to be issued.

Recent accounting pronouncements –

In May 2014, the FASB issued Accounting Standard Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The core principle of the model is to recognize revenue when control of the goods or services transfers to the customer, as opposed to recognizing revenue when the risks and rewards transfer to the customer under the existing revenue guidance. In July 2015, the FASB deferred the required effective date of ASU 2014-09 to years beginning after December 15, 2018. Early adoption is permitted for years beginning after December 15, 2016. The guidance permits companies to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The Company has not yet selected a transition method nor has it determined the impact, if any, that the adoption will have on its financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall (Topic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 will require equity investments (other than those accounted for under equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized through net income. ASU 2016-01 will also eliminate the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities and the requirement to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet for public business entities. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2018. Early adoption is permitted for entities beginning after December 15, 2017. The Company does not expect the adoption of ASU 2016-01 to have a material impact its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 will generally require lessees to recognize assets and liabilities associated with leases (other than those leases with terms of 12 months or less, for which the entity is permitted to elect to not recognize lease assets and lease liabilities) on the lessee entity’s balance sheet. ASU 2016-02 will also require certain quantitative and qualitative financial statement disclosures regarding the amount, timing and uncertainty of cash flows from leases. Upon adoption, ASU 2016-02 will require the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach which includes a number of practical expedients that entities may elect to apply. ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2018 for public business entities and periods beginning after December 15, 2019 for entities that are not public business entities. Early adoption is permitted for all entities. The Company has not yet determined the impact that adoption of ASU 2016-02 will have on its financial statements.

(2) INVESTMENT SECURITIES:

Following is a summary of available-for-sale and held-to-maturity securities:

	Available-for-Sale
December 31, 2015:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Government and agency obligations	$4,998,432	$1,326	$59,100	$4,940,658
Obligations of states and political subdivisions	27,409,719	427,600	139,232	27,698,087
Mortgage-backed securities	41,989,430	38,773	649,737	41,378,466

	$74,397,581	$467,699	$848,069	$74,017,211

	Held-to-Maturity
December 31, 2015:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Obligations of states and political subdivisions	$6,640,943	$26,140	$—	$6,667,083

	Available-for-Sale
December 31, 2014:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Government and agency obligations	$5,998,223	$—	$179,747	$5,818,476
Obligations of states and political subdivisions	31,039,995	543,094	183,848	31,399,241
Mortgage-backed securities	42,179,855	187,896	425,549	41,942,202

	$79,218,073	$730,990	$789,144	$79,159,919

	Held-to-Maturity
December 31, 2014:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Obligations of states and political subdivisions	$6,811,257	$85,860	$—	$6,897,117

The amortized cost and estimated fair value of investment securities by contractual maturity at December 31, 2015 are presented below. Actual maturities may differ from contractual maturities due to the existence of call or prepayment options.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one year or less	$74,982	$74,527	$—	$—
Due in one to five years	6,407,606	6,441,007	—	—
Due in five to ten years	12,799,151	12,763,822	45,000	45,418
Due more than ten years	13,126,412	13,359,389	6,595,943	6,621,665

	32,408,151	32,638,745	6,640,943	6,667,083
Mortgage-backed securities	41,989,430	41,378,466	—	—

	$74,397,581	$74,017,211	$6,640,943	$6,667,083

Gross realized gains and losses on sales and calls of investment securities for the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
U.S. Government and agency obligations
Gross realized losses	$14,738	$20,133
Obligations of states and political subdivisions
Gross realized gains	13,063	58,074
Gross realized losses	—	900
Mortgage-backed securities
Gross realized gains	107,700	34,398
Gross realized losses	39,641	9,218

Investment securities with carrying values of approximately $66,377,000 and $67,440,000 at December 31, 2015 and 2014, respectively, were pledged to secure certain public deposits or for other purposes.

Information pertaining to investment securities with gross unrealized losses at December 31, 2015 and 2014, aggregated by investment category and length of time that individual investment securities have been in a continuous unrealized loss position, follows:

	Less than 12 months		More than 12 months		Total
December 31, 2015	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. Government and agency obligations	$1,979,609	$20,391	$1,959,723	$38,709	$3,939,332	$59,100
Obligation of states and political subdivisions	694,894	1,130	461,880	138,102	1,156,774	139,232
Mortgage-backed securities	27,529,041	335,885	10,418,522	313,852	37,947,563	649,737

	$30,203,544	$357,406	$12,840,125	$490,663	$43,043,669	$848,069

	Less than 12 months		More than 12 months		Total
December 31, 2014	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. Government and agency obligations	$—	$—	$5,818,477	$179,747	$5,818,477	$179,747
Obligation of states and political subdivisions	594,994	7,076	2,729,858	176,772	3,324,852	183,848
Mortgage-backed securities	10,997,523	42,252	16,344,056	383,297	27,341,579	425,549

	$11,592,517	$49,328	$24,892,391	$739,816	$36,484,908	$789,144

At December 31, 2015, four of the Company’s U.S. Government and agency obligations, nine of its obligations of states and political subdivisions, and thirty-five of its mortgage-backed securities had fair values that were less than their carrying values. However, only two of its U.S. Government agency obligations, five of its obligations of states and political subdivisions, and ten of its mortgage-backed securities had been in a continuous unrealized loss position for twelve months or more.

In evaluating the Company’s unrealized loss positions for other-than-temporary impairment, management considers the credit quality of the issuer, the nature and cause of the unrealized loss, and the severity and duration of the impairments. At December 31, 2015 and 2014, management determined that substantially all unrealized losses were the result of fluctuations in interest rates or other temporary market conditions and did not reflect deteriorations of the credit quality of the investments. Accordingly, management has determined that all of its unrealized losses on investment securities are temporary in nature and that the Company has both the intent and ability to hold the securities to maturity or until fair value recovers above cost.

(3) LOANS AND ALLOWANCE FOR LOAN LOSSES:

The major categories of outstanding loans, net of deferred fees, at December 31, 2015 and 2014 are summarized as follows:

	2015	2014
Real estate loans:
Residential 1-4 family	$123,586,577	$119,379,378
Non-farm/non-residential	91,436,268	90,880,565
Construction/land development	34,212,001	39,987,483
Agricultural	24,903,502	24,247,178
Residential multifamily	14,051,901	16,684,574
Commercial and industrial loans	35,430,718	32,636,992
Consumer	21,149,417	19,657,789
Agricultural loans (non-real estate)	7,880,916	6,104,424
Other	422,901	622,376

	353,074,201	350,200,759
Less: allowance for loan losses and amortization	5,654,689	6,514,228

	$347,419,512	$343,686,531

Deferred fees, net of deferred costs, totaled $380,740 and $366,980 at December 31, 2015 and 2014, respectively.

Changes in the allowance for loan losses by segment for the years ending December 31, 2015 and 2014 are summarized as follows:

December 31, 2015	Balance, Beginning of Year	Charge-offs	Recoveries	Provision	Balance, End of Year
Real estate:
Residential 1-4 family	$922,175	$(152,768)	$43,588	$(151,241)	$661,754
Non-farm/non-residential	1,103,018	(934,922)	24,783	451,999	644,878
Construction/land development	759,331	(7,767)	38,000	(148,321)	641,243
Agricultural	140,262	(57,600)	8,847	27,272	118,781
Residential multifamily	91,642	—	30,000	(70,538)	51,104
Commercial and industrial	1,248,348	(13,965)	134,713	(656,783)	712,313
Consumer	302,510	(161,624)	49,176	98,001	288,063
Agricultural (non-real estate)	17,510	—	—	1,944	19,454
Other	132	—	—	(68)	64
Unallocated	1,929,300	—	—	587,735	2,517,035

	$6,514,228	$(1,328,646)	$329,107	$140,000	$5,654,689

December 31, 2014	Balance, Beginning of Year	Charge-offs	Recoveries	Provision	Balance, End of Year
Real estate:
Residential 1-4 family	$1,539,994	$(273,116)	$77,481	$(422,184)	$922,175
Non-farm/non-residential	957,715	(190,998)	44,421	291,880	1,103,018
Construction/land development	495,911	(65,892)	4,190	325,122	759,331
Agricultural	276,546	(52,676)	26,162	(109,770)	140,262
Residential multifamily	193,448	(10,323)	30,000	(121,483)	91,642
Commercial and industrial	1,267,217	(246,956)	46,373	181,714	1,248,348
Consumer	330,543	(244,645)	36,988	179,624	302,510
Agricultural (non-real estate)	12,658	(7,634)	2,080	10,406	17,510
Other	104	—	—	28	132
Unallocated	1,427,137	—	—	502,163	1,929,300

	$6,501,273	$(1,092,240)	$267,695	$837,500	$6,514,228

The Company’s credit quality indicators consist of an internal grading system analysis used to assign grades to all loans. The grade for each individual loan is determined by the account officer and other approving officers at the time the loan is made and changed from time to time to reflect an ongoing assessment of loan risk. Grades on specific loans rated moderate or greater are reviewed monthly. The following categories of credit quality are used by the Company:

Pass –	Loans in this category are considered to be an acceptable credit risk and are generally considered to be collectible in full. This category includes loans graded Excellent, Good, Satisfactory and Moderate.
Watch –	Loans in this category are presently protected from apparent loss; however, weaknesses do exist which could cause future impairment of repayment of principal or interest.
Substandard –	Loans in this category are characterized by deterioration in quality exhibited by any number of well-defined weaknesses requiring corrective action and posing the risk of some loss.
Doubtful –	Loans in this category exhibit the same weaknesses found in the substandard category; however, the weaknesses are more pronounced. These loans have deteriorated to a point where collection in full is improbable.

A summary of loans, net of deferred fees, by credit quality indicators as of December 31, 2015 and 2014 follows:

December 31, 2015	Pass	Watch	Substandard	Doubtful	Total
Real estate:
Residential 1-4 family	$121,643,225	$117,766	$1,825,586	$—	$123,586,577
Non-farm/non-residential	83,832,032	1,800,484	5,803,752	—	91,436,268
Construction/land development	30,836,135	—	3,375,866	—	34,212,001
Agricultural	24,867,571	—	35,931	—	24,903,502
Residential multifamily	14,051,901	—	—	—	14,051,901
Commercial and industrial	30,777,134	4,200,000	453,584	—	35,430,718
Consumer	20,791,559	—	357,858	—	21,149,417
Agricultural (non-real estate)	7,880,916	—	—	—	7,880,916
Other	422,901	—	—	—	422,901

	$335,103,374	$6,118,250	$11,852,577	$—	$353,074,201

December 31, 2014	Pass	Watch	Substandard	Doubtful	Total
Real estate:
Residential 1-4 family	$115,282,896	$633,673	$3,462,809	$—	$119,379,378
Non-farm/non-residential	82,534,669	—	8,345,896	—	90,880,565
Construction/land development	35,844,451	—	4,143,032	—	39,987,483
Agricultural	23,932,423	—	314,755	—	24,247,178
Residential multifamily	16,684,574	—	—	—	16,684,574
Commercial and industrial	31,890,499	11,909	734,584	—	32,636,992
Consumer	19,050,334	44,788	562,667	—	19,657,789
Agricultural (non-real estate)	6,103,214	—	1,210	—	6,104,424
Other	622,376	—	—	—	622,376

	$331,945,436	$690,370	$17,564,953	$—	$350,200,759

An aging analysis of past due loans, net of deferred fees, as of December 31, 2015 and 2014 follows:

December 31, 2015	30-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans
Real estate:
Residential 1-4 family	$1,742,696	$504,582	$2,247,278	$121,339,299	$123,586,577
Non-farm/non-residential	3,257,442	351,566	3,609,008	87,827,260	91,436,268
Construction/land development	2,162,192	—	2,162,192	32,049,809	34,212,001
Agricultural	319,951	35,915	355,866	24,547,636	24,903,502
Residential multifamily	—	—	—	14,051,901	14,051,901
Commercial and industrial	59,650	221,189	280,839	35,149,879	35,430,718
Consumer	85,604	3,407	89,011	21,060,406	21,149,417
Agricultural (non-real estate)	50,159	—	50,159	7,830,757	7,880,916
Other	—	—	—	422,901	422,901

	$7,677,694	$1,116,659	$8,794,353	$344,279,848	$353,074,201

December 31, 2014	30-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans
Real estate:
Residential 1-4 family	$2,386,054	$548,646	$2,934,700	$116,444,678	$119,379,378
Non-farm/non-residential	2,840,211	1,396,269	4,236,480	86,644,085	90,880,565
Construction/land development	7,728	166,051	173,779	39,813,704	39,987,483
Agricultural	111,617	18,575	130,192	24,116,986	24,247,178
Residential multifamily	—	—	—	16,684,574	16,684,574
Commercial and industrial	10,590	225,681	236,271	32,400,721	32,636,992
Consumer	140,287	15,941	156,228	19,501,561	19,657,789
Agricultural (non-real estate)	—	—	—	6,104,424	6,104,424
Other	—	—	—	622,376	622,376

	$5,496,487	$2,371,163	$7,867,650	$342,333,109	$350,200,759

A summary of impaired loans as of December 31, 2015 and 2014 follows:

December 31, 2015	Unpaid Principal Balance	Recorded Investment	Related Allowance	Average Recorded Investment	Interest Income Recognized
With a related allowance:
Real estate:
Residential 1-4 family	$976,018	$977,586	$63,989	$1,177,860	$51,319
Non-farm/non-residential	2,489,886	2,492,969	52,736	5,396,865	128,384
Construction/land development	5,837,180	5,846,094	494,746	6,481,735	112,220
Agricultural	317,741	318,511	6,996	311,247	17,522
Commercial and industrial	307,260	307,488	293,370	434,090	7,014
Consumer	35,063	35,020	5,259	67,867	4,279
Agricultural (non-real estate)	—	—	—	612	—

Total with a related allowance	9,963,148	9,977,668	917,096	13,870,276	320,738

With no related allowance:
Real estate:
Residential 1-4 family	789,625	789,625	—	1,110,682	16,121
Non-farm/non-residential	3,150,000	3,150,021	—	2,321,740	182,954
Construction/land development	—	—	—	617,855	—
Commercial and industrial	—	—	—	84,439	—

Total with no related allowance	3,939,625	3,939,646	—	4,134,716	199,075

Total impaired loans	$13,902,773	$13,917,314	$917,096	$18,004,992	$519,813

December 31, 2014	Unpaid Principal Balance	Recorded Investment	Related Allowance	Average Recorded Investment	Interest Income Recognized
With a related allowance:
Real estate:
Residential 1-4 family	$1,377,368	$1,378,134	$206,605	$2,549,766	$67,854
Non-farm/non-residential	8,274,230	8,300,760	778,865	6,646,771	382,202
Construction/land development	7,093,172	7,117,376	1,242,995	6,603,653	192,463
Agricultural	303,989	303,983	45,598	391,791	3,751
Commercial and industrial	560,434	560,691	515,943	432,090	26,442
Consumer	100,730	100,714	15,109	129,564	8,969
Agricultural (non-real estate)	1,210	1,224	182	14,747	182

Total with a related allowance	17,711,133	17,762,882	2,805,297	16,768,382	681,863

With no related allowance:
Real estate:
Residential 1-4 family	1,429,163	1,538,827	—	1,543,104	53,629
Non-farm/non-residential	1,490,405	3,384,482	—	3,462,487	72,123
Construction/land development	1,226,254	3,508,352	—	4,992,432	77,824
Agricultural	—	7	—	4	—
Commercial and industrial	165,000	168,878	—	84,439	—
Consumer	5,927	5,937	—	2,969	290

Total with no related allowance	4,310,822	4,329,785	—	6,386,315	87,351

Total impaired loans	$22,021,955	$22,092,667	$2,805,297	$23,154,697	$769,214

A summary of the recorded investment in impaired loans and related allowance for loan losses by method of evaluation as of December 31, 2015 and 2014 follows:

	Individually Evaluated		Collectively Evaluated
December 31, 2015	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses
Real estate:
Residential 1-4 family	$789,625	$—	$977,586	$63,989
Non-farm/non-residential	5,354,708	—	288,282	52,736
Construction/land development	3,235,484	458,375	2,610,610	36,371
Agricultural	—	—	318,511	6,996
Commercial and industrial	284,675	284,379	22,813	8,991
Consumer	—	—	35,020	5,259

	$9,664,492	$742,754	$4,252,822	$174,342

	Individually Evaluated		Collectively Evaluated
December 31, 2014	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses	Recorded Investment in Impaired Loans	Related Allowance for Loan Losses
Real estate:
Residential 1-4 family	$1,431,738	$—	$1,378,134	$206,605
Non-farm/non-residential	7,867,320	482,687	1,926,899	296,178
Construction/land development	3,335,727	494,020	5,017,359	748,975
Agricultural	—	—	303,983	45,598
Commercial and industrial	669,620	500,397	59,949	15,546
Consumer	—	—	100,714	15,109
Agricultural (non-real estate)	—	—	1,224	182

	$13,304,405	$1,477,104	$8,788,262	$1,328,193

A summary of nonaccrual loans, net of deferred fees, as of December 31, 2015 and 2014 follows:

	2015	2014
Real estate:
Residential 1-4 family	$1,194,397	$1,545,372
Non-farm/non-residential	3,501,587	1,509,423
Construction/land development	2,096,141	2,501,158
Agricultural	35,915	303,983
Commercial and industrial	221,189	269,118
Consumer	35,020	100,714
Agricultural (non-real estate)	—	1,224

	$7,084,249	$6,230,992

At December 31, 2015 and 2014, there were no loans greater than ninety days delinquent and still accruing interest.

The following table summarizes TDR’s that occurred during the year ended December 31, 2015 and 2014:

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
December 31, 2015
Real estate:
Residential 1-4 family	1	$179,336	$174,815

December 31, 2014
Real estate:
Residential 1-4 family	4	$561,881	$558,907
Non-farm/non-residential	1	1,485,600	1,485,600

	5	$2,047,481	$2,044,507

During the years ended December 31, 2015 and 2014, there were no payment defaults on loans that had been modified as TDR’s within 12 months prior to the payment default.

Interest income for the years ended December 31, 2015 and 2014 includes $5,833 and $67,254, respectively, representing the change in present value of TDR’s attributable to the passage of time.

During the years ended December 31, 2015 and 2014, there were no transfers of participating interests in loans to other financial institutions. Outstanding loans for which the Company has transferred participating interests to other financial institutions as of December 31, 2015 and 2014 are summarized as follows:

	2015	2014
Participating interests sold	$240,770	$380,186
Retained interests	85,542	140,179

Total unpaid principal balance	$326,312	$520,365

(4) PREMISES AND EQUIPMENT:

The major categories of premises and equipment at December 31, 2015 and 2014 are summarized as follows:

	2015	2014
Land	$1,401,618	$1,401,618
Buildings and improvements	13,488,134	13,466,370
Equipment, furniture and fixtures	5,491,415	5,335,140
Leasehold improvements	974,987	974,987

	21,356,154	21,178,115
Less: accumulated depreciation	8,875,237	8,126,752

	$12,480,917	$13,051,363

(5) INVESTMENT IN WHITE RIVER BANCSHARES COMPANY:

Following is summarized financial information for the Company’s 23.09% investment in White River Bancshares Company (WRBC) as of and for the years ended December 31, 2015 and 2014:

	2015	2014
Cash and cash equivalents	$22,387,763	$29,481,557
Investment securities	47,307,868	46,662,626
Loans, net of allowance for loan loss	396,779,879	390,179,369
Other assets	37,987,941	39,852,286

Total assets	$504,463,451	$506,175,838

Deposits	$407,620,719	$405,541,325
Borrowings	35,901,507	42,297,011
Other liabilities	2,207,436	2,600,053
Stockholders’ equity	58,733,789	55,737,449

Total liabilities and stockholders’ equity	$504,463,451	$506,175,838

Interest income	$22,356,667	$21,811,414
Interest expense	(3,845,010)	(3,939,800)
Provision for loan losses	(200,000)	(1,775,000)
Other income	1,900,478	2,541,344
Operating expenses	(15,163,570)	(15,138,603)
Income tax provision	(1,989,852)	(1,403,221)

Net income	$3,058,713	$2,096,134

During 2014, the Company reduced its investment in WRBC by approximately $900,000 to reflect its proportionate share of WRBC’s preferred stock dividends in arrears as if those dividends had been paid. WRBC’s preferred stock was issued as part of the United States Department of the Treasury’s Capital Purchase Program.

The Company was also granted stock options upon the formation of White River Bancshares Company. At December 31, 2014, the Company had outstanding options to purchase 6,792 shares at an exercise price of $100 per share. The Company was 100% vested in all options and the options expired in May 2015.

(6) OTHER INVESTMENTS:

Included in other assets in the consolidated balance sheets are other investments, which are carried at cost as fair value is not readily determinable. Other investments consist of the following at December 31, 2015 and 2014:

	2015	2014
First National Bankers Bankshares, Inc. common stock	$109,470	$109,470
Mobius Technology Consulting, LLC	3,483	3,468

	$112,953	$112,938

(7) TIME DEPOSITS:

Scheduled maturities of time deposits at December 31, 2015 are as follows:

2016	$58,154,407
2017	27,845,377
2018	7,612,102
2019	6,967,422
2020	4,804,586
Thereafter	499,552

$105,883,446

(8) BORROWINGS:

Borrowings under a line of credit agreement with the Federal Home Loan Bank of Dallas (FHLB) as of December 31, 2015 consist of amortizing and fixed term advances totaling $2,562,726 and $15,000,000, respectively. Advances bear interest at rates ranging from 0.560% to 5.553% and are secured by the Bank’s cash on deposit at the FHLB, the Bank’s investment in FHLB stock, and certain loans with carrying amounts of approximately $113,659,000 at December 31, 2015.

Scheduled maturities of FHLB advances at December 31, 2015 are as follows:

2016	$3,367,910
2017	343,228
2018	2,311,362
2019	110,639
2020	10,098,778
Thereafter	1,330,809

$17,562,726

Under its agreement with the FHLB, the Bank has approximately $71,600,000 of unused borrowing capacity available at December 31, 2015. At December 31, 2015, the Bank had a $24,500,000 letter of credit issued by the FHLB on the Bank’s behalf to secure a customer deposit.

At December 31, 2015, the Company also had approximately $32,906,000 of borrowing capacity available from the Federal Reserve Bank (FRB) borrower-in-custody program. The Company has pledged to the FRB certain commercial and consumer loans with outstanding balances totaling approximately $41,000,000 at December 31, 2015 as collateral for advances under this program.

(9) OTHER BORROWINGS:

Other borrowings consist of the following at December 31, 2015 and 2014:

	2015	2014
Fixed rate bank term note payable	$9,336,485	$10,062,627
West View fixed rate note payable	300,000	300,000
East View fixed rate note payable	375,661	380,761

	$10,012,146	$10,743,388

The fixed rate note requires monthly payments of principal and interest of $96,945 with an interest rate of 5.00% maturing in May 2015. During 2015, the maturity date of the note was extended until May 2018 and the interest rate was reduced to 4.00%. The note is secured by all outstanding shares of Bank common stock. The debt agreement contains various covenants including the maintenance of certain financial ratios. Failure to comply with these covenants could result in an increase in the interest rate. At December 31, 2015, the Company was in compliance with all debt covenants.

The notes payable by West View Apartments, L.P. (West View) and East View Apartments, L.P. (East View) to the Arkansas Development Finance Authority are collateralized by the 12-unit and 26-unit housing facilities. Under the West View note payable, principal and interest payments at 4.65% are due annually, subject to the maintenance of cash reserves. The note matures in September 2023. Under the East View note payable, principal and interest payments at 5.29% are due annually. The note matures in August 2041.

Scheduled maturities of other borrowings at December 31, 2015, assuming no surplus cash for the West View note for the next five years, are as follows:

2016	$809,822
2017	843,260
2018	7,700,554
2019	6,217
2020	6,553
Thereafter	645,740

$10,012,146

(10) SUBORDINATED DEBENTURES:

Community First AR Statutory Trust I (Trust), a Connecticut business trust, was formed during 2002 and is owned by the Company. The Company’s investment in and advances to the Trust are carried at a cost of $155,000, and is included in other assets in the consolidated balance sheets at December 31, 2015 and 2014. During 2002, the Trust sold floating rate capital and common securities to investors. The proceeds of $5,155,000 were used to purchase an equal principal amount of floating rate subordinated debentures issued by the Company that adjust quarterly to 3-month LIBOR plus 3.25%. The Company has fully and unconditionally guaranteed all obligations of the Trust on a subordinated basis with respect to the capital securities. The sole asset of the Trust is the subordinated debentures issued by the Company to the Trust and related accrued interest receivable thereon. At December 31, 2015 and 2014, the Trust had $5,000,000 of capital securities outstanding, and the Company had $5,155,000 of subordinated debentures outstanding that were held by the Trust. The subordinated debentures mature in December 2032. However, both the capital securities and subordinated debentures may be prepaid, subject to regulatory approval, at the Company’s election after five years. Subject to certain limitations, portions of the subordinated debentures qualify as Tier 1 capital for regulatory capital adequacy purposes. At December 31, 2015 and 2014, the interest rate for these subordinated debentures was 3.853% and 3.505% respectively.

(11) INCOME TAXES:

The provision for income taxes included in the accompanying consolidated statements of income for the years ended December 31, 2015 and 2014 consists of the following:

	2015	2014
Current:
Federal	$1,768,276	$1,486,226
State	388,537	408,049

	2,156,813	1,894,275

Deferred:
Federal	355,522	(320,950)
State	86,283	(70,008)

	441,805	(390,958)

	$2,598,618	$1,503,317

The effective tax rate differs from the statutory federal income tax rate primarily due to tax-exempt interest income, equity method earnings, state income taxes, and non-deductible expenses.

The tax effect of temporary differences between the tax basis of assets and liabilities and their financial reporting amounts that give rise to deferred tax assets and liabilities at December 31, 2015 and 2014 are as follows:

	2015	2014
Deferred tax assets:
Differences in accounting for loan losses	$2,165,181	$2,494,298
Interest on nonaccrual loans	143,822	122,346
Differences in accounting for foreclosed assets	1,059,278	1,252,320
Unrealized net losses on investments	129,326	19,772
Other	158,199	179,166
Valuation allowance	(245,943)	(245,943)

	3,409,863	3,821,959

Deferred tax liabilities:
Differences in depreciation methods	231,906	312,031
Prepaid expenses	94,943	112,737
Other	85,241	67,167

	412,090	491,935

Net deferred tax asset	$2,997,773	$3,330,024

(12) CAPITAL STOCK:

Information regarding the Company’s capital stock at December 31, 2015 and 2014 follows:

	2015			2014
		Preferred			Preferred
	Common	Series A	Series B	Common	Series A	Series B
Par value per share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
Number of shares:
Authorized	1,000,000	12,725	636	1,000,000	12,725	636
Issued	385,345	—	—	422,440	8,975	550
Outstanding	385,345	—	—	422,440	8,975	550

On March 10, 2009, the Company’s Board of Directors authorized the issuance of 12,725 shares of Series A fixed rate, cumulative perpetual preferred stock and 636 shares of Series B fixed rate, cumulative perpetual preferred stock to the United States Department of the Treasury (Treasury) as part of the Treasury’s Capital Purchase Program.

On April 3, 2009, the Company entered into a purchase agreement with the Treasury and sold the newly issued Series A preferred stock and a warrant to purchase the newly issued Series B preferred stock (which was immediately exercised) to the Treasury for an aggregate purchase price of $12,725,000. The proceeds of the issuance were allocated on a pro rata basis to the Series A preferred stock and the Series B preferred stock based on their relative fair values. The fair values of the Series A and Series B preferred stock were estimated using a discounted cash flow methodology and a discount rate of 12%. As a result, the Company assigned $12,004,337 of the proceeds to the Series A preferred stock and $720,663 to the Series B preferred stock. The resulting net discount of $636,000 was accreted over the five-year expected life of the preferred stock up to the $13,361,000 combined redemption value, with the accretion being reported as additional preferred stock dividends.

All shares of preferred stock are non-voting (other than voting rights on certain matters that could adversely affect the preferred stock) and have liquidation preferences of $1,000 per share. Dividends on the Series A preferred stock were computed at an annual rate of 5% for each of the first five years and 9% for each year thereafter. Dividends on the Series B preferred stock were computed at an annual rate of 9% at all times. No dividends could be paid to common shareholders without the Treasury’s approval while the preferred stock was outstanding. Both the Series A and Series B preferred stock qualified as Tier 1 capital.

During 2013, the Company requested approval from the Federal Reserve to redeem the preferred stock; however, the request was denied. In January 2014, the Treasury offered for sale and sold its preferred stock in an auction proceeding.

On December 30, 2014, the Company repurchased 3,750 shares of Series A preferred stock and 86 shares of Series B preferred stock. The remaining 8,975 of Series A and 550 of Series B preferred stock were repurchased in January 2015.

(13) EMPLOYEE BENEFIT PLANS:

The Company sponsors an employee stock ownership plan (ESOP) which covers all full-time employees who work at least 1,000 hours during a plan year and are age 21. The Company makes annual discretionary contributions to the ESOP as determined by the Board of Directors. Employees must be employed on December 31 in order to receive an allocation of the employer contribution. ESOP participants vest over two to six years, although shares are not distributed until employment is terminated. During 2015 and 2014, the ESOP acquired 1,000 and 1,350 shares of Company common stock, respectively. At December 31, 2015 and 2014, shares of Company stock held by the ESOP totaled 8,201 and 7,201 shares, respectively. The Company recognized compensation expense under the ESOP of $250,000 for each of the years ended December 31, 2015 and 2014. At December 31, 2015 and 2014, shares of Company common stock allocated to ESOP participants totaled 8,201 and 7,201, respectively.

Effective July 1, 1999, the Company established a 401(k) plan for the benefit of employees who have attained age 18. Eligible employees may contribute to the plan a portion of their salary on a pre-tax or after-tax basis subject to Internal Revenue Code limitations. Discretionary Company contributions to the plan totaled $167,035 and $142,355 for 2015 and 2014, respectively.

(14) STOCK OPTION PLAN:

The Company sponsors a qualified stock option plan under which shares of Company common stock are reserved for grant primarily to executive officers and other key employees of the Bank and its subsidiaries. Plan participants, upon approval by the Board of Directors, become vested and eligible to purchase Company common stock based on the terms of each individual option agreement. The agreements expire after ten years and provide for vesting periods ranging from three to five-year graded vesting. The purchase price of the stock is equivalent to 100% of the market price (determined by the Board of Directors) at the time of grant. All of the options issued qualify as incentive stock options for income tax purposes.

The fair value of each stock option granted is estimated on the date of the grant using the Black-Scholes option-pricing model based. Because there is no active internal or external market for Company common stock, the Company uses the historical volatility of the FBR Small Cap Financial Fund (representing the primary industry in which the Company and its affiliates operate) as a basis for calculating the estimated volatility. The expected term of the options is based, in part, on historical employee exercise and termination behavior and estimates of future behavior. No stock options were granted during 2015 or 2014.

A summary of the status of shares under option at December 31, 2015 and 2014 and changes during the years then ended is presented below:

	2015		2014
	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
Beginning of year	1,000	$115.00	1,250	$115.00
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited or expired	(1,000)	115.00	(250)	115.00

End of year	—	$—	1,000	$115.00

Options exercisable, end of year	—	$—	1,000	$115.00

The aggregate intrinsic value of options outstanding at December 31, 2014 totaled $14,000. At December 31, 2014, all outstanding stock options were fully vested and there was no unrecognized compensation cost related to nonvested options.

All options outstanding were granted prior to January 1, 2006, therefore no compensation cost was charged to operations during the years ended December 31, 2015 and 2014.

(15) LEASE COMMITMENTS:

The Company leases certain land, buildings, and equipment under non-cancelable operating leases with terms from 1 to 50 years. The leases generally require the Company to pay property taxes and insurance on the property. The Company also leases various storage, parking facilities, and billboard advertising space under month to month leases or under leases with terms expiring within one year. Total rent expense for all operating leases during 2015 and 2014 totaled $194,116 and $187,577, respectively. Sublease rental income totaled $59,640 and $52,190 for the years ended December 31, 2015 and 2014, respectively.

Following are future minimum lease payments required under operating leases with initial or remaining non-cancelable terms in excess of one year at December 31, 2015:

2016	$175,764
2017	155,064
2018	154,524
2019	137,493
2020	126,671
Thereafter	2,008,994

$2,758,510

(16) COMMITMENTS, CONTINGENCIES AND CONCENTRATIONS OF CREDIT RISK:

The consolidated financial statements do not reflect various commitments and contingent liabilities which arise in the normal course of the Company’s business and which involve elements of credit risk, interest rate risk and liquidity risk. A summary of these commitments and contingent liabilities at December 31, 2015 and 2014 follows:

	2015	2014
Lending-related commitments:
Commitments to extend credit	$36,402,324	$34,824,725
Letters of credit	1,185,626	2,168,448
Mortgage loans sold with recourse	11,700,912	4,929,733
Credit card loans sold with recourse	364,650	272,800

Commitments to extend credit, credit card arrangements, and letters of credit all include some exposure to credit loss in the event of nonperformance by the customer. The Company’s credit policies and procedures for credit commitments and financial guarantees are the same as those for extensions of credit that are recorded in the consolidated financial statements. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Company. Mortgage loans sold with recourse represent amounts sold to investors in the secondary market. The correspondent agreements with investors contain clauses under which the Company could be obligated to repurchase a previously sold loan if certain events set forth in the agreements occur within defined timeframes.

Substantially all of the Company’s loans, commitments to lend, and letters of credit have been granted to customers in its trade area who are also depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding.

The Bank has multiple agreements with a third party to provide data processing services for the Bank. The Bank may terminate the contracts with written notice in advance of a renewal date. Early termination is subject to a fee equal to the average monthly fees for the prior twelve months, multiplied by the number of months remaining under the agreement. At December 31, 2015, the cost to terminate these contracts was approximately $2,239,000.

The Bank also has a three-year agreement with a third party to provide ATM and debit card services for the Bank. At December 31, 2015, cancellation of the contract would require a termination payment to the third party totaling approximately $213,000.

In the ordinary course of business, there are various legal proceedings involving the Company and its subsidiaries, most of which are considered litigation incidental to the conduct of business. These proceedings may include, among other matters, collection and foreclosure actions and defense of routine corporate, employment and banking related litigation. Management, after consulting with legal counsel and based on the facts available and proceedings to date, is of the opinion that the ultimate resolution of these proceedings will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company’s asset base is exposed to risk, including the risk resulting from changes in interest rates, market values of collateral for loans to customers and changes in the timing of cash flows. The Company monitors the effect of such risk by considering the mismatch of the maturities of its assets and liabilities in the current interest rate environment and the sensitivity of assets and liabilities to changes in interest rates. The Company’s management has considered the effect of significant increases and decreases in interest rates and believes such changes, if they occurred, would be manageable and would not affect the ability of the Company to hold its assets to maturity. However, the Company is exposed to significant market risk in the unlikely event of significant and prolonged interest rate changes.

West View Apartments, L.P. and East View Apartments, L.P. operate in a heavily regulated environment. Their operations are subject to administrative directives, rules and regulations of federal, state, and local regulatory agencies, including, but not limited to, the U.S. Department of Housing and Urban Development.

(17) RELATED PARTY TRANSACTIONS:

The Company has extended credit to certain directors, executive officers, significant shareholders, and their affiliates. Such transactions are made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and do not, in management’s opinion, involve more than a normal credit risk or present other unfavorable features. The aggregate activity of loans to such related parties during 2015 and 2014 is as follows:

	2015	2014
Balance – beginning of year	$10,527,676	$11,104,636
New loans	1,496,825	506,221
Repayments and other decreases	(7,559,777)	(1,083,181)

Balance – end of year	$4,464,724	$10,527,676

At December 31, 2015 and 2014, the aggregate amount of deposits held at the Bank for officers, directors and related interests totaled approximately $2,648,000 and $1,104,000, respectively. Non-interest bearing demand deposits held at the Bank for the Company totaled $578,603 and $583,908 at December 31, 2015 and 2014, respectively.

Payments to directors of the Company for services provided to the Bank totaled approximately $315,000 and $301,000 during 2015 and 2014, respectively.

The Bank has outstanding loan participations purchased from another financial institution for which the Company is an investor, totaling $6,721,197 and $17,813,003 at December 31, 2015 and 2014, respectively.

(18) SUPPLEMENTAL CASH FLOW INFORMATION:

Supplemental cash flow information for the years ended December 31, 2015 and 2014 is as follows:

	2015	2014
Cash paid for interest	$2,753,998	$3,027,109
Cash paid for income taxes	2,685,000	1,910,000
Non-cash investing and financing activities:
Real estate and other assets acquired in settlement of loans	610,524	2,103,818
Proceeds from sales of foreclosed assets funded by loans	1,328,152	917,205

(19) REGULATORY MATTERS:

The Bank is subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum regulatory capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under the regulatory capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and Tier 1 capital to average assets (as defined). In July 2013, the OCC and other federal banking regulators approved final rules to implement the revised capital adequacy standards of the Basel Committee on Banking Supervision (Basel III) that established a new capital framework for insured depository institutions. Basel III increased existing risk-based capital requirements, introduced new requirements, and changed various capital component definitions. Basel III requires the Bank to maintain a new ratio of common equity Tier 1 capital (as defined) to risk-weighted assets. Basel III became effective for the Bank on January 1, 2015, with full compliance with all of the requirements phased-in over a multi-year schedule through January 1, 2019. Management believes that, as of December 31, 2015, the Bank would meet all capital adequacy requirements under Basel III on a fully phased-in basis if such requirements were currently effective. The actual and required regulatory capital ratios for the Bank at December 31, 2015 and 2014 are as follows:

	Actual	Required	To Be Well Capitalized
December 31, 2015

Total capital to risk-weighted assets	16.61%	8.00%	10.00%
Tier 1 capital to risk-weighted assets	15.36%	6.00%	8.00%
Common equity Tier 1 capital to risk-weighted assets	15.36%	4.50%	6.50%
Tier 1 capital to average assets	11.89%	4.00%	5.00%

December 31, 2014

Total capital to risk-weighted assets	19.40%	8.00%	10.00%
Tier 1 capital to risk-weighted assets	18.14%	4.00%	6.00%
Tier 1 capital to average assets	13.49%	4.00%	5.00%

The Company and the Bank are subject to dividend restrictions set forth by their regulators. Under such restrictions, the Company and the Bank may not, without prior approval, declare dividends in excess of 75% of its current year’s net income plus 75% of the retained income for the immediately preceding year.

(20) FAIR VALUE MEASUREMENTS AND DISCLOSURES:

The Company measures certain of its assets and liabilities on a fair value basis using various valuation techniques and assumptions, depending on the nature of the asset or liability. Fair value is defined by ASC Topic 820, Fair Value Measurements and Disclosures, as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Assets and liabilities that are recorded at fair value are grouped by three input levels based on the markets in which the financial instruments are traded and the reliability of the assumptions used to determine their fair values. These input levels are:

Level 1	–	Quoted prices for identical financial instruments in active markets.
Level 2	–	Quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations whose inputs are observable.
Level 3	–	Unobservable inputs for determining the fair values of financial instruments that reflect the entity’s own assumptions about the assumptions market participants would use in pricing financial instruments.

The following table presents the Company’s significant assets and liabilities that are measured at fair value as of December 31, 2015 and 2014:

December 31, 2015	Level 1	Level 2	Level 3	Total
Investment securities:
U.S. Government and agency obligations	$—	$4,940,658	$—	$4,940,657
Obligations of states and political subdivisions	—	27,698,087	—	27,698,088
Mortgage-backed securities	—	41,378,466	—	41,378,467
Loans held-for-sale	—	—	1,043,463	1,043,463
Impaired loans	—	—	8,244,340	8,244,340
Foreclosed assets held for sale	—	—	5,336,212	5,336,212

December 31, 2014	Level 1	Level 2	Level 3	Total
Investment securities:
U.S. Government and agency obligations	$—	$5,818,476	$—	$5,818,476
Obligations of states and political subdivisions	—	31,399,241	—	31,399,241
Mortgage-backed securities	—	41,942,202	—	41,942,202
Loans held-for-sale	—	—	427,000	427,000
Impaired loans	—	—	11,128,394	11,128,394
Foreclosed assets held for sale	—	—	8,529,451	8,529,451

The following valuation methods and assumptions are used for the Company’s financial and non-financial assets recorded at fair value:

Investment securities – Investment securities available-for-sale are accounted for using fair value measurements on a recurring basis. The Company utilizes an independent third party as its principal pricing source for determining fair value of investment securities. The Company’s principal markets for its securities portfolio are the secondary institutional markets, with an exit price that is predominantly reflective of bid level pricing in those markets. Fair values are based upon quoted market prices, if available. If quoted market prices are not available, fair values are based on quoted market prices of comparable investment securities, broker quotes or other observable inputs for similar investment securities. For investment securities traded in a market that is not active, fair value is determined using unobservable inputs. In obtaining such valuation information from third party providers, the Company has evaluated the valuation methodologies used to develop the fair values in order to determine whether such valuations are representative of an exit price in the Company’s principal markets.

Loans held for sale – Loans held for sale are carried at the lower of cost or estimated fair values, less estimated selling costs, and are subject to nonrecurring fair value adjustments. Estimated fair value is based on existing commitments, the current market value of similar loans, or other unobservable inputs.

Impaired loans – Impaired loans that are collateral dependent are accounted for using fair value measurements and are subject to nonrecurring fair value adjustments. The fair value of the underlying collateral is determined through the use of independent appraisals or other unobservable inputs. At December 31, 2015 and 2014, the carrying value of the Company’s impaired loans was reduced by $1,349,511 and $1,627,306, respectively, to an estimated fair value of $8,244,340 and $11,128,394. These reductions to the carrying values of impaired loans during 2015 and 2014 consisted of $606,756 and $150,202, respectively, of partial charge-offs and $742,755 and $1,477,104, respectively, of specific allocations within the allowance for loan losses.

Foreclosed assets held for sale – Foreclosed assets held for sale are initially accounted for at the lower of the recorded investment in the loan or fair value less estimated selling costs at the date of repossession or foreclosure and are subject to nonrecurring fair value adjustments. Valuations of these assets are periodically reviewed by management with the carrying values adjusted through non-interest income to the estimated fair value, less estimated selling costs, if lower at the date of review until disposition. Estimated fair values are generally based on independent appraisals or other unobservable inputs.

The Company recognizes transfers into and out of input levels at the end of the reporting period. During 2015 and 2014, there were no transfers of assets or liabilities measured at fair value between input levels.

ASC Topic 825 requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market values are not available, fair values are based on estimates using present value, discounted cash flows, or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. ASC Topic 825 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value at December 31, 2015 and 2014:

Cash and cash equivalents –

The carrying amount of cash and cash equivalents approximates fair value.

Investment securities –

As described previously, fair values of investment securities are estimated using quoted market prices, quoted market prices of comparable securities, broker quotes or other observable inputs for similar securities. For investment securities traded in a market that is not active, fair value is determined using unobservable inputs.

Investment in Federal Home Loan Bank stock –

The carrying amount for FHLB stock is believed to approximate fair value.

Loans held for sale –

The carrying value of mortgage loans originated for sale approximates fair value due to the short holding periods for these loans.

Loans –

The fair value of unimpaired loans and non-collateral dependent impaired loans not held for sale is estimated by discounting the expected future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for similar remaining maturities. The fair value of collateral dependent impaired loans is estimated based on the underlying collateral value. Loan fair value estimates involve judgments regarding future expected loss experience and risk characteristics.

Deposit liabilities –

The fair value of non-interest bearing demand, interest bearing demand, and savings deposits is equal to the amount payable on demand at the reporting date. Fair values for fixed rate time deposits are estimated using a discounted cash flow calculation that applies interest rates currently offered on time deposits to a schedule of aggregated expected monthly maturities on those deposits. The fair value of variable rate time deposits approximates their carrying value.

Borrowings—Federal Home Loan Bank –

For short-term and floating rate borrowings, the fair value of borrowings from the FHLB approximates the recorded liability. For long-term fixed-rate borrowings, fair value is estimated based on the current rates available to the Company for borrowings with similar terms and remaining maturities.

Other borrowings and subordinated debentures –

The fair value of other borrowings is estimated based on the current rates available to the Company for borrowings with similar terms and remaining maturities. For the Company’s floating rate subordinated debentures, the recorded liability approximates its fair value.

Off-balance-sheet instruments –

The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of agreements and the present creditworthiness of the counterparties. For fixed-rate loan commitments, fair value also considers the difference between current levels of interest rates and committed rates. The fair value of letters of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counterparties at the reporting date. The carrying value of mortgage loans in process of origination and mortgage and credit card loans sold with recourse is a reasonable estimate of fair value.

The carrying values and estimated fair values of the Company’s significant financial instruments at December 31, 2015 and 2014 are as follows (amounts in thousands):

	2015		2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Cash and cash equivalents	$17,096	$17,096	$28,592	$28,592
Investment securities	80,658	80,684	85,971	86,057
Investment in FHLB stock	908	908	1,626	1,626
Loans held for sale	1,043	1,043	427	427
Loans	347,420	344,758	343,687	343,161

Financial liabilities:
Deposits	393,974	394,587	389,905	390,787
Borrowings – FHLB	17,563	17,334	29,677	29,848
Other borrowings	15,167	15,167	15,898	15,898

Off-balance sheet instruments:
Commitments to extend credit	36,402	36,402	34,825	34,825
Letters of credit	1,186	1,186	2,168	2,168
Mortgage loans sold with recourse	11,701	11,701	4,930	4,930
Credit card loans sold with recourse	365	365	273	273

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF REORGANIZATION

BY AND BETWEEN

EQUITY BANCSHARES, INC.

AND

COMMUNITY FIRST BANCSHARES, INC.

Dated as of July 14, 2016

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is effective as of July 14, 2016, by and between Equity Bancshares, Inc. (“EQBK”), a Kansas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and Community First Bancshares, Inc. (“Community”), an Arkansas corporation and registered bank holding company under the BHCA.

RECITALS

WHEREAS, EQBK owns all of the common stock of Equity Bank, a Kansas state bank with its principal office in Andover, Kansas (“Equity Bank”);

WHEREAS, Community owns all of the common stock of Community First Bank, an Arkansas state bank with its principal office in Harrison, Arkansas (the “Bank”);

WHEREAS, the Board of Directors of EQBK (the “EQBK Board”) and the Board of Directors of Community (the “Community Board”) have determined that it is advisable and in the best interests of their respective companies and their stockholders to consummate the strategic business combination transaction provided for in this Agreement, pursuant to which EQBK will, on the terms and subject to the conditions set forth in this Agreement, acquire Community through the merger of Community with and into EQBK (the “Merger”);

WHEREAS, at or prior to the closing of the Merger, Community will distribute all of its equity interest in White River Bancshares Company, an Arkansas corporation (“White River”), or any proceeds from the disposition of Community’s equity interest in White River, to the stockholders of Community;

WHEREAS, immediately following the Merger, or at such later time as EQBK may determine, EQBK will cause the Bank to be merged with and into Equity Bank, with Equity Bank surviving the merger (the “Bank Merger”);

WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement for EQBK to enter into this Agreement, certain stockholders of Community have each entered into a Voting Agreement in the form attached hereto as Exhibit “A” (the “Voting Agreement”), whereby such stockholders of Community have agreed to vote the shares of Community Stock (as defined below) owned by them in favor of this Agreement, the Merger and the transactions contemplated hereby and thereby;

WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement for EQBK to enter into this Agreement, each of the directors of Community have entered into Director Support Agreements in the form attached hereto as Exhibit “B” (the “Director Support Agreement”) in connection with the Merger;

WHEREAS, it is intended that the Merger be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the parties hereto desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the transactions contemplated hereby:

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties, intending to be legally bound, undertake, promise, covenant and agree with each other as follows:

ARTICLE I

THE MERGER

Section 1.01 Merger of Community with and into EQBK. Subject to the terms and conditions of this Agreement, at the Effective Time, Community will merge with and into EQBK in accordance with Section 17-6701 of the Kansas General Corporation Code (the “KGCC”) and Section 4-27-1106 of the Arkansas Business Corporation Act of 1987 (the “ABCA”). EQBK will be the surviving corporation in the Merger (the “Surviving Corporation”) and will continue its corporate existence under the KGCC. Upon consummation of the Merger, the separate corporate existence of Community shall terminate.

Section 1.02 Effects of the Merger. The Merger will have the effects set forth in the KGCC. The name of the Surviving Corporation will be “Equity Bancshares, Inc.”

Section 1.03 Articles of Incorporation and Bylaws. At the Effective Time, the articles of incorporation and bylaws of EQBK, as in effect immediately before the Effective Time, will be the articles of incorporation and bylaws of the Surviving Corporation until thereafter changed or amended as provided by Law.

Section 1.04 Directors and Officers. Except as set forth in Section 1.12(a), the directors and officers, respectively, of EQBK at the Effective Time will become the directors and officers of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the articles of incorporation and bylaws of the Surviving Corporation or as otherwise provided by Law.

Section 1.05 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any further action on the part of EQBK, Community or any holder of record of the following securities:

(a) Each share of Class A common stock, par value $0.01 per share, of EQBK (“EQBK Class A Stock”) and Class B common stock, par value $0.01 per share of EQBK (“EQBK Class B Stock”), issued and outstanding immediately prior to the Effective Time, shall remain issued and outstanding and shall not be affected by the Merger.

(b) Each share of common stock, par value $0.10 per share, of Community (the “Community Stock”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares and Dissenting Shares, shall cease to be outstanding and shall automatically be converted into and become the right to receive, without interest, the following:

(i) a number of shares of EQBK Class A Stock equal to the Exchange Ratio; and

(ii) the Per Share Cash Amount (the aggregate consideration described in clauses (i) and (ii), such per share amount, the “Per Share Merger Consideration,” and in the aggregate for all holders of Community Stock entitled to receive the Per Share Merger Consideration under the terms of this Agreement, the “Merger Consideration”).

(c) At the Effective Time, each share of Community Stock converted into the right to receive the Per Share Merger Consideration pursuant to this Section 1.05 shall no longer be outstanding and shall automatically be cancelled and cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares of Community Stock shall thereafter cease to have any rights with respect to such shares of Community Stock, except the right to receive the Per Share Merger Consideration for such shares.

(d) Any shares of Community Stock that are owned immediately prior to the Effective Time by Community, EQBK or their respective Subsidiaries (other than (i) shares of Community Stock held, directly or indirectly, in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties and (ii) shares of Community Stock held in respect of a debt previously contracted) shall be canceled and extinguished without any conversion thereof or consideration therefor (the “Cancelled Shares”).

(e) No certificates representing a fractional share of EQBK Class A Stock shall be issued by EQBK. In lieu of any fractional share, each holder of Community Stock entitled to a fractional share, upon surrender of such shares of Community Stock, shall be entitled to receive from EQBK an amount in cash (without interest), payable in accordance with Section 1.07, rounded to the nearest cent, determined by multiplying the fractional share by $22.00.

(f) Notwithstanding anything to the contrary herein, if, between the date hereof and the Effective Time, the outstanding shares of EQBK Class A Stock or EQBK Class B Stock increase, decrease, change into or are exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization (a “Share Adjustment”), then the Exchange Ratio shall be appropriately and proportionately adjusted so that each holder of Community Stock shall be entitled to receive the Merger Consideration in such proportion as it would have received if the record date for such Share Adjustment had been immediately after the Effective Time.

Section 1.06 Calculation of Consideration.

(a) For purposes of this Agreement, the following terms shall have the meanings set forth below:

(i) “Adjusted Equity” means the sum of Community’s consolidated capital, surplus and retained earnings accounts less all intangible assets, calculated as of the Calculation Date and in accordance with GAAP consistently applied (“Community Equity”) minus all Community Merger Costs.

(ii) “Adjusted Cash Amount” means an amount equal to the difference of (A) $10,114,025, minus (B) the Equity Adjustment.

(iii) “Calculation Date” means the close of business on the fifth Business Day immediately preceding the Closing Date, or such other date as mutually agreeable to the parties hereto.

(iv) “Community Merger Costs” means, to the extent not reflected in the Community Equity as of the Calculation Date, (A) the cost of terminating any employment related agreements and obligations (including any non-competition agreements, option agreements or equity based plans); (B) the transaction costs, fees and expenses (including, without limitation, all legal, accounting, and financial advisory fees and expenses, including any cost to obtain any opinion as to the financial fairness of the Merger) incurred by Community; (C) the payments owed by Community to those employees and in such amounts listed on Confidential Schedule 1.06, including, without limitation any severance, stay-pay or retention bonus amounts or change in control payments not being paid by EQBK pursuant to this Agreement (all of which are reflected on Confidential Schedule 1.06 including the name of the recipient, the amount of such payment and with respect to any stay-pay or retention bonus arrangements, the date through which the recipient must remain employed by the Surviving Corporation to receive the stay-pay or retention bonus amount); (D) a mutually agreeable estimate of the cost of obtaining a determination letter from the IRS in connection with the termination of a Retirement Plan; (E) any federal or state income Tax obligations, franchise Tax obligations or real property Tax obligations incurred prior to the Effective Time; (F) the accrual or payment of all of the costs, fees, expenses and penalties necessary to be paid by Community in connection with any contract termination required pursuant to this Agreement, including, without limitation, all costs, fees, expenses and penalties associated with the termination of the data processing or technology contracts contemplated by Section 5.15 hereof; (G) any unrealized gains or any unrealized losses (as the case may be) in Community’s securities portfolio due to mark-to-market adjustments required by GAAP as of the Calculation Date; (H) the book value of White River as of the end of the most recent fiscal quarter and the costs, fees and expenses associated with its disposition or distribution; (I) a mutually agreeable estimate of the cost of preparing the federal and state income Tax Returns of Community for the period from January 1, 2016 through the Closing Date; and (J) other amounts mutually agreed upon in writing by Equity and Community. In addition, any dividends (whether paid or declared) by Community shall have been recorded by Community as a reduction of Adjusted Equity. For purposes of the calculation of Adjusted Equity, the amount of the Adjusted Equity shall reflect the after-tax amount of the foregoing adjustments calculated in accordance with generally accepted accounting principles of the United States (“GAAP”).

(v) “Equity Adjustment” means the difference of (A) Minimum Equity, minus (B) Adjusted Equity; provided, that if the amount of the Adjusted Equity is greater than the Minimum Equity, then the Equity Adjustment shall be zero.

(vi) “Exchange Ratio” means 7.261 shares of EQBK Class A Stock.

(vii) “Minimum Equity” means $44,820,793.

(viii) “Per Share Cash Amount” means $27.30; provided, however, that if the Equity Adjustment is greater than zero, then the Per Share Cash Amount shall be equal to the quotient of (A) the Adjusted Cash Amount, divided by (B) the number of the shares of Community Stock outstanding immediately prior to the Effective Time, except for the Cancelled Shares.

Section 1.07 Exchange Procedures.

(a) Prior to the Effective Time, EQBK shall appoint Continental Stock Transfer and Trust Company, or an alternative exchange agent reasonably satisfactory to Community, as exchange agent (the “Exchange Agent”) to act as the exchange agent hereunder.

(b) At or prior to the Effective Time, EQBK shall deposit with or make available to the Exchange Agent, for the benefit of the holders of Certificates, for exchange in accordance with this Section 1.07, (i) certificates or, at EQBK’s option, evidence of shares in book-entry form, representing the shares of EQBK Class A Stock, to be issued pursuant to Section 1.05(b), and (ii) cash in an amount sufficient to pay (A) the aggregate cash portion of the Merger Consideration and (B) cash in lieu of any fractional shares (such shares of EQBK Class A Stock and cash described in the foregoing clauses (i) and (ii), the “Exchange Fund”).

(c) As promptly as practicable after the Effective Time, but in no event later than ten (10) days thereafter, and subject to the receipt by the Exchange Agent of a list of Community’s stockholders in a format that is reasonably acceptable to the Exchange Agent, EQBK shall cause the Exchange Agent to mail to each holder of record immediately prior to the Effective Time of certificates (other than with respect to Cancelled Shares and Dissenting Shares) representing shares of Community Stock (each, a “Certificate”, it being understood that any reference herein to “Certificate” shall be deemed to include reference to book-entry account statements relating to the ownership of shares of Community Stock), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to each Certificate shall pass, only upon delivery of such Certificate (or an affidavit of loss in lieu of such Certificate and, if reasonably required by EQBK or the Exchange Agent, the posting by such holder of Community Stock of a bond in such amount as EQBK may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the agreement with the Exchange Agent (the “Letter of Transmittal”) and (ii) instructions for use in surrendering each Certificate in exchange for the Per Share Merger Consideration, any cash in lieu of a fractional share of EQBK Class A Stock to be issued or paid in consideration therefor and any dividends or distributions to which such holder is entitled pursuant to this Section 1.07. The Community stockholders will be entitled to receive their Per Share Merger Consideration only after receipt by the Exchange Agent of a properly completed Letter of Transmittal. If a Letter of Transmittal contains an error, is incomplete or is not accompanied by all appropriate Certificates, then the Exchange Agent will notify that Community stockholder promptly of the need for further information or documentation.

(d) Within five (5) Business Days after surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, or within five (5) Business Days after the Effective Time for any uncertificated shares of Community Stock held of record in book-entry form (subject to receipt of any customary tax documentation that may be reasonably requested by the Exchange Agent), the Exchange Agent shall deliver to such holder of Community Stock the Per Share Merger Consideration and any cash in lieu of a fractional share of EQBK Class A Stock to be issued or paid with respect to each share of Community Stock represented by the Certificate, and each Certificate surrendered will be canceled. EQBK may, at its option, deliver any shares of EQBK Class A Stock in book-entry form. Until so surrendered, each Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Per Share Merger Consideration and any cash in lieu of a fractional share of EQBK Class A Stock to be issued or paid in consideration therefor upon surrender of such Certificate in accordance with this Section 1.07, and any dividends or distributions to which such holder is entitled pursuant to this Section 1.07.

(e) No dividends or other distributions with respect to EQBK Class A Stock shall be paid to the holder of any unsurrendered Certificate with respect to the shares of EQBK Class A Stock represented thereby, in each case unless and until the surrender of such Certificate in accordance with this Section 1.07. Subject to the effect of applicable abandoned property, escheat or similar Laws, following surrender of any such Certificate in accordance with this Section 1.07, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of EQBK Class A Stock represented by such Certificate and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of EQBK Class A Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the EQBK Class A Stock issuable with respect to such Certificate.

(f) In the event of a transfer of ownership of a Certificate representing Community Stock prior to the Effective Time that is not registered in the stock transfer records of Community, the Per Share Merger Consideration and any cash in lieu of a fractional share of EQBK Class A Stock to be issued or paid in consideration therefor shall be issued or paid in exchange therefor to a person other than the person in whose name the Certificate so surrendered is registered if the Certificate formerly representing such Community Stock shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment or issuance shall pay any transfer or other similar Taxes required by reason of the payment or issuance to a person other than the registered holder of the Certificate or establish to the satisfaction of EQBK and the Exchange Agent that the Tax has been paid or is not applicable.

(g) EQBK and the Exchange Agent, as the case may be, shall be entitled to deduct and withhold, if necessary, from any consideration otherwise payable pursuant to this Agreement to any Person such amounts as EQBK or the Exchange Agent, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign tax Law, with respect to the making of such payment. To the extent that amounts are so withheld by EQBK or the Exchange Agent, as the case may be, and remitted to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made by EQBK or the Exchange Agent, as the case may be.

(h) Any portion of the Exchange Fund that remains unclaimed by the stockholders of Community at the expiration of nine (9) months after the Effective Time shall be paid to EQBK. In such event, any former stockholders of Community who have not theretofore complied with this Section 1.07 shall thereafter look only to EQBK with respect to the Per Share Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and distributions on the EQBK Class A Stock deliverable in respect of each share represented by a Certificate such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

(i) Any other provision of this Agreement notwithstanding, none of EQBK, the Surviving Corporation or the Exchange Agent shall be liable to a holder of Community Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law.

Section 1.08 Tax Treatment. It is intended that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g). From and after the date of this Agreement and until the Closing Date, each party hereto shall use its reasonable best efforts to cause the Merger to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action not to be taken, which action or failure to act could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 1.09 Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, EQBK may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby so long as (i) there are no adverse federal or state income tax consequences to the holders of Community Stock as a result of such modification, (ii) the consideration to be paid to the holders of Community Stock is not changed in kind or reduced in amount, and (iii) such modification will not be likely to delay or jeopardize receipt of any required regulatory approvals or the Closing.

Section 1.10 Dissenting Stockholders.

(a) Notwithstanding anything in this Agreement to the contrary, no Person who has prior to the Effective Time perfected a demand for appraisal rights pursuant to Subchapter 13 of the ABCA (a “Dissenting Stockholder”) with respect to any shares of Community Stock held by such Dissenting Stockholder (“Dissenting Shares”) shall be entitled to receive the Per Share Merger Consideration with respect to such Dissenting Shares unless and until such Dissenting Stockholder shall have effectively withdrawn (in accordance with the applicable provisions of the ABCA) or lost such Person’s right to appraisal under the ABCA with respect to such Dissenting Shares. Unless and until a Dissenting Stockholder shall have effectively so withdrawn or lost such Dissenting Stockholder’s right to appraisal under the ABCA with respect to Dissenting Shares, such Dissenting Stockholder shall be entitled to receive only payment of the fair value of such Dissenting Shares as required by Subchapter 13 of the ABCA (including any interest thereon and related costs, if any, required to be paid in accordance with Subchapter 13 of the ABCA). Community shall give EQBK (A) prompt written notice of any written demands for payment of fair value, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by Community prior to the Effective Time in accordance with the provisions of Subchapter 13 of the ABCA relating to Community stockholders’ appraisal rights and (B) the opportunity to participate in and control all negotiations and proceedings with respect to demands for payment of fair value by Community stockholders under Subchapter 13 of the ABCA. Community shall not, except with the prior written consent of EQBK (which shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to any such dissent or demands for payment of fair value, offer to settle or settle any such demands. Any payment required to be made with respect to the Dissenting Shares shall be made by EQBK. From and after the Effective Time, Dissenting Shares shall not be entitled to vote for any purpose or be entitled to the payment of dividends or other distributions (except dividends or other distributions payable to stockholders of record prior to the Effective Time).

(b) If any stockholder who holds Dissenting Shares effectively withdraws or loses (through failure to perfect or otherwise) such stockholder’s right to appraisal under the ABCA, then, as of the later of the Effective Time and the occurrence of such effective withdrawal or loss, such stockholder’s shares of Common Stock shall no longer be Dissenting Shares and shall be automatically converted into the right to receive the Per Share Merger Consideration, without interest, as set forth in this Article I, it being understood that surrender of the Certificate representing such Dissenting Shares shall be a prerequisite to the receipt of payment in respect of any Dissenting Shares represented thereby.

Section 1.11 Treatment of Equity Awards. Notwithstanding anything to the contrary in the Community stock option plan(s) (the “Community Stock Plan”) or in any individual Community stock option award agreement, (i) no less than twenty (20) days prior to the Calculation Date, the Community Board (or, if appropriate, any committee administering the Community Stock Plan) shall take all necessary actions to cause the vesting of any unvested option to purchase shares of Community Stock (a “Community Option”) granted pursuant to the Community Stock Plan, (ii) Community shall use its commercially reasonable efforts to cause all holders of Community Options to exercise such Community Options prior to the Calculation Date and (iii) Community shall cancel any Community Options that remain unexercised as of the Calculation Date.

Section 1.12 Board Representation.

(a) EQBK shall take all appropriate action so that, as of the Effective Time, the number of directors constituting the Board of Directors of EQBK shall be increased by two (2), and two (2) current directors of Community to be selected by EQBK in consultation with Community shall be appointed to serve as directors of EQBK (the “Community Directors”) in the director class appropriate to balance the number of members in each class. Unless any Community Director has died, resigned or been removed from the EQBK Board, at the first annual meeting following the Community Directors appointment to the EQBK Board, the EQBK Board shall (i) nominate the Community Directors for election to the EQBK Board, (ii) recommend to the EQBK stockholders the election of the Community Directors and (iii) solicit proxies for the Community Directors to the same extent as it does for any of its other nominees to the EQBK Board. In addition, as of the Effective Time, Equity Bank and EQBK shall take all actions necessary to cause the Community Directors to be elected to the board of directors of Equity Bank.

(b) As of the Closing Date, if requested by EQBK, the members of the board of directors of the Bank shall submit resignations from the board of directors to be effective as of the Closing Date, and EQBK shall thereafter elect new members of the board of directors of the Bank.

Section 1.13 Bank Merger. Immediately following the Merger, or at such later time as EQBK may determine in its sole discretion, EQBK will cause the Bank Merger on the terms and subject to the terms and conditions set forth in the Bank Merger Agreement attached hereto as Exhibit “C” (the “Bank Merger Agreement”). Equity Bank shall be the surviving entity in the Bank Merger and, following the Bank Merger, the separate corporate existence of the Bank shall cease. The parties agree that the Bank Merger will become effective immediately after the Effective Time or such later time as EQBK may determine. On the date of this Agreement, Equity Bank and the Bank entered into the Bank Merger Agreement. In furtherance of the foregoing, the parties shall execute and cause to be filed applicable articles or certificates of merger and such other documents as are necessary to effectuate the Bank Merger.

ARTICLE II

THE CLOSING AND THE CLOSING DATE

Section 2.01 Time and Place of the Closing and Closing Date.

(a) On a date mutually acceptable to EQBK and Community within thirty (30) days after the receipt of all necessary regulatory, corporate and other approvals and the expiration of any mandatory waiting periods (the “Closing Date”), as may be extended by mutual agreement of the parties for a reasonable period to facilitate a Calculation Date on month-end in the event the parties so agree, a meeting will take place at which the parties to this Agreement will exchange certificates, letters and other documents in order to determine whether all of the conditions set forth in Article VII and Article VIII have been satisfied or waived or whether any condition exists that would permit a party to this Agreement to terminate this Agreement. If none of the foregoing conditions then exists or if no party elects to exercise any right it may have to terminate this Agreement, then the parties will execute such documents and instruments as may be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the “Closing”).

(b) The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time specified in the certificate of merger, reflecting the Merger, filed with the Secretary of State of the State of Kansas in accordance with the KGCC (the “Effective Time”). The parties will use their commercially reasonable efforts to cause the Effective Time to occur on the same date as the Closing Date, but in no event will the Effective Time occur more than one (1) day after the Closing Date.

(c) The Closing will take place at the offices of Norton Rose Fulbright US LLP, 2200 Ross Avenue, Suite 3600, Dallas, Texas 75201 at 10:00 a.m. on the Closing Date, or at such other time and place to which the parties may agree.

Section 2.02 Actions to be Taken at the Closing by Community. At the Closing, Community will execute and acknowledge, or cause to be executed and acknowledged, and deliver to EQBK such documents and certificates contemplated to be delivered pursuant to this Agreement or reasonably necessary to evidence the transactions contemplated by this Agreement, including the following (all of such actions constituting conditions precedent to the obligations of EQBK to close hereunder):

(a) True, correct and complete copies of Community’s articles of incorporation and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Arkansas;

(b) True, correct and complete copies of the Bank’s articles of incorporation and all amendments thereto, duly certified as of a recent date by the Arkansas State Bank Department;

(c) A certificate of good standing from the Secretary of State of the State of Arkansas, duly certifying as of a recent date as to the good standing of Community under the Laws of the State of Arkansas;

(d) A certificate of good standing from the Arkansas State Bank Department, duly certifying as of a recent date as to the good standing of the Bank under the Laws of the State of Arkansas;

(e) A certificate, dated as of a recent date, issued by the Federal Deposit Insurance Corporation (the “FDIC”), duly certifying that the deposits of the Bank are insured by the FDIC pursuant to the Federal Deposit Insurance Act, as amended (the “FDIA”);

(f) A letter, dated as of a recent date, from the Federal Reserve Bank of St. Louis, to the effect that Community is a registered bank holding company under the BHCA;

(g) A certificate, dated as of the Closing Date, executed by the secretary or other appropriate executive officer of Community, pursuant to which such officer will certify: (i) the due adoption by the Community Board of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (ii) the due adoption and approval by the stockholders of Community of this Agreement; and (iii) the incumbency and true signatures of those officers of Community duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and the other agreements and documents contemplated hereby and thereby; (iv) that the copy of the Bylaws of Community attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy; and (v) a true and correct copy of the list of the holders of Community Stock as of the Closing Date;

(h) A certificate, dated as of the Closing Date, signed by the chief executive officer of Community, pursuant to which Community will certify that (i) Community has satisfied the conditions set forth in Sections 8.01 and 8.02; and (ii) except as expressly permitted by this Agreement, there has been no Material Adverse Change with respect to Community or any of its Subsidiaries, individually or in the aggregate since December 31, 2015;

(i) All consents required from third parties to complete the transactions contemplated by this Agreement listed on Confidential Schedule 2.02(i);

(j) All releases as required under Section 8.06;

(k) Community shall have delivered to EQBK a duly executed certificate in form and substance as prescribed by Treasury Regulations promulgated under Section 1445 of the Code, stating that Community is not, and has not been, during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code; and

(l) All other documents required to be delivered to EQBK under this Agreement, and all other documents, certificates and instruments as are reasonably requested by EQBK or its counsel.

Section 2.03 Actions to be Taken at the Closing by EQBK. At the Closing, EQBK will execute and acknowledge, or cause to be executed and acknowledged, and deliver to Community such documents and certificates contemplated to be delivered pursuant to this Agreement or reasonably necessary to evidence the transactions contemplated by this Agreement, including the following (all of such actions constituting conditions precedent to the obligations of Community to close hereunder):

(a) True, correct and complete copies of EQBK’s articles of incorporation and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Kansas;

(b) A certificate of good standing from the Secretary of State of the State of Kansas, duly certifying as of a recent date as to the good standing of EQBK under the Laws of the State of Kansas;

(c) A letter, dated as of a recent date, from the Federal Reserve Bank of Kansas City, to the effect that EQBK is a registered bank holding company under the BHCA;

(d) A certificate, dated as of the Closing Date, executed by the secretary or other appropriate executive officer of EQBK, pursuant to which such officer will certify: (i) the due adoption by the EQBK Board of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby, and the taking of all actions contemplated hereby and thereby; (ii) the due adoption and approval by the stockholders of EQBK of the Merger; (iii) the incumbency and true signatures of those officers of EQBK duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and the other agreements and documents contemplated hereby and thereby; (iii) that the copy of the Bylaws of EQBK attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

(e) A certificate, dated as of the Closing Date, signed by the chief executive officer of EQBK, pursuant to which EQBK will certify that (i) EQBK has satisfied the conditions set forth in Sections 7.01 and 7.02; and (ii) except as expressly permitted by this Agreement, there has been no Material Adverse Change with respect to EQBK since December 31, 2015;

(f) All consents required from third parties to complete the transactions contemplated by this Agreement, including those listed on Confidential Schedule 2.03(f); and

(g) All other documents required to be delivered to Community by EQBK under this Agreement, and all other documents, certificates and instruments as are reasonably requested by Community or its counsel.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMMUNITY

Except as disclosed in the disclosure schedules delivered by Community to EQBK prior to the execution hereof (the “Community Disclosure Schedules”); provided, that (a) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (b) the mere inclusion of an item in the Community Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Community that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Change, and (c) any disclosures made with respect to a section of this Article III shall be deemed to qualify (1) any other section of this Article III specifically referenced or cross-referenced and (2) other sections of this Article III to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections, Community hereby represents and warrants to EQBK as follows:

Section 3.01 Organization and Qualification.

(a) Community is a corporation, duly organized, validly existing and in good standing under all Laws of the State of Arkansas and is a bank holding company registered under the BHCA. Community has the corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement. True and complete copies of the articles of incorporation and bylaws of Community, as amended to date, certified by the Secretary of Community, have been made available to EQBK. Except as set forth on Confidential Schedule 3.01(a), Community does not own or control any Affiliate or Subsidiary, other than the Bank. The nature of the business of Community and its activities do not require it to be qualified to do business in any jurisdiction other than the State of Arkansas. Except as set forth in Confidential Schedule 3.01(a), Community has no equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, other than the Bank or as acquired through settlement of indebtedness, foreclosure, the exercise of creditors’ remedies or in a fiduciary capacity, and the business carried on by Community has not been conducted through any other direct or indirect Subsidiary or Affiliate of Community other than the Bank.

(b) The Bank is an Arkansas state bank, duly organized and validly existing under the Laws of the State of Arkansas and in good standing under all Laws of the State of Arkansas. The Bank has the corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and to carry on the business and activities now conducted by it. True and complete copies of the articles of incorporation and bylaws of the Bank, as amended to date, certified by the Secretary or Cashier of the Bank have been made available to EQBK. The Bank is an insured bank as defined in the FDIA. Except as set forth in Confidential Schedule 3.01(b), the Bank does not own or control any Affiliate or Subsidiary. The nature of the business of the Bank does not require it to be qualified to do business in any jurisdiction other than the State of Arkansas. The Bank has no equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, except as acquired through settlement of indebtedness, foreclosure, the exercise of creditors’ remedies or in a fiduciary capacity, and the business carried on by the Bank has not been conducted through any other direct or indirect Subsidiary or Affiliate of the Bank.

Section 3.02 Authority; Execution and Delivery. Community has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly approved by the Community Board. The Community Board has determined that the Merger, on the terms and conditions set forth in this Agreement, is in the best interests of Community and its stockholders and has directed that this Agreement and the transactions contemplated hereby be submitted to Community’s stockholders for adoption at a meeting of such stockholders with a recommendation from the Community’s Board in favor of adoption (the “Community Recommendation”) and has adopted a resolution to the foregoing effect. Community has taken all action necessary to authorize the execution, delivery and (provided the required regulatory and stockholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party. This Agreement has been, and the other agreements and documents contemplated hereby, have been or at Closing will be, duly executed by Community, and each constitutes the legal, valid and binding obligation of Community, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by the Bankruptcy Exception.

Section 3.03 Capitalization.

(a) The entire authorized capital stock of Community consists solely of 1,000,000 shares of Community Stock, of which 370,450 shares are issued and outstanding and no shares are held as treasury stock, and 100,000 shares of preferred stock, of which no shares are issued, outstanding, or held as treasury stock. Except as set forth on Confidential Schedule 3.03, there are no (i) outstanding equity securities of any kind or character or (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, Community to purchase or otherwise acquire any security of or equity interest in Community, obligating Community to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of Community Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any Person. Such shares of Community Stock have been issued in compliance with the securities Laws of the United States and the states in which such shares of Community Stock were issued. There are no restrictions applicable to the payment of dividends on the shares of Community Stock except pursuant to applicable Laws, and all dividends declared before the date of this Agreement have been paid. As of the date hereof, Community has issued $5,155,000 of principal amount of junior subordinated debentures to Community First AR Statutory Trust I (the “Community TRUPS”).

(b) The entire authorized capital stock of the Bank consists solely of 120,000 shares of common stock, par value $0.10 per share, of the Bank (“Bank Stock”) of which 60,000 shares are issued and outstanding and no shares are held as treasury stock. There are no (i) outstanding equity securities of any kind or character or (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Bank to purchase or otherwise acquire any security of or equity interest in the Bank, obligating the Bank to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of Bank Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any person. Such shares of Bank Stock have been issued in compliance with the securities Laws of the United States and the State of Arkansas. There are no restrictions applicable to the payment of dividends on the shares of Bank Stock except pursuant to applicable Laws, and all dividends declared before the date of this Agreement have been paid.

(c) Community owns, directly or indirectly, all the issued and outstanding shares of capital stock or other equity ownership interests of each of its Subsidiaries, free and clear of any Liens whatsoever, and all such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (except, with respect to any Subsidiary of Community that is an insured depository institutions, as provided under 12 U.S.C. § 55 or any comparable provision of applicable state Law) and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Subsidiary of Community has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

Section 3.04 Compliance with Laws, Permits and Instruments.

(a) Except as set forth on Confidential Schedule 3.04(a), Community and each of its Subsidiaries have in all material respects performed and abided by all obligations required to be performed by it to the date hereof, and have complied with, and is in compliance with, and is not in default (and with the giving of notice or the passage of time will not be in default) under, or in violation of, (i) any provision of the articles of incorporation of Community or any of its Subsidiaries, the bylaws or other governing documents of Community or any of its Subsidiaries (collectively, the “Community Constituent Documents”), (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to Community, its Subsidiaries or their respective assets, operations, properties or businesses, or (iii) any material Law or Order of any Governmental Entity applicable to Community or any of its Subsidiaries or their respective assets, operations, properties or businesses.

(b) Except as set forth on Confidential Schedule 3.04(b), the execution, delivery and performance of this Agreement (provided the required regulatory and stockholder approvals are obtained) and the other agreements contemplated hereby, and the completion of the transactions contemplated hereby and thereby will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) the Community Constituent Documents, (ii) any material mortgage, indenture, lease, contract, agreement or other instrument applicable to Community or any of its Subsidiaries or their respective assets, operations, properties or businesses or (iii) any material Law or Order of any Governmental Entity applicable to Community or any of its Subsidiaries or their respective assets, operations, properties or businesses.

Section 3.05 Financial Statements.

(a) Community has furnished to EQBK true and complete copies of (i) the audited consolidated balance sheet of Community and its Subsidiaries as of December 31, 2013, December 31, 2014 and December 31, 2015, and the related audited consolidated statements of operations, stockholders’ equity, and cash flows of Community and its Subsidiaries, together with all related notes and schedules thereto, accompanied by the reports thereon of Community’s independent auditors for the years ended as of such dates, and the unaudited parent-only balance sheet of Community at June 30, 2016, and the related consolidated statements of operations of Community, and (ii) the audited consolidated balance sheet of the Bank as of December 31, 2013, December 31, 2014 and December 31, 2015, and the related audited consolidated statements of operations, stockholders’ equity, and cash flows of the Bank, together with all related notes and schedules thereto, accompanied by the reports thereon of the Bank’s independent auditors for the years ended as of such dates, and the unaudited balance sheet of the Bank at June 30, 2016, and the related statements of operations of the Bank (collectively, the financial statements listed in clause (i) and (ii), the “Community Financial Statements”). The Community Financial Statements (including the related notes) complied as to form, as of their respective dates, in all material respects with applicable accounting requirements, have been prepared according to GAAP applied on a consistent basis during the periods and at the dates involved (except as may be indicated in the notes thereto), fairly present, in all material respects, the financial condition of Community and the Bank, as applicable, at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to notes and normal year-end adjustments that were not material in amount or effect), and the accounting records underlying the Community Financial Statements accurately and fairly reflect in all material respects the transactions of Community. The Community Financial Statements do not contain any items of extraordinary or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

(b) Community has furnished EQBK with true and complete copies of the Reports of Condition and Income as of December 31, 2013, 2014 and 2015 (the “Call Reports”), for the Bank. The Call Reports fairly present, in all material respects, the financial position of the Bank and the results of its operations at the date and for the period indicated in that Call Report in conformity with the instructions to the Call Report. The Call Reports do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. The Bank has calculated its allowance for loan losses in accordance with regulatory accounting principles (“RAP”) as applied to banking institutions and in accordance with all applicable rules and regulations. The allowance for loan losses account for the Bank is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank; provided, however, that no representation or warranty is made as to the sufficiency of collateral securing or the collectability of such loans.

Section 3.06 Undisclosed Liabilities. Neither Community nor any of its Subsidiaries have liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any employee benefit plan maintained by Community or any of its Subsidiaries or liabilities for federal, state or local taxes or assessments), that are not reflected in or disclosed in the appropriate Community Financial Statements or Call Reports, except those (a) liabilities and expenses incurred in the ordinary course of business and consistent with prudent business practices since the applicable dates of the Community Financial Statements or the Call Reports, respectively, or (b) that are not, individually or in the aggregate, material to Community and its Subsidiaries, taken as a whole.

Section 3.07 Litigation.

(a) Except as set forth on Confidential Schedule 3.07, neither Community nor any of its Subsidiaries is a party to any, and there are no pending or, to the Knowledge of Community, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Community or any of its Subsidiaries, nor to the Knowledge of Community, is there any basis for any proceeding, claim or any action against Community or any of its Subsidiaries. Except as set forth in Confidential Schedule 3.07, the amounts in controversy in each matter described on Confidential Schedule 3.07, and the costs and expenses of defense thereof (including attorneys’ fees) are fully covered by insurance, subject to the deductible set forth on Confidential Schedule 3.07 with respect to each matter and subject to the policy limits set forth on Confidential Schedule 3.07. There is no Order imposed upon Community or any of its Subsidiaries or the assets or Property of Community or any of its Subsidiaries that has resulted in, or is reasonably likely to result in, a Material Adverse Change as to Community or any of its Subsidiaries.

(b) No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the Knowledge of Community, threatened against Community or any of its Subsidiaries that questions or might question the validity of this Agreement or the agreements contemplated hereby or any actions taken or to be taken by Community or any of its Subsidiaries pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

Section 3.08 Consents and Approvals. Except for (a) the filing of applications, filings and notices, as applicable, with the Federal Reserve under the BHCA and approval of such applications, filings and notices, (b) the filings of applications, filings and notices, as applicable, with the FDIC, and approval of such applications, filings and notices, (c) the filing of applications, filings and notices, as applicable, with the Arkansas State Bank Department and the OSBC, and approval of such applications, filings and notices, (d) the filing with the SEC of (i) any filings under applicable requirements of the Exchange Act, including the filing of the Joint Proxy Statement/Prospectus and (ii) the Form S-4 and declaration of effectiveness of the Form S-4, (e) the filing of the certificates of merger with the Kansas Secretary of State pursuant to the requirements of the KGCC and the Arkansas Secretary of State pursuant to the requirements of the ABCA, and (f) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” Laws of various states in connection with the issuance of shares of EQBK Class A Stock pursuant to this Agreement and the approval of the listing of such EQBK Class A Stock on the NASDAQ, no consents, Orders or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (A) the execution and delivery by Community of this Agreement or (B) the consummation by Community of the transactions contemplated by this Agreement. As of the date of this Agreement, Community knows of no reason why all regulatory approvals from any Governmental Entity or Regulatory Agency required for the consummation of the transactions contemplated hereby should not be obtained on a timely basis and Community has no Knowledge of any fact or circumstance that would materially delay receipt of any such required regulatory approval.

Section 3.09 Title to Assets. Confidential Schedule 3.09 identifies all real property, other than foreclosed Other Real Estate Owned Property (“OREO Property”) that, as of the date of this Agreement is (i) owned by Community or any of its Subsidiaries (“Owned Real Property”), or (ii) leased pursuant to which Community or any of its Subsidiaries is a party, either as a lessor or lessee (“Leased Real Property”). Community or any of its Subsidiaries (a) has good and marketable title to all its Owned Real Property; (b) holds valid and enforceable leases for all its Leased Real Property; (c) owns all of its personal property reflected on the Community Financial Statements; and (d) holds valid and enforceable leases for all leased personal property used by Community or any of its Subsidiaries, in each case free and clear of all mortgages and all other Liens (except for Permitted Encumbrances), except for such minor imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby, or which, individually or in the aggregate, would not have a Material Adverse Change on Community.

Section 3.10 Absence of Certain Changes or Events. Except as set forth on Confidential Schedule 3.10, since June 30, 2016, Community and each of its Subsidiaries has conducted its business only in the ordinary course and has not:

(a) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except deposits taken and federal funds purchased and current liabilities for trade or business obligations, other than in the ordinary course of business and consistent with past practices and safe and sound banking practices;

(b) discharged or satisfied any Lien or paid any obligation or liability, whether absolute or contingent, due or to become due, other than in the ordinary course of business and consistent with past practices and safe and sound banking practices;

(c) increased the shares of Community Stock or Bank Stock outstanding (other than as the result of the exercise of any stock option award (a “Community Option”) or its surplus (as calculated in accordance with the instructions to the Call Report), or declared or made any payment of dividends or other distribution to its stockholders, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

(d) issued, reserved for issuance, granted, sold or authorized the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

(e) acquired any capital stock or other equity securities or acquired any ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors’ remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such Person);

(f) mortgaged, pledged or subjected to Lien any of its material property, business or assets, tangible or intangible, except (i) Permitted Encumbrances, (ii) pledges of assets to secure public fund deposits, and (iii) those assets and properties disposed of for fair value since the applicable dates of the Community Financial Statements or the Call Reports;

(g) sold, transferred, leased to others or otherwise disposed of any of its assets (except for assets disposed of for fair value) or canceled or compromised any debt or claim, or waived or released any right or claim, other than in the ordinary course of business and consistent with past business practices and prudent banking practices;

(h) terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss which, individually or in the aggregate, may reasonably constitute a Material Adverse Change;

(i) disposed of, permitted to lapse, transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any license or Proprietary Right or modified any existing rights with respect thereto;

(j) (i) made any change in the rate of compensation, commission, bonus, vesting or other direct or indirect remuneration payable, other than changes required by applicable Law or made in the ordinary course consistent with past practice, (ii) paid or agreed or orally promised to pay any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its stockholders, directors, officers, employees or agents, other than payments required by applicable Law, made in the ordinary course consistent with past practice or made pursuant to the terms of an Employee Plan, (iii) entered into any employment or consulting contract or other compensatory agreement with any director, officer or employee, or (iv) adopted, amended in any material respect or terminated any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except to the extent required by Law or as contemplated by this Agreement;

(k) except for improvements or betterments relating to Properties, made any capital expenditures or capital additions or betterments in excess of an aggregate of $25,000;

(l) instituted, had instituted against it, settled or agreed to settle any litigation, action or proceeding relating to its property other than routine collection suits instituted by it to collect amounts owed or suits in which the amount in controversy is less than $10,000;

(m) suffered any change, event or condition that, in any case or in the aggregate, has caused or may result in a Material Adverse Change;

(n) except for the transactions contemplated by this Agreement or as otherwise permitted hereunder, entered into any transaction, or entered into, modified or amended any contract or commitment, other than in the ordinary course of business and consistent with past business practices and prudent banking practices;

(o) entered into or given any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any Person, other than in the ordinary course of business and consistent with past business practices and prudent banking practices;

(p) sold, or disposed of, or otherwise divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

(q) made any, or acquiesced with any, change in any accounting methods, principles or practices except as required by GAAP or RAP or the extent required by Law;

(r) sold (provided, however, that payment at maturity is not deemed a sale) or purchased any investment securities in an aggregate amount of $500,000 or more, other than purchases of obligations of the U.S. Treasury (or any agency thereof) with a duration of four (4) years or less and an AA rating by at least one nationally recognized ratings agency;

(s) made, renewed, extended the maturity of, or altered any of the terms of any loan to any single borrower and his related interests in excess of the principal amount of $500,000;

(t) renewed, extended the maturity of, or altered any of the terms of any loan classified by Community as “intermediate,” “substandard,” and “problem” or other words of similar import; or

(u) entered into any agreement or made any commitment whether in writing or otherwise to take any of the types of action described in subsections (a) through (s) above.

Section 3.11 Leases, Contracts and Agreements.

(a) Confidential Schedule 3.11(a) sets forth a complete listing of all contracts to which Community or any of its Subsidiaries is a party (collectively, the “Listed Contracts”) that:

(i) relate to real property used by Community or any of its Subsidiaries in its operations (such contracts being referred to herein as the “Leases”);

(ii) relate in any way to the assets or operations of Community or any of its Subsidiaries and involves payments to or by Community or any of its Subsidiaries of $50,000 or more during the term thereof;

(iii) contain any right of first refusal or option to purchase in favor of a third party;

(iv) limits the ability of Community or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area or that upon consummation of the Merger will restrict the ability of EQBK or any of its Affiliates to engage in any line of business in which a bank holding company may lawfully engage;

(v) obligates Community or its Subsidiaries (or, following the consummation of the transactions contemplated hereby, EQBK and its Subsidiaries) to conduct business with any third party on an exclusive or preferential basis, or that grants any Person other than Community or any of its Subsidiaries “most favored nation” status or similar rights;

(vi) relates to a joint venture, partnership, limited liability company agreement or other similar agreement or arrangement, or to the formation, creation or operation, management or control of any partnership or joint venture with any third parties;

(vii) relates to indebtedness of Community or any of its Subsidiaries;

(viii) provides for potential indemnification payments by Community or any of its Subsidiaries or the potential obligation of Community or any of its Subsidiaries to repurchase loans;

(ix) is material to Community’s and its Subsidiaries’ balance sheets or their financial conditions or results of operations;

(x) provides any rights to investors in Community, including registration, preemptive or antidilution rights or rights to designate members of or observers to Community’s or any of its Subsidiaries’ Board of Directors;

(xi) is a data processing/technology contracts, software programming or licensing contract;

(xii) requires a consent to, waiver of or otherwise contains a provision relating to a “change of control,” or that would or would reasonably be expected to prevent, delay or impair the consummation of the transactions contemplated by this Agreement;

(xiii) limits the payment of dividends by the Bank or any other Subsidiary of Community; or

(xiv) was otherwise not entered into in the ordinary course of business or that is material to Community or any of its Subsidiaries or its financial condition or results of operations.

(b) For the purposes of this Agreement, the term “Listed Contracts” does not include (i) loans made by, (ii) unfunded loan commitments made by, (iii) letters of credit issued by, (iv) loan participations of, (v) Federal funds sold or purchased by, (vi) repurchase agreements made by, (vii) bankers acceptances of, or (viii) deposit liabilities of, Community or the Bank.

(c) No participations or loans have been sold that have buy back, recourse or guaranty provisions that create contingent or direct liability to Community or any of its Subsidiaries. All of the Listed Contracts are legal, valid and binding obligations of the parties to the contracts enforceable according to their terms, subject to the Bankruptcy Exception.

(d) True and correct copies of all such Listed Contracts, and all amendments thereto, have been furnished to EQBK.

(e) All rent and other payments by Community and each of its Subsidiaries under the Listed Contracts are current, there are no existing defaults by Community or any of its Subsidiaries under the Listed Contracts and no termination, condition or other event has occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder.

Section 3.12 Taxes.

(a) Community and each of its Subsidiaries have filed all Tax Returns that they were required to file under applicable Laws with the appropriate Governmental Entity. All such Tax Returns were correct and complete in all respects and have been prepared in compliance with all applicable Laws and all Taxes due and owing by Community and each of its Subsidiaries (whether or not shown on any Tax Return) have been paid. Neither Community nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has been made by an authority in a jurisdiction where Community or any of its Subsidiaries does not file Tax Returns that it is subject to taxation by that jurisdiction. Other than Permitted Encumbrances, there are no material Liens for Taxes upon any of the assets of Community or any of its Subsidiaries.

(b) Community and each of its Subsidiaries have collected or withheld and duly paid to the appropriate Governmental Entity all Taxes required to have been collected or withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

(c) There is no action, suit, proceeding, audit, assessment, dispute or claim concerning any Tax liability of Community or any of its Subsidiaries either (i) claimed or raised by any Governmental Entity in writing or (ii) as to which any of the directors and officers of Community or any of its Subsidiaries has Knowledge based upon personal contact with any agent of such authority.

(d) True and complete copies of the federal, state and local income Tax Returns of Community and each of its Subsidiaries, as filed with the taxing authority for the years ended December 31, 2012, 2013, and 2014 have been furnished to EQBK. Neither Community nor any of its Subsidiaries have waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, which waiver or extension remains in effect.

(e) Neither Community nor any of its Subsidiaries have been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(f) Neither Community nor any of its Subsidiaries is a party to or bound by any tax allocation or sharing agreement, other than (i) those to which only Community and the Bank are parties, or (ii) commercial business agreements, the principal purpose of which is not the allocation of Taxes.

(g) Neither Community nor any of its Subsidiaries have (i) been a member of any group filing a consolidated federal income tax return (other than a group the common parent of which was Community) nor (ii) any liability for the Taxes of any Person other than Community under Treasury Regulation § 1.1502-6 (or any similar provision of state, local, or foreign Law), or as a transferee or successor, under Law.

(h) Neither Community nor any of its Subsidiaries has participated in any reportable transaction or a transaction that is substantially similar to a listed transaction as defined under Sections 6011, 6111 and 6112 of the Code.

(i) Neither Community nor any of its Subsidiaries has been required to disclose on its federal income Tax Returns any position that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code.

(j) Neither Community nor any of its Subsidiaries will be required to include any item of income in, nor will Community or any of its Subsidiaries be required to exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending on or after the Closing Date as a result of any: (i) change in Community’s or any of its Subsidiary’s method of accounting for a taxable period ending on or prior to the Closing Date under Section 481 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date by Community or any of its Subsidiaries; (iii) intercompany transaction or excess loss account of Community or any of its Subsidiaries described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date by Community or any of its Subsidiaries; (v) prepaid amount received on or prior to the Closing Date by Community or any of its Subsidiaries, or (vi) election under Section 108(i) of the Code.

(k) Neither Community nor any of its Subsidiaries have distributed stock of another Person or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(l) Confidential Schedule 3.12 lists and contains an accurate and complete description as to the United States federal and each state net operating and capital loss carryforwards for Community and each of its Subsidiaries, that exist as of December 31, 2015, and no such net operating or capital loss carryforwards are subject to limitation under Sections 382, 383 or 384 of the Code or the Treasury Regulations, as of the Closing Date.

(m) Within the past three (3) years, the Internal Revenue Service (the “IRS”) has not challenged the interest deduction on any of Community’s or any of its Subsidiaries’ debt on the basis that such debt constitutes equity for federal income tax purposes.

(n) The unpaid Taxes of Community and each of its Subsidiaries (i) did not, as of December 31, 2015, exceed the current liability accruals for Taxes (excluding any reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Community Financial Statements and (ii) do not exceed such current liability accruals for Taxes (excluding reserves for deferred Taxes established to reflect timing differences between book and Tax income) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Community and its Subsidiaries in filing their respective Tax Returns.

(o) Community has no Knowledge of any facts or circumstances that could reasonably prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 3.13 Insurance. Confidential Schedule 3.13 sets forth an accurate and complete list of all policies of insurance, including fidelity and bond insurance, relating to Community and each of its Subsidiaries. All such policies (a) are valid, outstanding and enforceable according to their terms, subject to the Bankruptcy Exception, and (b) are presently in full force and effect, no notice has been received of the cancellation, or threatened or proposed cancellation, of any such policy and there are no unpaid premiums due thereon. Neither Community nor any of its Subsidiaries is in default with respect to any such policy and has not failed to give any notice or present any claim thereunder in a due and timely fashion. Except as set forth on Confidential Schedule 3.13, neither Community nor any of its Subsidiaries have been refused any insurance with respect to its assets or operations, nor has its insurance been limited by any insurance carrier to which Community or any of its Subsidiaries have applied for any such insurance within the last two (2) years. Each property of Community and each of its Subsidiaries is insured for an amount deemed adequate by Community’s management, as applicable, against risks customarily insured against. There have been no claims under any fidelity bonds of Community or any of its Subsidiaries within the last three (3) years, and Community has no Knowledge of any facts that would form the basis of a claim under such bonds.

Section 3.14 No Material Adverse Change. Except as set forth on Confidential Schedule 3.14, there has not been any Material Adverse Change with regard to or affecting Community or any of its Subsidiaries since December 31, 2015, nor has any event or condition occurred that has resulted, or is reasonably likely to result, in a Material Adverse Change on Community or any of its Subsidiaries or that could materially affect Community’s or any of its Subsidiaries’ ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby.

Section 3.15 Proprietary Rights. Except as set forth on Confidential Schedule 3.15, neither Community nor any of its Subsidiaries owns or requires the use of any patent, patent application, patent right, invention, process, trademark (whether registered or unregistered), trademark application, trademark right, trade name, service name, service mark, copyright or any trade secret (“Proprietary Rights”) for its business or operations. Neither Community nor any of its Subsidiaries is infringing upon or otherwise acting adversely to, and have not infringed upon or otherwise acted adversely to, any Proprietary Right owned by any other Person or Persons. There is no claim or action by any such Person pending, or to Community’s Knowledge, threatened, with respect thereto. No third party has ever gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Community and its Subsidiaries.

Section 3.16 Transactions with Certain Persons and Entities. Except as set forth on Confidential Schedule 3.16 and excluding deposit liabilities, there are no outstanding amounts payable to or receivable from, or advances by Community or any of its Subsidiaries to, and neither Community nor any of its Subsidiaries is otherwise a creditor to, any director or executive officer of Community or any of its Subsidiaries nor is Community or any of its Subsidiaries a debtor to any such person other than as part of the normal and customary terms of such person’s employment or service as a director of Community or any of its Subsidiaries. Except as set forth on Confidential Schedule 3.16, neither Community nor any of its Subsidiaries uses any asset owned by any stockholder or any present or former director or officer of Community or any of its Subsidiaries, or any Affiliate thereof, in the operations (other than personal belongings of such officers and directors located in Community’s or any of its Subsidiaries’ premises and not used in the operations of Community or any of its Subsidiaries), nor do any of such persons own or have the right to use real property that is adjacent to property on which Community’s or any of its Subsidiaries’ facilities are located. Except as set forth on Confidential Schedule 3.16 or Confidential Schedule 3.28(a), neither Community nor any of its Subsidiaries is a party to any transaction or contract with any director or executive officer of Community or any of its Subsidiaries.

Section 3.17 Evidences of Indebtedness. All evidences of indebtedness and Leases included in the Community Financial Statements are, to the Knowledge of Community and the Bank, the legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms, subject to the Bankruptcy Exception, and no claim of defense as to the enforcement of any evidences of indebtedness and Leases have been asserted in writing against Bank for which there is a reasonable possibility of an adverse determination, and neither Community nor the Bank has any Knowledge of any acts or omissions which would give rise to any claim or right of rescission, set-off, counterclaim or defense for which there is a reasonable possibility of an adverse determination to Bank. The credit files of Community and the Bank contain all material information (excluding general, local or national industry, economic or similar conditions) known to Community that is reasonably required to evaluate in accordance with generally prevailing practices in the banking industry the collectability of the loan portfolio of Community or the Bank (including loans that will be outstanding if any of them advances funds they are obligated to advance). Community and the Bank have disclosed all of the intermediate, substandard, doubtful, loss, nonperforming or problem loans of Community and the Bank on the internal watch list of Community or the Bank, a copy of which as of May 31, 2016, has been provided to EQBK. Neither Community nor the Bank has any Knowledge of, nor has Community or the Bank received notice of, any past or present conditions, events, activities, practices or incidents that may result in a violation of any Environmental Law with respect to any real property securing any indebtedness reflected as an asset of Community. With respect to any loan or other evidence of indebtedness all or a portion of which has been sold to or guaranteed by any Governmental Entity, including the Small Business Administration, each of such loans was made in compliance and conformity with all relevant Laws such that such Governmental Entity’s guaranty of such loan is effective during the term of such loan in all material respects.

Section 3.18 Condition of Assets. All tangible assets used by Community and each of its Subsidiaries are in good operating condition, ordinary wear and tear excepted, and conform with all applicable ordinances, regulations, zoning and other Laws, whether federal, state or local. None of Community’s or any of its Subsidiaries’’ premises or equipment is in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost.

Section 3.19 Environmental Compliance.

(a) Community and each of its Subsidiaries, operations and Properties are in material compliance with all Environmental Laws. Community has no Knowledge of, nor has Community or any of its Subsidiaries received notice of, any past, present, or future conditions, events, activities, practices or incidents that may interfere with or prevent the material compliance of Community or any of its Subsidiaries with all Environmental Laws.

(b) Community and each of its Subsidiaries have obtained all permits, licenses and authorizations that are required of it under all Environmental Laws, all such permits are in full force and effect, there exists no basis for revocation or suspension of the permits, and the permits will not be affected by the transactions contemplated herein.

(c) Except as set forth on Confidential Schedule 3.19(c), no Hazardous Materials exist on, about or within any of the Properties, nor to the Knowledge of Community has any Hazardous Materials previously existed on, under, about or within or have been used, generated, stored, or transported from any of the Properties, except in normal quantities used in the normal course of business as office or cleaning supplies without release to the environment. The use that Community and each of its Subsidiaries makes and intends to make of the Properties will not result in the use, generation, storage, transportation or accumulation of any Hazardous Material on, in or from any of the Properties, except in normal quantities used in the normal course of business as office or cleaning supplies without release to the environment.

(d) There is no action, suit, proceeding, investigation, or inquiry by any Governmental Entity pending or to Community’s Knowledge threatened against Community, any of its Subsidiaries or, to Community’s Knowledge, pending or threatened against any other Person in connection with any Property, arising in any way under any Environmental Law. Neither Community nor any of its Subsidiaries have any liability for remedial action under any Environmental Law. Neither Community nor any of its Subsidiaries has received any request for information by any Governmental Entity with respect to the condition, use or operation of any of the Properties nor has Community or any of its Subsidiaries received any notice of any kind from any Governmental Entity or other Person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law.

(e) No Hazardous Materials have been disposed of on, or released to, or from, any of the Properties, and no Hazardous Materials are present in or on the soil, sediments, surface water or ground water on, under, or migrating from any of the Properties in concentrations that would give rise to an obligation to conduct a remedial action pursuant to Environmental Laws.

(f) Except as listed on Confidential Schedule 3.19, none of the following exists at any property or facility owned or operated by Community or any of its Subsidiaries: (i) under or above-ground storage tanks, (ii) asbestos containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls or urea formaldehyde, or (iv) landfills, surface impoundments, or disposal areas.

(g) None of the properties currently owned or operated by Community or any of its Subsidiaries is encumbered by a Lien arising or imposed under any Environmental Law.

(h) The transactions contemplated by this Agreement will not result in any liabilities for site investigation or cleanup, or require the consent of any Person, pursuant to any of the so-called “transaction-triggered” or “responsible property transfer” Environmental Laws.

(i) Neither Community nor any of its Subsidiaries, either expressly or by operation of law, assumed or undertaken any obligation, including any obligation for remedial action, of any other Person under any Environmental Law.

(j) Community has provided EQBK with copies of reports in its possession discussing the environmental condition of any Property and any violations of Environmental Law relating to any Property.

(k) Notwithstanding any other representation or warranty contained in Article III, unless the term “Environmental Law” is expressly used in the statement, Section 3.19 contains the only representations and warranties by Community or any of its Subsidiaries that shall be deemed to apply to or arise out of or in any way relate to Environmental Law and shall control.

Section 3.20 Regulatory Compliance. All reports, records, registrations, statements, notices and other documents or information required to be filed by Community and any of its Subsidiaries with any Regulatory Agency, including, but not limited to, the Federal Reserve, FDIC and the Arkansas State Bank Department, have been duly and timely filed and all information and data contained in such reports, records or other documents are true, accurate, correct and complete in all material respects. Except as set forth on Confidential Schedule 3.20, (a) none of Community or any of its Subsidiaries is or has been within the last five (5) years subject to any commitment letter, memorandum of understanding, cease and desist order, written agreement or other formal or informal administrative action with any such regulatory bodies, and Community and each of its Subsidiaries are in full compliance with the requirements of any such commitment letter, memorandum of understanding, cease and desist order, written agreement or other formal or informal administrative action, and (b) there are no actions or proceedings pending or threatened against Community or any of its Subsidiaries by or prior to any such regulatory bodies or any other nation, state or subdivision thereof, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Except for normal examinations conducted by bank regulatory agencies in the ordinary course of business, no Regulatory Agency has initiated any proceeding or, to Community’s Knowledge, investigation into the business or operations of Community or any of its Subsidiaries. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of Community or the Bank. Community is “well-capitalized” (as that term is defined in 12 C.F.R. § 225.2(r)) and “well managed” (as that term is defined is 12 C.F.R. § 225.2(s)). The Bank is an “eligible depository institution” (as that term is defined in 12 C.F.R. § 303.2(r)).

Section 3.21 Absence of Certain Business Practices. Neither Community nor any of its Subsidiaries or any officer, employee or agent of Community or any of its Subsidiaries, or any other Person acting on their behalf, has, directly or indirectly, within the past ten (10) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the business of Community or any of its Subsidiaries (or assist Community or any of its Subsidiaries in connection with any actual or proposed transaction) that (a) might subject Community or any of its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have resulted in a Material Adverse Change, or (c) if not continued in the future might result in a Material Adverse Change or might subject Community or any of its Subsidiaries to suit or penalty in any private or governmental litigation or proceeding.

Section 3.22 Books and Records. The minute books, stock certificate books and stock transfer ledgers of Community and each of its Subsidiaries (a) have been kept accurately in the ordinary course of business, (b) are complete and correct in all material respects, (c) the transactions entered therein represent bona fide transactions, and (d) do not fail to reflect transactions involving the business of Community or any of its Subsidiaries that properly should have been set forth therein and that have not been accurately so set forth.

Section 3.23 Forms of Instruments, Etc. Community has made, and will make, available to EQBK copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by Community and its Subsidiaries in the ordinary course of its business.

Section 3.24 Fiduciary Responsibilities. Community and each of its Subsidiaries have performed in all material respects all of its duties as a trustee, custodian, guardian or as an escrow agent in a manner that complies in all material respects with all applicable Laws, regulations, orders, agreements, instruments and common law standards.

Section 3.25 Guaranties. Except as set forth on Confidential Schedule 3.25, according to prudent business practices and in compliance with applicable Law, neither Community nor any of its Subsidiaries have guaranteed the obligations or liabilities of any other Person.

Section 3.26 Voting Trust, Voting Agreements or Stockholders’ Agreements. Except for the Voting Agreements, there is no existing voting trust, voting agreement, stockholders’ agreement or similar arrangement relating to a right of first refusal with respect to the purchase, sale or voting of any shares of Community Stock.

Section 3.27 Employee Relationships. Community and each of its Subsidiaries have complied in all material respects with all applicable Laws relating to its relationships with their employees, and Community believes that the relationships between Community’s and each of its Subsidiaries’ employees are good. To the Knowledge of Community, no executive officer or manager of any of the operations of Community or any of its Subsidiaries or of any group of employees of Community or any of its Subsidiaries have any present plans to terminate their employment with Community or any of its Subsidiaries. Except as set forth on Confidential Schedule 3.27, Community is not a party to any oral or written contracts or agreements granting benefits or rights to employees or any collective bargaining agreement or to any conciliation agreement with the Department of Labor, the Equal Employment Opportunity Commission or any federal, state or local agency that requires equal employment opportunities or affirmative action in employment. There are no unfair labor practice complaints pending against Community or any of its Subsidiaries prior to the National Labor Relations Board and no similar claims pending prior to any similar state or local or foreign agency. There is no activity or proceeding of any labor organization (or representative thereof) or employee group to organize any employees of Community or any of its Subsidiaries, nor of any strikes, slowdowns, work stoppages, lockouts or threats thereof, by or with respect to any such employees. Community and each of its Subsidiaries is in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Community nor any of its Subsidiaries is engaged in any unfair labor practice.

Section 3.28 Employee Benefit Plans.

(a) Set forth on Confidential Schedule 3.28(a) is a complete and correct list of all “employee benefit plans” (as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), all multiple employer and “multiemployer plans” (as defined in the Code or ERISA), all specified fringe benefit plans as defined in Code § 6039D, and all other bonus, incentive, compensation, deferred compensation, profit sharing, stock option, phantom stock, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding (written or oral, qualified or nonqualified, currently effective or terminated), and any trust, escrow or other agreement related thereto, which (i) are sponsored, maintained, or contributed to, by Community and any of its Subsidiaries, or with respect to which Community or any of its Subsidiaries has or could reasonably be expected to have any liability thereunder, and (ii) provide benefits, or describe policies or procedures applicable to, or for the welfare of, any current of former officer, director, independent contractor, employee, or service provider of Community or any of its Subsidiaries, or the dependents or spouses of any such person, regardless of whether funded (the “Employee Plans”). Except as set forth on Confidential Schedule 3.28(a), true, accurate and complete copies of the documents comprising each Employee Plan, or, in the case of each unwritten Employee Plan, a written description thereof, including, to the extent applicable, each award agreement, trust, funding arrangements (including all annuity contracts, insurance contracts, and other funding instruments), the most current determination letter issued by the Internal Revenue Service, and Form 5500 Annual Reports (including all schedules and attachments) for the three most recent plan years have been delivered to EQBK and are included and specifically identified in Confidential Schedule 3.28(a). No unwritten amendment exists with respect to any written Employee Plan.

(b) Except as set forth on Confidential Schedule 3.28(b) no Employee Plan is a defined benefit plan within the meaning of ERISA §3(35) or is otherwise subject to ERISA Title IV, and neither Community nor any of its Subsidiaries has ever sponsored or otherwise maintained such a plan.

(c) Except as set forth on Confidential Schedule 3.28(c), to Community’s Knowledge, there have been no prohibited transactions (as defined in Code §4975(c)(1)), breaches of fiduciary duty or any other breaches or violations of any Law applicable to the Employee Plans that would directly or indirectly subject Community, any of its Subsidiaries or any Employee Plan to any taxes, penalties, or other liabilities (including any liability arising from any indemnification agreement or policy), except to the extent that Community, any of its Subsidiaries or any Employee Plan sponsored by Community or any of its Subsidiaries is involved in such transaction or breach. Each Employee Plan that is intended to be qualified under Code §401(a) has a current favorable determination or opinion letter and has no obligation to adopt any amendments for which the remedial amendment period under Code §401(b) has expired and Community is not aware of any circumstances likely to result in revocation of any such favorable determination or opinion letter. Each such Employee Plan is so qualified and has been operated in material compliance with applicable Law and its terms, any related trust is exempt from federal income tax under Code §501(a) and no event has occurred that will or reasonably could result in the loss of such tax exemption or to liability for any tax under Code §511. There are no pending claims, lawsuits or actions relating to any Employee Plan (other than ordinary course claims for benefits) and, to Community’s Knowledge, none are threatened, except to the extent that Community, any of its Subsidiaries, or any Employee Plan sponsored by Community or any of its Subsidiaries is involved in such transaction. No written or oral representations have been made by or on behalf of Community or any of its Subsidiaries to any employee or former employee of Community or any of its Subsidiaries promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage or any other welfare benefit (as defined in ERISA §3(1)) for any period of time beyond the end of the current plan year (except to the extent of coverage required under Code §4980B). Except as identified on Confidential Schedule 3.28(c), the completion of the transactions contemplated by this Agreement will not cause a termination or partial termination, or otherwise accelerate the time of payment, exercise, or vesting, or increase the amount of compensation due to any current or former employee, officer or director of Community or any of its Subsidiaries except as expressly contemplated by this Agreement. Except as identified on Confidential Schedule 3.28(c), there are no surrender charges, penalties, or other costs or fees that would be imposed by any person against Community or any of its Subsidiaries, an Employee Plan, or any other person, including an Employee Plan participant or beneficiary, as a result of the hypothetical liquidation as of the Closing Date of any insurance, annuity, or investment contracts or any other similar investment held by any Employee Plan.

(d) The execution, delivery and performance by Community of its obligations under the transactions contemplated by this Agreement and/or the approval of Community’s stockholders of the Merger (whether alone or in connection with any subsequent event(s)), will not result in any payments or benefits which would not be deductible pursuant to Code §280G.

(e) All contributions to any Employee Plan (including, without limitation, all employer contributions, employee salary reduction contributions and all premiums or other payments (other than claims)) that are due and payable by Community or any of its Subsidiaries on or before the Closing Date have been timely paid (including permissible extensions) to or made with respect to each Employee Plan and, to the extent not presently payable, appropriate reserves have been established for the payment and properly accrued in accordance with GAAP.

(f) No participant or beneficiary of a participant has been denied any benefit due or to become due under any Employee Plan. To Community’s Knowledge, no person has been misled as to his or her rights under any Employee Plan. All obligations required to be performed by Community and any of its Subsidiaries under any Employee Plan have been performed in all material respects and neither Community nor any of its Subsidiaries is in default under or in violation of any provision of any Employee Plan in any material respect. To Community’s Knowledge, no event has occurred that would constitute grounds for an enforcement action by any party against Community, any of its Subsidiaries or any fiduciary of any Employee Plan under part 5 of Title I of ERISA under any Employee Plan.

(g) With respect to each “employee benefit plan” (as defined in ERISA) maintained or contributed to or required to be contributed to, currently or within the last six years, by any corporation or trade or business, the employees of which, together with the employees of Community and each of its Subsidiaries, are required to be treated as employed by a single employer under any of the rules contained in ERISA or Code §414 (the “Controlled Group Plans”):

(i) All Controlled Group Plans that are “group health plans” (as defined in Code §5000(b)(1) and ERISA §733(a)) have been operated in a manner so as to not subject Community or any of its Subsidiaries to any liability under Code §4980B or §4980D;

(ii) Except as set forth on Confidential Schedule 3.28(f), there is no Controlled Group Plan that is a “multiple employer plan” or “multiemployer plan” (as either such term is defined in ERISA), nor has there been any such plan under which Community or any of its Subsidiaries had any liability in the last 5 years (or would have had liability if notice had been given); and

(iii) Except as set forth on Confidential Schedule 3.27) or Confidential Schedule 3.28(f), each Employee Plan that provides for health, dental, vision, life, disability or similar coverage is covered by one or more third-party insurance policies and neither Community nor any of its Subsidiaries is liable for self-insuring any such claims.

Each such Controlled Group Plan is included in the listing of Employee Plans on Confidential Schedule 3.28(a).

(h) Except as set forth on Confidential Schedule 3.28(h), all Employee Plan documents, annual reports or returns, audited, compiled or unaudited financial statements, actuarial valuations, summary annual reports, and summary plan descriptions issued with respect to the Employee Plans are correct, complete, and current in all material respects, have been timely filed (including permissible extensions) or distributed to the extent required by Law.

(i) Except as set forth on Confidential Schedule 3.28(i), no Employee Plan holds any stock or other securities of Community or any of its Subsidiaries or provides the opportunity for the grant, purchase or contribution of any such security.

(j) Except as provided in Confidential Schedule 3.28(j), Community or any of its Subsidiaries may, at any time amend or terminate any Employee Plan that it sponsors or maintains and may withdraw from any Employee Plan to which it contributes (but does not sponsor or maintain), without obtaining the consent of any third party, other than an insurance company in the case of any benefit underwritten by an insurance company, and without incurring liability except for unpaid premiums or contributions due for the pay period that includes the effective date of such amendment, withdrawal or termination and for customary termination expenses.

(k) Except as provided in Confidential Schedule 3.28(k), each Employee Plan that is a “nonqualified deferred compensation plan” within the meaning of Code §409A(d)(1) (a “Nonqualified Deferred Compensation Plan”) subject to Code §409A has (i) been maintained and operated since January 1, 2005 (or, if later, from its inception) in good faith compliance with Code §409A of the Code and all applicable IRS regulations promulgated thereunder and, as to any such plan in existence prior to January 1, 2005, has not been “materially modified” (within the meaning of IRS Notice 2005-1) at any time after October 3, 2004, or has been amended in a manner that conforms with the requirements of Code §409A, and (ii) since January 1, 2011, been materially in documentary and operational compliance with Code §409A and all applicable IRS guidance promulgated thereunder. Except as provided in Confidential Schedule 3.28(k), no additional tax under Code §409A(a)(1)(B) has been or is reasonably expected to be incurred by a participant in any such Employee Plan or other contract, plan, program, agreement, or arrangement. Neither Community nor any of its Subsidiaries is a party to, or otherwise obligated under, any contract, agreement, plan or arrangement that provides for the gross-up of taxes imposed by Code §409A(a)(1)(B). No currently outstanding stock option or other right to acquire Community Stock or other equity security of Community or any of its any of its Subsidiaries under any Employee Plan, or the payment of cash based on the value thereof, (A) has, as to any employee of Community or any of its Subsidiaries, an exercise price that was less than the fair market value of the underlying equity security as of the date such stock option or right was granted, as determined by Community in good faith and in compliance with the relevant IRS guidance in effect on the date of grant (including, IRS Notice 2005-1 and § 1.409A-1 (b)(5)(iv) of the Treasury regulations), (B) has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option or right, or (C) has been granted after December 31, 2004, with respect to any class of stock of Community or any of its Subsidiaries that is not “service recipient stock” (within the meaning of applicable regulations under Code §409A).

Section 3.29 Obligations to Employees. All accrued obligations and liabilities of Community, each of its Subsidiaries and all Employee Plans, for payments to trusts (including grantor trusts) or other funds, to any government agency or authority, or to any present or former director, officer, employee or agent (or his or her heirs, legatees or legal representatives) with respect to any of the matters listed below have been timely paid (including permissible extensions) to the extent required by applicable Law or the terms of such plan, contract program, policy, or other governing instruments: (a) federal, state, and local withholding and employment taxes and unemployment compensation and (b) Employee Plans. To the extent that payment of any obligation or liability under any of the foregoing is not currently required, adequate actuarial accruals and reserves for such payments have been and are being made by Community or its Subsidiaries according to GAAP. All accruals and reserves referred to in this Section are correctly and accurately reflected and accounted for in the Community Financial Statements in accordance with GAAP.

Section 3.30 Interest Rate Risk Management Instruments. Other than loan products that provide for interest rate caps or floors, neither Community nor any of its Subsidiaries has any interest rate swaps, caps, floors and option agreements and other interest rate risk management arrangements, whether entered into for the account of Community or any of its Subsidiaries or for the account of a customer of Community or any of its Subsidiaries.

Section 3.31 Internal Controls. Community and each of its Subsidiaries maintains accurate books and records reflecting its assets and liabilities and maintains adequate internal accounting controls that are designed to provide assurance that (a) transactions are executed with management’s authorization; (b) transactions are recorded as necessary to permit preparation of the consolidated financial statements of Community and to maintain accountability for Community’s and its Subsidiaries’ assets; (c) access to Community’s and its Subsidiaries’ assets is permitted only in accordance with management’s authorization; (d) the reporting of Community’s and its Subsidiaries’ assets is compared with existing assets at regular intervals; and (e) extensions of credit and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Except as set forth on Confidential Schedule 3.31, none of Community’s or any of its Subsidiaries’ systems, controls, data or information are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Community, any of its Subsidiaries or their accountants.

Section 3.32 Community Reinvestment Act. The Bank is in compliance with the Community Reinvestment Act (the “CRA”) and all regulations issued thereunder, and Community has supplied EQBK with copies of the Bank’s current CRA Statement, all support papers therefor, all letters and written comments received by it since January 1, 2010, pertaining thereto and any responses by the Bank to those letters and comments. The Bank has a rating of not less than “satisfactory” as of its most recent CRA compliance examination and Community has no Knowledge of any reason why the Bank would not receive a rating of “satisfactory” or better in its next CRA compliance examination or why the FDIC or any other Governmental Entity may seek to restrain, delay or prohibit the transactions contemplated hereby as a result of any act or omission of the Bank under the CRA.

Section 3.33 Fair Housing Act, Home Mortgage Disclosure Act, Real Estate Settlement Procedures Act and Equal Credit Opportunity Act. The Bank is in material compliance with the Fair Housing Act, the Home Mortgage Disclosure Act, the Real Estate Settlement Procedures Act and the Equal Credit Opportunity Act and all regulations issued thereunder. The Bank has not received any notice of any violation of those acts or any of the regulations issued thereunder, and the Bank has not received any notice of, nor does Community have any Knowledge of, any threatened administrative inquiry, proceeding or investigation with respect to the Bank’s non-compliance with such acts.

Section 3.34 Usury Laws and Other Consumer Compliance Laws. All loans of the Bank have been made in accordance with all applicable statutes and regulatory requirements at the time of such loan or any renewal thereof, including without limitation, the Arkansas usury statutes as they are currently interpreted, Regulation Z issued by the Federal Reserve, the Federal Consumer Credit Protection Act and all statutes and regulations governing the operation of banks chartered under the Laws of the State of Arkansas. Each loan on the books of the Bank was made in the ordinary course of business.

Section 3.35 Bank Secrecy Act, Foreign Corrupt Practices Act and U.S.A. Patriot Act. Community and the Bank are in compliance with the Bank Secrecy Act, the United States Foreign Corrupt Practices Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act, otherwise known as the U.S.A. Patriot Act, and all regulations issued thereunder, and the Bank has properly certified all foreign deposit accounts and has made all necessary tax withholdings on all of its deposit accounts; furthermore, the Bank has timely and properly filed and maintained all requisite Currency Transaction Reports and other related forms, including any requisite Custom Reports required by any agency of the United States Treasury Department, including the IRS. The Bank has timely filed all Suspicious Activity Reports with the Financial Institutions - Financial Crimes Enforcement Network (U.S. Department of the Treasury) required to be filed by it under the Laws referenced in this Section.

Section 3.36 Unfair, Deceptive or Abusive Acts or Practices. Neither Community nor any of its Subsidiaries has engaged in any unfair, deceptive or abusive acts or practices, as such terms are defined under §1031 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). There are no allegations, claims or disputes to which Community or any of its Subsidiaries is a party that allege, or to the Knowledge of Community, no Person has threatened to allege, that Community or any of its Subsidiaries has engaged in any unfair, deceptive or abusive acts or practices.

Section 3.37 Securities Not Publicly Traded. No security or interest in Community or any of its Subsidiaries is, or has been, publicly traded, quoted or traded on any security exchange, over-the-counter market or any interdealer quotation system including, without limitation, the New York Stock Exchange, Inc., The NASDAQ Stock Market LLC, the American Stock Exchange, Inc. or the Over-the-Counter Bulletin Board. Neither Community nor any of its Subsidiaries has ever filed a registration statement with the Securities and Exchange Commission (“SEC”) under the Securities Act or been required to file, or has voluntarily filed, periodic reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Neither Community nor any of its Subsidiaries has obtained a CUSIP number for any of its securities. The consummation of the transactions contemplated hereby will not require any notification or filing pursuant to Rule 10b-17 promulgated by the SEC or Rule 6490 promulgated by the Financial Industry Regulatory Authority.

Section 3.38 Joint Proxy Statement/Prospectus. None of the information supplied or to be supplied by Community or any of its Subsidiaries or any of its directors, officers, employees or agents for inclusion in the Joint Proxy Statement/Prospectus shall, at the date the Joint Proxy Statement/Prospectus is mailed to the stockholders of Community and, as the Joint Proxy Statement/Prospectus may be amended or supplemented, at the time of the Community Stockholders’ Meeting or the EQBK Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact with respect to Community or any of its Subsidiaries necessary in order to make the statements therein with respect to Community and any of its Subsidiaries, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for either stockholders’ meeting. All documents that Community is responsible for filing with any Regulatory Agency in connection with the Merger shall comply with respect to Community and each of its Subsidiaries with the provisions of applicable Law.

Section 3.39 Agreements Between Community and its Subsidiaries; Claims. Except as set forth on Confidential Schedule 3.39, there are no written or oral agreements or understandings between Community and any of its Subsidiaries. All past courses of dealings between Community and each of its Subsidiaries have been conducted in the ordinary course of business, on arms-length terms consistent with applicable Law and prudent business practices. Community has no Knowledge of any Claims that Community has against any of its Subsidiaries or of any facts or circumstances that would give rise to any such Claim.

Section 3.40 Representations Not Misleading. No representation or warranty by Community contained in this Agreement, nor any written statement, exhibit or schedule furnished to EQBK by Community under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading and such representations and warranties would continue to be true and correct following disclosure to any Governmental Entity having jurisdiction over Community or its properties of the facts and circumstances upon which they were based.

Section 3.41 State Takeover Laws. The Community Board has approved this Agreement and the transactions contemplated hereby as required to render inapplicable to such agreements and transactions any applicable provisions of the takeover Laws of any state, including any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law.

Section 3.42 Opinion of Financial Advisor. Prior to the execution of this Agreement, the Community Board has received an opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) from Stephens Inc., to the effect that, as of the date thereof, and based upon and subject to the factors, assumptions and limitations set forth therein, the Merger Consideration pursuant to this Agreement is fair, from a financial point of view, to the holders of Community Stock. Such opinion has not been amended or rescinded in any material respect as of the date of this Agreement.

Section 3.43 No Other Representations or Warranties. Except as expressly set forth in this Agreement, none of Community, its Subsidiaries or any other Person is making or has made, and none of them shall have liability in respect of, any written or oral representation or warranty, express or implied, at Law, in equity or otherwise, with respect to Community or any of its Subsidiaries or otherwise, and whether express or implied, at Law, in equity or otherwise, in respect of this Agreement or the transactions contemplated thereby, or in respect of any other matter whatsoever.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF EQBK

Except as disclosed in the disclosure schedules delivered by EQBK to Community prior to the execution hereof (the “EQBK Disclosure Schedules”); provided, that (a) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect, (b) the mere inclusion of an item in the EQBK Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by EQBK that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Change, and (c) any disclosures made with respect to a section of this Article IV shall be deemed to qualify (1) any other section of this Article IV specifically referenced or cross-referenced and (2) other sections of this Article IV to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections, EQBK hereby represents and warrants to Community as follows:

Section 4.01 Organization and Qualification.

(a) EQBK is a corporation, duly organized, validly existing and in good standing under all Laws of the State of Kansas and is a bank holding company registered under the BHCA. EQBK has the corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement. True and complete copies of the articles of incorporation and bylaws of EQBK, as amended to date, certified by the Secretary of EQBK, have been made available to Community.

(b) Equity Bank is a Kansas state bank, duly organized and validly existing under the Laws of the State of Kansas and in good standing under all Laws of the State of Kansas. Equity Bank has the corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and to carry on the business and activities now conducted by it. True and complete copies of the articles of incorporation and bylaws of Equity Bank, as amended to date, certified by the Secretary or Cashier of Equity Bank have been made available to Community. Equity Bank is an insured bank as defined in the FDIA.

Section 4.02 Authority; Execution and Delivery. EQBK has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly approved by the EQBK Board. The EQBK Board has determined that the Merger, on the terms and conditions set forth in this Agreement, is in the best interests of EQBK and its stockholders and has directed that this Agreement and the transactions contemplated hereby be submitted to EQBK’s stockholders for adoption at a meeting of such stockholders and has adopted a resolution to the foregoing effect. EQBK has taken all action necessary to authorize the execution, delivery and (provided the required regulatory and stockholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party. This Agreement has been, and the other agreements and documents contemplated hereby, have been or at Closing will be, duly executed by EQBK, and each constitutes the legal, valid and binding obligation of EQBK, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by the Bankruptcy Exception.

Section 4.03 Capitalization.

(a) The entire authorized capital stock of EQBK consists solely of (i) 45,000,000 shares of EQBK Class A Stock, of which 7,321,984 shares are issued and outstanding, as of July 11, 2016, (ii) 5,000,000 shares of EQBK Class B Stock, of which 897,431 shares are issued and outstanding, as of July 11, 2016, and (iii) 10,000,000 shares of EQBK preferred stock, none of which are issued and outstanding.

(b) At the Effective Time, the shares of EQBK Class A Stock issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive rights or any applicable federal or state securities Laws, and will not be subject to any restrictions on transfer arising under the Securities Act, except for shares issued to any stockholder of Community who may be deemed to be an “affiliate” (under the Exchange Act) of EQBK after completion of the Merger.

Section 4.04 SEC Filings; Financial Statements.

(a) EQBK has filed and made available to Community all forms, reports, and documents required to be filed by EQBK with the SEC in connection with or since its initial public offering (collectively, the “EQBK SEC Reports”). The EQBK SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such EQBK SEC Reports or necessary in order to make the statements in such EQBK SEC Reports, in light of the circumstances under which they were made, not misleading. Except for any Subsidiaries of EQBK that are registered as a broker, dealer or investment advisor or filings required due to fiduciary holdings of such Subsidiaries of EQBK, no Subsidiary of EQBK is required to file any forms, reports or other documents with the SEC.

(b) The financial statements of EQBK contained in the EQBK SEC Reports, including any EQBK SEC Reports filed after the date of this Agreement until the Effective Time, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and fairly presented or will fairly present the consolidated financial position of EQBK and its Subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

(c) EQBK’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all material information (both financial and non-financial) required to be disclosed by EQBK in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to EQBK’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of EQBK required under the Exchange Act with respect to such reports. EQBK has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to EQBK’s auditors and the audit committee of the board of directors of EQBK (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that could adversely affect in any material respect EQBK’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in EQBK’s internal controls over financial reporting.

(d) Each of the principal executive officer and the principal financial officer of EQBK (or each former principal executive officer and each former principal financial officer of EQBK, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the SOA with respect to the EQBK SEC Reports, and the statements contained in such certifications are true and accurate in all material respects. Neither EQBK nor any of its Subsidiaries has outstanding (nor has arranged or modified since the enactment of the SOA) any “extensions of credit” (within the meaning of Section 402 of the SOA) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of EQBK or any of its Subsidiaries. EQBK is otherwise in compliance with all applicable provisions of the SOA, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Change.

(e) The books and records kept by EQBK and its Subsidiaries are in all material respects complete and accurate and have been maintained in the ordinary course of business and in accordance with applicable Law and accounting requirements. The financial statements of EQBK included in the EQBK SEC Reports have been prepared from, and are in accordance with, the books and records of EQBK and its Subsidiaries.

(f) Neither EQBK nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement (including any contract or arrangement relating to any transaction or relationship between or among EQBK and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangement”), where the result, purpose or intended effect of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, EQBK or any of its Subsidiaries in EQBK’s or such Subsidiary’s financial statements.

Section 4.05 Compliance with Laws, Permits and Instruments.

(a) Except as set forth on Confidential Schedule 4.05 or in the EQBK SEC Reports, each of EQBK and Equity Bank holds all material licenses, registrations, franchises, permits and authorizations necessary for the lawful conduct of its business and is not in violation of any applicable Law or Order of any Governmental Entity, which is reasonably likely to result in a Material Adverse Change as to EQBK, individually or in the aggregate, or to the Knowledge of EQBK is reasonably likely to materially and adversely affect, prevent or delay the obtaining of any regulatory approval for the consummation of the transactions contemplated by this Agreement.

(b) Except as set forth on Confidential Schedule 4.05 or in the EQBK SEC Reports, each of EQBK and Equity Bank has in all material respects performed and abided by all obligations required to be performed by it to the date hereof, and has complied with, and is in compliance with, and is not in default (or with the giving of notice or the passage of time shall be in default) under, or in violation of, (i) any provision of the articles of incorporation or bylaws of EQBK or Equity Bank or other governing documents of EQBK or Equity Bank, as applicable (collectively, the “EQBK Constituent Documents”), (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to EQBK or any Subsidiary of EQBK, or their respective assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree or award of any Governmental Entity applicable in any material respect to EQBK or any Subsidiary of EQBK or their respective assets, operations, properties or businesses now conducted or heretofore conducted.

(c) Except as set forth on Confidential Schedule 4.05 or in the EQBK SEC Reports, the execution, delivery and (provided the required regulatory and stockholder approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, and the completion of the transactions contemplated hereby and thereby will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) the EQBK Constituent Documents, (ii) any material mortgage, indenture, lease, contract, agreement or other instrument applicable to EQBK or any Subsidiary of EQBK, or their respective assets, operations, properties or businesses or (iii) any material permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, statute, Law, ordinance, rule or regulation applicable to EQBK or any Subsidiary of EQBK or their respective assets, operations, properties or businesses.

Section 4.06 Undisclosed Liabilities. EQBK has no liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any employee benefit plan maintained by EQBK or liabilities for federal, state or local taxes or assessments) that are not reflected in or disclosed in the EQBK SEC Reports, except (a) those liabilities and expenses incurred in the ordinary course of business and consistent with past business practices since the date of the EQBK SEC Reports or (b) that are not, individually or in the aggregate, material to EQBK.

Section 4.07 Litigation.

(a) Except as set forth on Confidential Schedule 4.07 or in the EQBK SEC Reports, neither EQBK nor Equity Bank is a party to any, and there are no pending or, to the Knowledge of EQBK, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against EQBK or Equity Bank which are reasonably likely, individually or in the aggregate, to result in a Material Adverse Change as to EQBK or Equity Bank, nor, to the Knowledge of EQBK, is there any basis for any proceeding, claim or any action against EQBK or Equity Bank that would be reasonably likely, individually or in the aggregate, to result in a Material Adverse Change as to EQBK or Equity Bank. There is no Order imposed upon EQBK or Equity Bank or the assets or property of EQBK or Equity Bank that has resulted in, or is reasonably likely to result in, a Material Adverse Change as to EQBK or Equity Bank.

(b) No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the best Knowledge of EQBK, threatened against EQBK or Equity Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby or any actions taken or to be taken by EQBK pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

Section 4.08 Consents and Approvals. Except for (a) the filing of applications, filings and notices, as applicable, with the NASDAQ, (b) the filing of applications, filings and notices, as applicable, with the Federal Reserve under the BHCA and approval of such applications, filings and notices, (c) the filings of applications, filings and notices, as applicable, with the FDIC, and approval of such applications, filings and notices, (d) the filing of applications, filings and notices, as applicable, with the OSBC in connection with the Bank Merger, and approval of such applications, filings and notices, (e) the filing with the SEC of (i) any filings under applicable requirements of the Exchange Act, including the filing of the Joint Proxy Statement/Prospectus and (ii) the Form S-4 and declaration of effectiveness of the Form S-4, (f) the filing of the certificates of merger with the Kansas Secretary of State pursuant to the requirements of the KGCC and the Arkansas Secretary of State pursuant to the requirements of the ABCA, and (g) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” Laws of various states in connection with the issuance of shares of EQBK Class A Stock pursuant to this Agreement and the approval of the listing of such EQBK Class A Stock on the NASDAQ, no consents, Orders or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (A) the execution and delivery by EQBK of this Agreement or (B) the consummation by EQBK of the transactions contemplated by this Agreement. As of the date of this Agreement, EQBK knows of no reason why all regulatory approvals from any Governmental Entity or Regulatory Agency required for the consummation of the transactions contemplated hereby should not be obtained on a timely basis and EQBK has no Knowledge of any fact or circumstance that would materially delay receipt of any such required regulatory approval.

Section 4.09 Regulatory Compliance.

(a) Except as set forth on Confidential Schedule 4.09 or in the EQBK SEC Reports, EQBK is not subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil penalty by, or is a recipient of a supervisory letter from, or has adopted any board resolutions at the request or suggestion of any Regulatory Agency or other Governmental Entity that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business. Except as set forth on Confidential Schedule 4.09 or in the EQBK SEC Reports, there is no unresolved violation, criticism or exception by any Regulatory Agency or other Governmental Entity with respect to any report or statement relating to any examinations of EQBK or Equity Bank. EQBK is “well-capitalized” (as that term is defined in 12 C.F.R. § 225.2(r)) and “well managed” (as that term is defined is 12 C.F.R. § 225.2(s)). Equity Bank is an “eligible bank” (as that term is defined in 12 C.F.R. § 303.2(r). Notwithstanding the foregoing, neither party shall be required to take any action under this Agreement that would cause such party to violate 12 C.F.R. §309.6.

(b) All material reports, records, registrations, statements, notices and other documents or information required to be filed by EQBK with any Regulatory Agency, have been duly and timely filed and all information and data contained in such reports, records or other documents are substantially true, accurate, correct and complete.

Section 4.10 Joint Proxy Statement/Prospectus. None of the information supplied or to be supplied by EQBK or any of its directors, officers, employees or agents for inclusion in the Joint Proxy Statement/Prospectus shall, at the date the Joint Proxy Statement/Prospectus is mailed to the stockholders of Community or EQBK and, as the Joint Proxy Statement/Prospectus may be amended or supplemented, at the time of the Community Stockholders’ Meeting or the EQBK Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact with respect to EQBK or any Subsidiary of EQBK necessary in order to make the statements therein with respect to EQBK or any Subsidiary of EQBK, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for either stockholders’ meeting. All documents that EQBK is responsible for filing with any Regulatory Agency in connection with the Merger shall comply with respect to EQBK in all material respects with the provisions of applicable Law.

Section 4.11 Absence of Certain Changes. Except as disclosed in the EQBK SEC Reports, (a) EQBK has conducted its business in the ordinary course (excluding the incurrence of expenses related to this Agreement and the transactions contemplated hereby), and (b) no event has occurred or circumstance arisen that, individually or in the aggregate, had or is reasonably likely to have, a Material Adverse Change on EQBK or Equity Bank.

Section 4.12 EQBK Disclosure Controls and Procedures. Except as set forth on Confidential Schedule 4.12 or in the EQBK SEC Reports, none of EQBK’s records, systems, controls, data or information, are recorded, stored, maintained and operated wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of EQBK or its accountants.

Section 4.13 Securities and Exchange Commission Reporting Obligations. Except as set forth on Confidential Schedule 4.13 or in the EQBK SEC Reports, EQBK has timely filed all material reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with the SEC pursuant to the Exchange Act since the date of its initial public offering. As of their respective dates, each of such reports and statements, (or if amended, as of the date so amended), were true and correct and complied in all material respects with the relevant statutes, rules and regulations enforced or promulgated by the SEC and such reports did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.14 Representations Not Misleading. No representation or warranty by EQBK contained in this Agreement, nor any written statement, exhibit or schedule furnished to Community by EQBK under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading and such representations and warranties would continue to be true and correct following disclosure to any Governmental Entity having jurisdiction over EQBK or their properties of the facts and circumstances upon which they were based.

Section 4.15 Opinion of Financial Advisor. Prior to the execution of this Agreement, the EQBK Board has received an opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) of Keefe, Bruyette & Woods, Inc. to the effect that as of the date thereof and based upon and subject to the factors, assumptions, and limitations set forth therein, the Merger Consideration payable pursuant to this Agreement is fair from a financial point of view to EQBK. Such opinion has not been amended or rescinded in any material respect as of the date of this Agreement.

Section 4.16 No Other Representations or Warranties. Except as expressly set forth in this Agreement, none of EQBK, its Subsidiaries or any other Person is making or has made, and none of them shall have liability in respect of, any written or oral representation or warranty, express or implied, at Law, in equity or otherwise, with respect to EQBK or any of its Subsidiaries or otherwise, and whether express or implied, at Law, in equity or otherwise, in respect of this Agreement or the transactions contemplated thereby, or in respect of any other matter whatsoever.

Section 4.17 Taxes. EQBK has no Knowledge of any facts or circumstances that could reasonably prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

ARTICLE V

COVENANTS OF COMMUNITY

Section 5.01 Commercially Reasonable Efforts. Community will use commercially reasonable efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to cause the completion of the transactions contemplated hereby in accordance with this Agreement.

Section 5.02 Community Stockholders’ Meeting. Community, acting through the Community Board, shall, in accordance with applicable Law:

(a) duly call, give notice of, convene and hold the Community Stockholders’ Meeting as soon as practicable after the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) become effective with the SEC for the purpose of approving and adopting this Agreement, the Merger, and the transactions contemplated hereby;

(b) require no greater than the minimum vote of the capital stock of Community required by applicable Law in order to approve this Agreement, the Merger and the transactions contemplated hereby;

(c) include in the Joint Proxy Statement/Prospectus the recommendation of the Community Board that the stockholders of Community vote in favor of the approval and adoption of this Agreement, the Merger and the transactions contemplated hereby; and

(d) cause the Joint Proxy Statement/Prospectus to be mailed to the stockholders of Community as soon as practicable after the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) become effective with the SEC, and use its commercially reasonable efforts to obtain the approval and adoption of this Agreement, the Merger and the transactions contemplated hereby by stockholders holding at least the minimum number of shares of Community Stock entitled to vote at the Community Stockholders’ Meeting necessary to approve the foregoing under applicable Law. The letters to stockholders, notices of meeting, joint proxy statement of Community and EQBK and forms of proxy to be distributed to Community’s and EQBK’s stockholders in connection with the Merger and this Agreement shall be in form and substance reasonably satisfactory to EQBK and are collectively referred to herein as the “Joint Proxy Statement/Prospectus”.

Section 5.03 Information Furnished by Community. Community shall promptly following receipt of a written request from EQBK furnish or cause to be furnished to EQBK, all information concerning Community, including but not limited to financial statements, required for inclusion in any statement or application made or filed by EQBK to any governmental body in connection with the transactions contemplated by this Agreement or in connection with any unrelated transactions during the pendency of this Agreement. Community represents and warrants that all information so furnished shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. Community shall otherwise fully cooperate with EQBK in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

Section 5.04 Required Acts. Between the date of this Agreement and the Closing, Community will, and will cause of each of its Subsidiaries including the Bank to, unless otherwise permitted in writing by EQBK:

(a) operate (including, without limitation, the making of, or agreeing to make, any loans or other extensions of credit) only in the ordinary course of business and consistent with past practices and safe and sound banking principles;

(b) except as required by prudent business practices, use all commercially reasonable efforts to preserve its business organization intact and to retain its present directors, officers, employees, key personnel and customers, depositors and goodwill and to maintain all assets owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

(c) perform all of its obligations under any material contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as Community or any of its Subsidiaries may in good faith reasonably dispute;

(d) use commercially reasonable efforts to maintain in full force and effect all insurance policies now in effect or renewals thereof and give all notices and present all claims under all insurance policies in due and timely fashion;

(e) timely file, subject to extensions, all reports required to be filed with any Governmental Entity and observe and conform, in all material respects, to all applicable Laws, except those being contested in good faith by appropriate proceedings;

(f) timely file, subject to extensions, all Tax Returns required to be filed by it and timely pay all Taxes that become due and payable, except those being contested in good faith by appropriate proceedings;

(g) promptly notify EQBK of any Tax proceeding or claim pending or threatened against or wish respect to Community or any of its Subsidiaries;

(h) withhold from each payment made to each of its employees, independent contractors, creditors and other third parties the amount of all Taxes required to be withheld therefrom and pay the same to the proper Governmental Entity when due;

(i) account for all transactions and prepare all financial statements in accordance with GAAP (unless otherwise instructed by RAP in which instance account for such transaction in accordance with RAP);

(j) promptly classify and charge off loans and make appropriate adjustments to loss reserves in accordance with the instructions to the Call Report and the Uniform Retail Credit Classification and Account Management Policy;

(k) maintain the allowance for loan losses account in an amount adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans and in compliance with applicable regulatory requirements and GAAP;

(l) pay or accrue all costs, expenses and other charges to be incurred in connection with the Merger, including, but not limited to, all legal fees, accounting fees, consulting fees and brokerage fees, prior to the Calculation Date; and

(m) ensure that all accruals for Taxes are accounted for in the ordinary course of business, consistent with past practices and in accordance with GAAP (unless otherwise instructed by RAP in which case such accrual will be accounted for in accordance with RAP).

Section 5.05 Prohibited Acts. Between the date of this Agreement and the Closing, Community will not, and will not permit any of its Subsidiaries including the Bank to, without the prior written consent of EQBK, except as set forth on Confidential Schedule 5.05:

(a) take or fail to take any action that would cause the representations and warranties made in Article III to be inaccurate at the time of the Closing or preclude Community from making such representations and warranties at the time of the Closing;

(b) other than with respect to the distribution of the White River equity interest (or any proceeds from the disposition thereof) or any other asset set forth on Confidential Schedule 5.23 in accordance with the terms of Section 5.23, merge into, consolidate with or sell its assets to any other Person or entity, change Community’s or any of its Subsidiaries’ articles of incorporation or bylaws, increase the number of shares of Community Stock (other than by exercise of a Community Option) or any of its Subsidiaries’ stock outstanding or increase the amount of the Bank’s surplus (as calculated in accordance with the instructions to the Call Report);

(c) except as explicitly permitted hereunder or in accordance with applicable Law or pursuant to a contract existing as of the date of this Agreement, engage in any transaction with any affiliated Person or allow such Persons to acquire any assets from Community or any of its Subsidiaries, except (i) in the form of wages, salaries, fees for services, reimbursement of expenses and benefits already granted or accrued under the Employee Plans currently in effect, or (ii) any deposit (in any amount) made by an officer, director or employee;

(d) other than with respect to the distribution of the White River equity interest (or any proceeds from the disposition thereof) in accordance with the terms of Section 5.23 and one-time payment of a regular annual dividend in February 2017 (to the extent that the Merger has not been completed by February 15, 2017) in an amount not to exceed $600,000 in the aggregate, declare, set aside or pay any dividends or make any other distribution to its stockholders (including any share dividend, dividends in kind or other distribution) whether in cash, shares or other property or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its capital shares or other securities;

(e) discharge or satisfy any Lien or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business consistent with past practices and except for liabilities incurred in connection with the transactions contemplated hereby;

(f) issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

(g) accelerate the vesting of pension or other benefits in favor of employees of Community or any of its Subsidiaries except according to the Employee Plans or as otherwise contemplated by this Agreement or as required by applicable Law;

(h) acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors’ remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such Person);

(i) mortgage, pledge or subject to Lien any of its property, business or assets, tangible or intangible, except (i) Permitted Encumbrances and (ii) pledges of assets to secure public funds deposits;

(j) sell, transfer, lease to others or otherwise dispose of any of its assets, or cancel or compromise any debt or claim, or waive or release any right or claim of a market value in excess of $1,000; provided, however, that the foregoing shall not restrict Community from disposing of or distributing its interest in White River or the other assets set forth on Confidential Schedule 5.23 in accordance with the provisions of Section 5.23 of this Agreement;

(k) make any change in the rate or timing of payment of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its stockholders, directors, officers, employees or agents, other than periodic increases in compensation consistent with past practices, and bonuses, commissions, and incentives consistent with past and normal practices to its employees and officers;

(l) enter into any employment or consulting contract (other than as contemplated by the terms of the Employee Plans or this Agreement) or other agreement with any current or proposed director, officer or employee or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, phantom stock, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement for the benefit of its directors, employees or former employees, except as required by applicable Law or by this Agreement;

(m) make any capital expenditures or capital additions or betterments except for such capital expenditures or capital additions that are set forth in writing in the budget provided to EQBK or that are necessary to prevent substantial deterioration of the condition of a property;

(n) sell or dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

(o) make any, or acquiesce with any, change in any (i) credit underwriting standards or practices, including loan loss reserves, (ii) asset liability management techniques, (iii) accounting methods, principles or material practices, except as required by changes in GAAP as concurred in by Community’s independent auditors, or as required by any applicable Regulatory Agency, or (iv) tax election, change in taxable year, accounting methods for Tax purposes, amendment of a Tax Return, restriction on any assessment period relating to Taxes, settlement of any Tax claim or assessment relating to Community or any of its Subsidiaries, “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law), or surrender any claim to a refund;

(p) reduce the amount of the Bank’s allowance for loan losses except through charge offs;

(q) sell (but payment at maturity is not a sale) or purchase any investment securities, other than purchases of obligations of the U.S. Treasury (or any agency thereof) with a duration of four (4) years or less and an AA rating by at least one nationally recognized ratings agency;

(r) renewed, extended the maturity of, or altered any of the terms of any loan classified by Community as “intermediate,” “substandard,” and “problem” or other words of similar import; or

(s) enter into any acquisitions or leases of real property, including new leases and lease extensions.

Section 5.06 Access; Pre-Closing Investigation.

(a) Upon reasonable notice and subject to applicable Laws, Community will afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of EQBK full access to the properties, books, contracts and records of Community and each of its Subsidiaries, permit EQBK to make such inspections (including with regard to such properties physical inspection of the surface and subsurface thereof and any structure thereon pursuant to Section 5.12) as EQBK may require and furnish to EQBK during such period all such information concerning Community, each of its Subsidiaries and its affairs as EQBK may reasonably request, in order that EQBK may have full opportunity to make such reasonable investigation as it desires to make of the affairs of Community and each of its Subsidiaries, including access sufficient to verify the value of the assets and the liabilities of Community and each of its Subsidiaries and the satisfaction of the conditions precedent to EQBK’s obligations described in Article VIII of this Agreement. EQBK will use its commercially reasonable efforts not to disrupt the normal business operations of Community or any of its Subsidiaries. Community agrees at any time, and from time to time, to furnish to EQBK as soon as practicable, any additional information that EQBK may reasonably request. Neither Community nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Community’s or any of its Subsidiaries’ customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any Law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement.

(b) No investigation by either party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either party’s obligation to consummate the transactions contemplated by this Agreement.

Section 5.07 Additional Financial Statements. Community will promptly furnish EQBK with true and complete copies of (a) each Call Report prepared after the date of this Agreement as soon as such reports are made available to the FDIC, (b) the compiled consolidated balance sheet of Community as of June 30, 2016, the compiled consolidated statement of income and changes in stockholders’ equity of Community for the six months ended June 30, 2016, and the compiled consolidated statement of cash flows of Community for the six months ended June 30, 2016, as soon as each such compiled financial statement is made available to Community, and (c) unaudited month-end financial statements of Community.

Section 5.08 Untrue Representations. Community will promptly notify EQBK in writing if Community becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to EQBK or any representation or warranty made in or pursuant to this Agreement or that results in the failure of Community or any of its Subsidiaries to comply with any covenant, condition or agreement contained in this Agreement in all material respects.

Section 5.09 Litigation and Claims. Community will promptly notify EQBK in writing of any litigation, or of any claim, controversy or contingent liability that might be expected to become the subject of litigation, against Community or any of its Subsidiaries or affecting any of their properties, and Community will promptly notify EQBK of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the Knowledge of Community, threatened against Community or any of its Subsidiaries that questions or might question the validity of this Agreement or the agreements contemplated hereby or any actions taken or to be taken by Community or any of its Subsidiaries pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

Section 5.10 Material Adverse Changes. Community will promptly notify EQBK in writing if any change or development has occurred or, to the Knowledge of Community, been threatened (or any development has occurred or been threatened involving a prospective change) that (a) is reasonably likely to have, individually or in the aggregate, a Material Adverse Change on Community or any of its Subsidiaries, (b) would adversely affect, prevent or delay the obtaining of any regulatory approval for the completion of the transactions contemplated by this Agreement, or (c) would cause the conditions in Article VIII not to be satisfied.

Section 5.11 Consents and Approvals. Community will use its commercially reasonable efforts to obtain at the earliest practicable time all consents and approvals from third parties, including those listed on Confidential Schedule 2.02(i).

Section 5.12 Environmental Investigation.

(a) EQBK and its consultants, agents and representatives will have the right, to the same extent that Community has the right, if any, but not the obligation or responsibility, to inspect any Property, including conducting asbestos surveys and sampling, environmental assessments and investigations, and other environmental surveys and analyses (“Environmental Inspections”) at any time on or prior to the date that is forty-five (45) days after the date of this Agreement, except that Environmental Inspections shall not include destructive testing, or any sampling or investigation that could cause property damage or disturb soil, grading or landscaping (“Destructive Testing”). EQBK will notify Community prior to any physical inspections of the Property, and Community may place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation (“Secondary Investigation”) including, test borings, soil, water and other sampling is deemed desirable by EQBK, EQBK will (i) notify Community of any Property for which it intends to conduct such a Secondary Investigation and the reasons for such Secondary Investigation, and (ii) commence such Secondary Investigation, on or prior to the date that is seventy-five (75) days after the date of this Agreement. EQBK will give reasonable notice to Community of such Secondary Investigations, and Community may place reasonable time and place restrictions on such Secondary Investigations, except that Secondary Investigations which would include Destructive Testing may not be commenced without the prior written consent of Community, which shall not unreasonably withheld, which consent would contemplate reasonable conditions, including but not limited to, requirements that EQBK restore the Property to its original condition, indemnify and defend Community and its Subsidiaries from any and all claims and damages arising out of or relating to the Destructive Testing, and ensure that EQBK’s consultants and contractors performing the Destructive Testing maintain reasonable and adequate insurance.

(b) Community agrees to make available to EQBK and its consultants, agents and representatives all non-privileged documents and other material relating to environmental conditions of any Property including the results of other Environmental Inspections and surveys. Community also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with EQBK and will be entitled to certify the same in favor of EQBK and its consultants, agents and representatives and make all other data available to EQBK and its consultants, agents and representatives.

Section 5.13 Registration Statement and Joint Proxy Statement/Prospectus.

(a) Community agrees to cooperate and assist EQBK in (i) preparing a Registration Statement on Form S-4 (the “Registration Statement”), relating to the shares of EQBK Stock to be issued as part of the Merger Consideration provided for herein, and the Joint Proxy Statement/Prospectus, and (ii) filing the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) with the SEC, including furnishing to EQBK all information concerning Community and each of its Subsidiaries that EQBK may reasonably request in connection with preparation of such Registration Statement and Joint Proxy Statement/Prospectus. None of the information supplied or to be supplied by Community or any of its directors, officers, employees or agents for inclusion in the Registration Statement or the Joint Proxy Statement/Prospectus shall, at the date the Joint Proxy Statement/Prospectus is mailed to the stockholders of Community and, as the Registration Statement and the Joint Proxy Statement/Prospectus may be amended or supplemented, at the time of the Community Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact with respect to Community necessary in order to make the statements therein with respect to Community, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Community Stockholders’ Meeting. All documents that Community is responsible for filing with any Regulatory Agency in connection with the Merger shall comply with respect to Community in all material respects with the provisions of applicable Law.

(b) The Community Board has resolved to recommend to the Community stockholders that they approve this Agreement, the Merger and shall submit to its stockholders this Agreement and any other matters required to be approved by its stockholders in order to carry out the purposes of this Agreement. The Community Board shall (i) include in the Joint Proxy Statement/Prospectus the recommendation of the Community Board that the stockholders of Community vote in favor of this Agreement, the Merger and the transactions contemplated hereby, (ii) use its commercially reasonable efforts to obtain such stockholder approval of this Agreement, the Merger and the transactions contemplated hereby, (iii) perform such other acts as may reasonably be requested by EQBK to ensure that such stockholder approval of this Agreement, the Merger and the transactions contemplated hereby are obtained, and (iv) cause the Joint Proxy Statement/Prospectus to be mailed to the stockholders of Community as soon as practicable after the Registration Statement becomes effective with the SEC.

(c) If Community becomes aware prior to the Effective Time of any information that would cause any of the statements in the Joint Proxy Statement/Prospectus to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, Community shall promptly inform EQBK thereof and take the necessary steps to correct the Joint Proxy Statement/Prospectus.

Section 5.14 Benefit Plans.

(a) Community will take, and will cause each of its Subsidiaries to take, all action necessary to terminate any Employee Plan that is a Code section 401(a) qualified retirement plan (each a “Retirement Plan”) and related trust sponsored by Community or any of its Subsidiaries, effective no later than the date immediately before the Closing Date. Community will provide EQBK evidence or such other confirmation from Community which EQBK deems appropriate that (i) each such Retirement Plan has been terminated as set forth in this paragraph pursuant to duly authorized corporate action and (ii) at the request of EQBK, Community has submitted to the IRS an application for determination of the tax-qualified status of any qualified plan relating to its termination. Provided EQBK’s request to file an application for determination is given at least ninety (90) days prior to the Closing, such application will be filed on or before the Closing. Any costs incurred prior to the Closing related to the termination of each Retirement Plan shall be paid (including all related legal, administrative and other costs and expenses unless specifically set forth otherwise in this subsection) solely by Community and reflected in the calculation of Adjusted Equity. Costs related to termination shall not include any market value adjustments, surrender charges or similar costs associated with the termination of any investment contract pursuant to which a Retirement Plan’s assets are invested.

(b) At the direction of EQBK, Community will take, and will cause each of its Subsidiaries to take, all action necessary to terminate any Employee Plan that is an employee welfare benefit plan, as defined in ERISA § 3(1) (“Welfare Plan”), effective not later than immediately before the Closing. Community will provide EQBK evidence or such other confirmation from Community which EQBK deems appropriate that each such Welfare Plan has been terminated as set forth in this paragraph pursuant to duly authorized corporate action. Notwithstanding the foregoing, without the consent of EQBK, Community shall not take, or permit any of its Subsidiaries to take, any action to terminate any Welfare Plan that is a group medical plan.

Section 5.15 Termination of Data Processing/Technology Contracts. Community and each of its Subsidiaries will cooperate with EQBK in EQBK’s negotiation in good faith of a reasonable settlement of the termination of Community’s and each of its Subsidiaries’ data processing/technology contracts listed on Confidential Schedule 5.15 and Community and each of its Subsidiaries will take such actions as reasonably requested by EQBK in connection with the termination of such contracts, to ensure that if the Merger occurs, the data processing/technology contracts listed on Confidential Schedule 5.15 will be terminated after the consummation of the Merger on a date to be mutually agreed upon by EQBK and Community; provided, that, all costs, fees, expenses and penalties necessary to be paid by Community or any of its Subsidiaries in connection with the termination of such data processing and technology contracts to which Community is a party shall be accrued or paid by Community or any of its Subsidiaries on or prior to the Calculation Date in accordance with this Section 5.15 and shall be reflected in the calculation of Adjusted Equity. Such notice and actions by Community and each of its Subsidiaries will be in accordance with the terms of such data processing or technology contracts.

Section 5.16 Conforming Accounting Adjustments. Community and each of its Subsidiaries shall, if requested by EQBK, consistent with GAAP, immediately prior to Closing, make such accounting entries as EQBK may reasonably request in order to conform the accounting records of Community and each of its Subsidiaries to the accounting policies and practices of EQBK; provided, however, that no such adjustment shall (a) constitute or be deemed to be a breach, violation or failure to satisfy any representation, warranty, covenant, condition or other provision or constitute grounds for termination of this Agreement (except to the extent that a certain representation, warranty, covenant or other provision is breached and thus, requires the adjustment), (b) require any prior filing with any governmental agency or regulatory authority, (c) violate any Law, rule or regulation applicable to Community or any of its Subsidiaries, (d) adversely affect the calculation of Adjusted Equity, or (e) be an acknowledgment by Community (i) of any adverse circumstances for purposes of determining whether the conditions to EQBK’s obligations under this Agreement have been satisfied, (ii) that such adjustment is required for purposes of determining satisfaction of the condition to EQBK’s obligations under this Agreement set forth in Section 8.07 or (iii) that such adjustment has any bearing on the Merger Consideration.

Section 5.17 Regulatory and Other Approvals. Community, at its own expense, will promptly file or cause to be filed applications for all regulatory approvals required to be obtained by Community in connection with this Agreement and the other agreements contemplated hereby. Community will promptly furnish EQBK with copies of all such regulatory filings and all correspondence for which confidential treatment has not been requested. Community will use its commercially reasonable efforts to obtain all such regulatory approvals and any other approvals from third parties at the earliest practicable time.

Section 5.18 Tax Matters.

(a) All transfer, documentary, sales, use, stamp, registration and other such Taxes and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement, if any, shall be paid by the party liable for such Tax under Law when due, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, and, if required by applicable Law, the other party will, and will cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

(b) Community shall comply with the recordkeeping and information reporting requirements set forth in Treasury Regulation Section 1.368-3.

(c) Community shareholders, Community and EQBK further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

Section 5.19 Disclosure Schedules. At least ten (10) days prior to the Closing, Community agrees to provide EQBK with supplemental disclosure schedules reflecting any material changes thereto between the date of this Agreement and the Closing Date. Delivery of such supplemental disclosure schedules shall not cure a breach or modify a representation or warranty of this Agreement.

Section 5.20 Transition.

(a) (a) The senior officers of Community and the Bank agree to meet with senior officers of EQBK as reasonably requested by EQBK to review the financial and operational affairs of the Bank, and to the extent permitted by applicable Law, each of Community and the Bank agrees to give due consideration to EQBK’s input on such matters, consistent with this Section 5.20, with the understanding that EQBK shall in no event be permitted to exercise control of Community or the Bank prior to the Effective Time and, except as specifically provided under this Agreement, Community and the Bank shall have no obligation to act in accordance with EQBK’s input. Commencing after the date hereof and to the extent permitted by applicable Law, EQBK, Community and the Bank shall use their commercially reasonable efforts to plan the integration of Community and the Bank with the businesses of EQBK and their respective affiliates to be effective as much as practicable as of the Closing Date; provided, however, that in no event shall EQBK or its affiliates be entitled to control Community or the Bank prior to the Effective Time. Without limiting the generality of the foregoing, from the date hereof through the Effective Time and consistent with the performance of their day-to-day operations and the continuous operation of Community and the Bank in the ordinary course of business, Community’s and the Bank’s employees and officers shall use their commercially reasonable efforts to provide support, including support from Community’s and the Bank’s outside contractors, and to assist EQBK in performing all tasks, including, without limitation, equipment installation, reasonably required to result in a successful integration at the Closing. EQBK shall provide such assistance of its personnel as Community and the Bank shall request to permit Community and the Bank to comply with their obligations under this Section 5.20.

(b) From and after the date hereof, each of Community and the Bank shall use its commercially reasonable efforts, and shall use its commercially reasonable efforts to cause its agents to, permit EQBK to take all reasonable actions that EQBK deems necessary or appropriate, and to cooperate and to use its commercially reasonable efforts to cause its agents to cooperate in the taking of such actions, to enable EQBK, after the Closing, to satisfy the applicable obligations under §§302, 404 and 906 of the Sarbanes-Oxley Act of 2002 (the “SOA”) and the other requirements of the SOA with respect to Community and the Bank, including establishing and maintaining adequate disclosure controls and procedures and internal controls over financial reporting as such terms are defined in the SOA.

Section 5.21 Execution of Releases. Community shall cause the persons set forth on Confidential Schedule 8.06 to take such action as they are required to, in order to execute the releases as described in Section 8.06.

Section 5.22 No Solicitation.

(a) Subject to the provisions of this Section 5.22, Community will not, and will cause its Subsidiaries not to, and will cause Community’s and its Subsidiaries’ respective officers, directors, employees, Affiliates, agents and representatives not to, directly or indirectly, (i) initiate or solicit or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal or (ii) except as permitted below, (A) engage in negotiations or discussions with or provide any information or data to, any Person relating to an Acquisition Proposal, (B) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (C) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any Acquisition Proposal (other than a confidentiality agreement contemplated by Section 5.22(b)). Community shall, and shall cause each of its officers, directors, employees, Affiliates, agents and representatives to, (i) immediately cease any solicitations, discussions or negotiations with any Person (other than EQBK) conducted heretofore with respect to any Acquisition Proposal and promptly request return or destruction of confidential information related thereto, (ii) not terminate, waive, amend, release or modify any provision of any confidentiality or standstill agreement relating to any Acquisition Proposal to which it or any of its officers, directors, employees, Affiliates, agents and representatives is a party and (iii) use its commercially reasonable efforts to enforce any confidentiality or similar agreement relating to any Acquisition Proposal.

(b) Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the approval of the Community stockholders, in the event that Community receives a bona fide Acquisition Proposal that is not received in violation of this Section 5.22, Community and its Board may participate in discussions or negotiations with, or furnish any information to, any Person making such Acquisition Proposal and its agents and representatives or potential sources of debt financing that need to be involved in such discussion if Community’s Board determines in good faith, after consultation with its counsel and financial advisor, that such Person is reasonably likely to submit to Community a Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with the board of directors’ fiduciary duties; provided, however, that, prior to providing any nonpublic information to such Person or participating in discussions or negotiations with such Person, Community shall have entered into a confidentiality agreement with such Person on terms that are substantially similar to the confidentiality provisions of the Confidentiality Agreement and that any nonpublic information concerning Community and its Subsidiaries provided to such Person, to the extent not previously provided to EQBK, is promptly provided to EQBK. In addition, nothing herein shall restrict Community from complying with its disclosure obligations with regard to any Acquisition Proposal under applicable Law.

(c) Community will promptly (and in any event within 48 hours) notify EQBK of the receipt by Community of any Acquisition Proposal, which notice shall include the material terms of and identity of the Person(s) making such Acquisition Proposal. Community will (subject to the fiduciary duties of the board of directors) keep EQBK reasonably informed of the status and material terms and conditions of any such Acquisition Proposal and of any material amendments or proposed material amendments thereto and will promptly notify EQBK of any determination by Community’s Board that such Acquisition Proposal constitutes a Superior Proposal.

(d) Community’s Board may, at any time prior to obtaining the approval of the Community stockholders, (i) approve, endorse or recommend a Superior Proposal or enter into a definitive agreement with respect to a Superior Proposal or (ii) modify or amend in a manner adverse to EQBK or withdraw Community Recommendation ((i) or (ii) above being referred to as a “Change in Recommendation”), provided that (x) prior to such Change in Recommendation, Community’s Board shall determine, in good faith (after consultation with its counsel), that the failure to take such action would be to be inconsistent with the directors’ fiduciary duties under applicable Law and (y) such Change in Recommendation is in connection with a Superior Proposal or an Intervening Event and such Superior Proposal has been made and has not been withdrawn and continues to be a Superior Proposal after taking into account any action taken by EQBK pursuant to Section 5.22(e).

(e) Notwithstanding anything to the contrary contained in this Agreement, Community may not terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal unless (i) it notifies EQBK in writing of its intention to take such action at least five (5) Business Days prior to taking such action, specifying the material terms of any applicable Superior Proposal, identifying the Person(s) making such Superior Proposal and providing EQBK an unredacted copy of all of the agreements with the party making such Superior Proposal, (ii) EQBK does not make, after being provided with reasonable opportunity to negotiate with Community and its agents and representatives, within such five (5) Business Day period, irrevocable adjustments in the terms and conditions of this Agreement that Community’s Board determines, in good faith after consultation with its counsel and financial advisors, is at least as favorable to Community’s stockholders as such Superior Proposal and (iii) Community is not in material breach of this Section 5.22.

Section 5.23 Disposition of White River and Certain Other Assets. Community shall have arranged for the disposition or distribution of the equity securities of White River and the other assets set forth on Confidential Schedule 5.23 to be effective prior to or concurrently with the Closing of the Merger in accordance with the terms and conditions set forth on Confidential Schedule 5.23.

ARTICLE VI

COVENANTS OF EQBK

Section 6.01 Commercially Reasonable Efforts. EQBK shall use its respective commercially reasonable efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

Section 6.02 Regulatory Filings; Registration Statement.

(a) EQBK, at its own expense, with the cooperation of Community, at its own expense, shall promptly file or cause to be filed within thirty (30) days of the date of this Agreement applications for all regulatory approvals required to be obtained by EQBK or Equity Bank in connection with this Agreement and the transactions contemplated hereby, including but not limited to the necessary applications for the prior approval of the Merger by the Federal Reserve, the FDIC and the OSBC.

(b) EQBK shall reserve and make available for issuance in connection with the Merger, and in accordance with the terms of this Agreement, the shares of EQBK Stock for the Stock Consideration and shall, with the cooperation of Community and the Bank file with the SEC the Registration Statement, which Registration Statement will contain the Joint Proxy Statement/Prospectus, and EQBK shall use its commercially reasonable efforts to cause the Registration Statement to become effective. At the time the Registration Statement becomes effective, the Registration Statement shall comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder, and shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, and at the time of the mailing thereof to the Community stockholders at the time of the EQBK Stockholders’ Meeting and on the Effective Time, the Joint Proxy Statement/Prospectus included as part of the Registration Statement, as amended or supplemented by any amendment or supplement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading.

(c) EQBK shall timely file all documents required to obtain all necessary Blue Sky permits and approvals, if any, required to carry out the transactions contemplated by this Agreement, shall pay all expenses incident thereto and shall use its commercially reasonable efforts to obtain such permits and approvals on a timely basis.

(d) EQBK shall promptly and properly prepare and file any filings required under the Securities Act or Exchange Act, relating to the Merger and the transactions contemplated herein.

(e) EQBK shall keep Community reasonably informed as to the status of such applications and filings and shall notify it promptly of any developments that reasonably could significantly delay the completion of the Merger.

Section 6.03 EQBK Stockholders’ Meeting. EQBK, acting through the EQBK Board, shall, in accordance with applicable Law:

(a) duly call, give notice of, convene and hold the EQBK Stockholders’ Meeting as soon as practicable after the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) become effective with the SEC for the purpose of approving and adopting this Agreement, the Merger, and the transactions contemplated hereby;

(b) require no greater than the minimum vote of the capital stock of EQBK required by applicable Law in order to approve this Agreement, the Merger and the transactions contemplated hereby;

(c) include in the Joint Proxy Statement/Prospectus the recommendation of the EQBK Board that the stockholders of EQBK vote in favor of the approval and adoption of this Agreement, the Merger and the transactions contemplated hereby; and

(d) cause the Joint Proxy Statement/Prospectus to be mailed to the stockholders of EQBK as soon as practicable after the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) become effective with the SEC, and use its commercially reasonable efforts to obtain the approval and adoption of this Agreement, the Merger and the transactions contemplated hereby by stockholders holding at least the minimum number of shares of EQBK Class A Stock entitled to vote at the EQBK Stockholders’ Meeting necessary to approve the foregoing under applicable Law. The letter to stockholders, notice of meeting, Joint Proxy Statement/Prospectus of EQBK and form of proxy to be distributed to stockholders in connection with the Merger and this Agreement shall be in form and substance reasonably satisfactory to Community.

Section 6.04 Untrue Representations. EQBK shall promptly notify Community in writing if EQBK becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to Community or any representation or warranty made in or pursuant to this Agreement or that results in the failure of EQBK to comply with any covenant, condition or agreement contained in this Agreement in all material respects.

Section 6.05 Litigation and Claims. EQBK shall promptly notify Community of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the Knowledge of EQBK, threatened against EQBK or any Subsidiary of EQBK that questions or might question the validity of this Agreement or the agreements contemplated hereby, or any actions taken or to be taken by EQBK or any Subsidiary of EQBK pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

Section 6.06 Material Adverse Changes. EQBK shall promptly notify Community in writing if any change or development shall have occurred or, to the Knowledge of EQBK, been threatened (or any development shall have occurred or been threatened involving a prospective change) that (a) is reasonably likely to have, individually or in the aggregate, a Material Adverse Change on EQBK, (b) would adversely affect, prevent or delay the obtaining of any regulatory approval for the consummation of the transactions contemplated by this Agreement or (c) would cause the conditions in Article VII not to be satisfied.

Section 6.07 Consents and Approvals. EQBK will use its commercially reasonable efforts to obtain at the earliest practicable time all consents and approvals from third parties, including those listed on Confidential Schedule 2.03(f).

Section 6.08 Employee Matters.

(a) At the Effective Time, EQBK may, in its sole and absolute discretion, either discontinue the employment of one or more current employees of Community or any of its Subsidiaries (each a “Terminated Employee”), or continue the employment of one or more current employees of Community or any of its Subsidiaries (each a “Continuing Employee”). EQBK shall consult with the Chief Executive Officer of Community with respect to the termination of any such employees in connection with the Closing. Subject to the right of subsequent amendment, modification, replacement or termination in the sole discretion of EQBK, each Continuing Employee shall be entitled, as an employee of EQBK or its Subsidiaries, to participate in the employee benefit plans of EQBK provided to similarly situated employees of EQBK or its Subsidiaries, if such Continuing Employee shall be eligible and, if required by the terms of such plans, selected for participation therein under the terms thereof and makes any required contributions. All such participation shall be subject to such terms of such plans as may be in effect from time to time and this Section 6.08 is not intended to give any Continuing Employee any rights or privileges superior to those of other similarly situated employees of EQBK or its Subsidiaries. The provisions of this Section 6.08 shall not be deemed or construed so as to provide duplication of similar benefits but, subject to that qualification, EQBK shall, for purposes of vesting and any age or period of service requirements for commencement of participation with respect to any employee benefit plans in which a Continuing Employee may participate (excluding any defined benefit pension plan), credit each Continuing Employee with his or her term of service with Community or any of its Subsidiaries.

(b) Terminated Employees and Continuing Employees will be eligible to receive the severance set forth on Confidential Schedule 6.08, subject to the satisfaction of the terms and condition set forth on such schedule.

(c) If Continuing Employees become eligible to participate in a medical, dental or health plan of EQBK upon termination of any such analogous plan of Community or the Bank, EQBK shall use commercially reasonable efforts to cause each such plan of EQBK to (i) waive any preexisting condition limitations to the extent such conditions are covered under the applicable medical, health or dental plans of EQBK, and (ii) waive any waiting period limitation or evidence of insurability requirement which would otherwise be applicable to such Continuing Employee on or after the Effective Time, in each case to the extent such employee had satisfied any similar limitation or requirement under an analogous plan prior to the Effective Time for the plan year in which the Effective Time occurs.

(d) Nothing in this Agreement shall confer upon any employee, officer, director, independent contractor or consultant of Community or any of its Subsidiaries or Affiliates any right to continue in the employ or service of the Surviving Corporation, EQBK, or any Subsidiary or Affiliate thereof, or shall interfere with or restrict in any way the rights of the Surviving Corporation, Community, EQBK or any Subsidiary or Affiliate thereof to discharge or terminate the services of any employee, officer, director or consultant of Community or any of its Subsidiaries or Affiliates at any time for any reason whatsoever, with or without cause. Nothing in this Agreement shall be deemed to (i) establish, amend, or modify any Employee Plan or any other benefit or employment plan, program, agreement or arrangement, or (ii) alter or limit the ability of the Surviving Corporation or any of its Subsidiaries or Affiliates to amend, modify or terminate any particular Employee Plan or any other benefit or employment plan, program, agreement or arrangement after the Effective Time. Without limiting the generality of Section 10.19, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, including any current or former employee, officer, director, independent contractor or consultant (or any spouse or dependent of such individual) of Community or any of its Subsidiaries or Affiliates, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 6.09 Conduct of Business in the Ordinary Course. Except as specifically provided for in this Agreement, EQBK shall conduct its business in the ordinary course as heretofore conducted. For purposes of this Section 6.09, the ordinary course of business shall consist of the banking and related business as presently conducted by EQBK and its Subsidiaries, and engaging in acquisitions and assisting in the management of its Subsidiaries.

Section 6.10 Access to Properties and Records. To the extent permitted by applicable Law, and solely for the purposes of verifying the representations and warranties of EQBK and preparing for the Merger and the other matters contemplated by this Agreement, EQBK shall, and shall cause each of its Subsidiaries to, upon reasonable notice from Community to EQBK (a) afford the employees and officers and authorized representatives (including legal counsel, accountants and consultants) of Community, who enter into a non-disclosure agreement with EQBK in a form acceptable to EQBK, reasonable access to the properties, books and records of EQBK and its Subsidiaries during normal business hours in order that Community may have the opportunity to make such reasonable investigation of the affairs of EQBK and its Subsidiaries, and (b) furnish Community with such additional financial and operating data and other information as to the business and properties of EQBK as Community shall, from time to time, reasonably request. Community shall use commercially reasonable efforts to minimize any interference with EQBK’s business operations during any such access. Neither EQBK nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of EQBK’s customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any Law, Order, fiduciary duty or binding agreement entered into prior to the date of this Agreement.

Section 6.11 Nasdaq Listing. EQBK shall file all documents required to be filed to have the shares of EQBK Class A Stock to be issued pursuant to this Agreement included for listing on the Nasdaq Global Select Market and use its commercially reasonable efforts to affect said listing.

Section 6.12 Disclosure Schedules. At least ten (10) days prior to the Closing, EQBK agrees to provide Community with supplemental disclosure schedules reflecting any material changes thereto between the date of this Agreement and the Closing Date. Delivery of such supplemental disclosure schedules shall not cure a breach or modify a representation or warranty of this Agreement.

Section 6.13 No Control of Community’s Business. Nothing contained in this Agreement gives EQBK or any of their representatives or Affiliates, directly or indirectly, the right to control or direct the operations of Community or the Bank prior to the Effective Time. Prior to the Effective Time, Community shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the operations of Community and the Bank.

Section 6.14 Directors’ and Officers’ Indemnification and Insurance.

(a) By virtue of the occurrence of the Mergers, EQBK shall, from and after the Effective Time, succeed to Community’s obligations with respect to indemnification or exculpation now existing in favor of the directors, officers, employees and agents of Community, respectively, as provided in their articles of incorporation, Bylaws, indemnification agreements or otherwise in effect as of the date of this Agreement with respect to matters occurring prior to the Effective Time (collectively, the “Existing Indemnification Obligation”). EQBK hereby guaranties Community’s indemnification obligations.

(b) Except to the extent prohibited by applicable Law, following the Effective Time and for a period of six (6) years thereafter, EQBK shall indemnify, defend, and hold harmless any Person who has rights to indemnification from Community, under the Existing Indemnification Obligation.

(c) Prior to Closing, EQBK and Equity Bank shall obtain, at the expense of EQBK, a six (6) year tail insurance coverage policy relating to the policies of directors’ and officers’ liability insurance currently maintained by Community and the Bank as of the date hereof with respect to claims arising from facts or events that occurred on or prior to the Effective Time (including the transactions contemplated hereby) as currently maintained by Community (“Tail Policy”), on terms no less advantageous than those contained in Community’s existing directors’ and officers’ and company’s liability insurance policy; provided, however, that EQBK shall not be obligated to expend, on an annual basis, an amount in excess of 200% of the current annual premium paid as of the date hereof by Community for such insurance.

(d) If EQBK or Equity Bank or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties or assets to any Person, then, and in each such case, to the extent necessary, provision shall be made so that the successors and assigns of EQBK or Equity Bank expressly assume the obligations set forth in this Section 6.14.

(e) The provisions of this Section 6.14 are intended to be for the benefit of, and shall be enforceable by, each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, an officer or director of Community or the Bank (the “Indemnified Parties”) and his or her heirs and representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

(f) Any Indemnified Party wishing to claim indemnification under this Section 6.14, upon learning of any Claim, shall promptly notify EQBK in writing thereof. In the event of any such claim for indemnification (whether arising before or after the Effective Time), (i) EQBK shall have the right to assume the defense thereof and EQBK shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if EQBK elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between EQBK and the Indemnified Parties, then the Indemnified Parties may retain counsel satisfactory to them, and EQBK shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties in accordance with its historical business practices; provided that EQBK shall be obligated pursuant to this Section 6.14(f) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction; (ii) the Indemnified Parties will cooperate in the defense of any such matter; and (iii) EQBK shall not be liable for any settlement effected without its prior written consent; provided that EQBK shall not have any obligation hereunder to any Indemnified Party and such Indemnified Party shall reimburse EQBK for any fees and expenses of such Indemnified Party’s counsel that were paid by EQBK, when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

Section 6.15 Tax Matters.

(a) EQBK shall prepare, or cause to be prepared, and file, or caused to be filed, all Tax Returns for Community that are filed after the Closing and shall pay all Taxes with respect to such Tax Returns.

(b) EQBK and its counsel shall control any audit of Community’s federal or state Tax Returns for any taxable period whether before or after the Closing Date, and EQBK may settle any such audit in any matter that it determines is appropriate and shall pay all amounts due with respect to any such settlement.

(c) EQBK shall comply with the recordkeeping and information reporting requirements set forth in Treasury Regulation Section 1.368-3.

(d) Following the Merger, EQBK will not take any action or omit to take any action that would prevent or impede the Merger from qualifying as a reorganization described in Section 368(a) of the Code or satisfying the “continuity of business enterprise” requirement for a “reorganization” as provided in Treasury Regulation Section 1.368-1(d).

Section 6.16 Debt of Community. EQBK and Community shall cooperate to cause the debt of Community described on Confidential Schedule 6.16 to be repaid by EQBK in connection with the Closing, and EQBK shall receive satisfactory evidence of the repayment of such debt and the release of the property serving as collateral therefor.

Section 6.17 Assumption of Community TRUPS. Community and EQBK shall take all actions necessary to effect, immediately prior to and contingent upon the occurrence of the Closing, the assumption by Community TRUPS in accordance with the terms thereof and the documents and agreements related thereto (the “Community TRUPS Assumption”).

ARTICLE VII

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF COMMUNITY

The obligations of Community under this Agreement are subject to the satisfaction, prior to or at the Closing, of each of the following conditions, which may be waived in whole or in part by Community:

Section 7.01 Representations and Warranties. (i) Each of the representations and warranties of the EQBK set forth in Sections 4.01, 4.02, 4.03 (other than inaccuracies that are de minimis in amount and effect) and 4.15 shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specific date) and (ii) each of the other representations and warranties of the EQBK set forth in this Agreement shall be true and correct in all respects (without giving effect to any limitation as to “materiality” or “Material Adverse Change” set forth therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specific date), except in the case of the foregoing clause (ii), where the failure to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Change” set forth therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Change with respect to EQBK.

Section 7.02 Performance of Obligations. EQBK has, or has caused to be, performed or observed, in all material respects, all obligations and agreements required to be performed or observed by EQBK under this Agreement on or prior to the Closing Date.

Section 7.03 Stockholder Approvals.

(a) Each of this Agreement and the Merger having been approved by the requisite vote of the holders of the outstanding shares of Community Stock as and to the extent required by the ABCA and the Community Constituent Documents (the “Requisite Community Vote”); and

(b) Each of this Agreement and the Merger having been approved by the requisite vote of the holders of the outstanding shares of EQBK Class A Stock as and to the extent required by the KGCC and the EQBK Constituent Documents (the “Requisite EQBK Vote”).

Section 7.04 Government and Other Approvals. Community and EQBK having received approvals, acquiescences or consents of the transactions contemplated by this Agreement from all necessary Governmental Entities and from the third parties listed on Confidential Schedule 2.03(f) and all applicable waiting periods having expired. Further, the approvals and the transactions contemplated hereby not having been contested or threatened to be contested by any federal or state Governmental Entity or by any other third party by formal proceedings.

Section 7.05 No Litigation. No action having been taken, and no statute, rule, regulation or Order being promulgated, enacted, entered, enforced or deemed applicable to this Agreement or the transactions contemplated hereby by any federal, state or foreign government or Governmental Entity or by any court, including the entry of a preliminary or permanent injunction, which, if successful, would (a) make the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) impose material limits on the ability of any party to this Agreement to complete the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby, or (c) if the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby are completed, subject Community or any officer, director, stockholder or employee of Community to criminal or civil liability. Further, no action or proceeding prior to any court or Governmental Entity, by any government or Governmental Entity or by any other Person is threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (c) above.

Section 7.06 Delivery of Closing Documents. Community shall have received all documents required to be received from EQBK on or prior to the Closing Date as set forth in Section 2.03 hereof, all in form and substance reasonably satisfactory to Community.

Section 7.07 No Material Adverse Change. There having been no Material Adverse Change with respect to EQBK since December 31, 2015.

Section 7.08 Registration Statement. The Registration Statement, including any amendments or supplements thereto, shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall be in effect or proceedings for such purpose pending before or threatened by the SEC. All state securities permits or approvals required by applicable state securities Laws to consummate the transactions contemplated by this Agreement shall have been received and remain in effect.

Section 7.09 Nasdaq Listing. The shares of EQBK Class A Stock to be issued pursuant to this Agreement shall have been approved for listing on the Nasdaq Global Select Market.

Section 7.10 Federal Tax Opinion. Community shall have received an opinion of Bryan Cave LLP, in form and substance reasonably satisfactory to Community, dated as of the Closing Date and based on facts, representations and assumptions described in such opinion, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Bryan Cave LLP may require and rely upon and may incorporate by reference representations and covenants, including those contained in certificates of officers and/or directors of EQBK and Community.

Section 7.11 Tail Policy. EQBK shall have procured the Tail Policy in accordance with the terms and subject to the conditions of Section 6.14(c).

ARTICLE VIII

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EQBK

All obligations of EQBK under this Agreement are subject to the satisfaction, prior to or at the Closing, of each of the following conditions, which may be waived in whole or in part by such parties.

Section 8.01 Representations and Warranties. (i) Each of the representations and warranties of the Community set forth in Sections 3.01, 3.02, 3.03 (other than inaccuracies that are de minimis in amount and effect) and 3.14 and 3.42 shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specific date) and (ii) each of the other representations and warranties of the Community set forth in this Agreement shall be true and correct in all respects (without giving effect to any limitation as to “materiality” or “Material Adverse Change” set forth therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (unless any such representation or warranty is made only as of a specific date, in which case as of such specific date), except in the case of the foregoing clause (ii), where the failure to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Change” set forth therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Change with respect to Community.

Section 8.02 Performance of Obligations. Community has, or has caused to be, performed or observed, in all material respects, all obligations and agreements required to be performed or observed by Community under this Agreement on or prior to the Closing Date.

Section 8.03 Stockholder Approvals.

(a) Each of this Agreement and the Merger having been approved by the Requisite Community Vote; and

(b) Each of this Agreement and the Merger having been approved by the Requisite EQBK Vote.

Section 8.04 Government and Other Approvals. EQBK having received approvals, acquiescences or consents of the transactions contemplated by this Agreement from all necessary Governmental Entities and from the third parties listed on Confidential Schedule 2.02(i), and all applicable waiting periods having expired. Further, the approvals and the transactions contemplated hereby not having been contested or threatened to be contested by any federal or state Governmental Entity or by any other third party by formal proceedings.

Section 8.05 No Litigation. No action having been taken, and no statute, rule, regulation or Order being promulgated, enacted, entered, enforced or deemed applicable to this Agreement or the transactions contemplated hereby by any federal, state or foreign government or Governmental Entity or by any court, including the entry of a preliminary or permanent injunction, which, if successful, would (a) make the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of EQBK or its Subsidiaries, or (c) impose material limits on the ability of any party to this Agreement to complete the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby, or (d) if the Agreement or any other agreement contemplated hereby, or the transactions contemplated hereby or thereby are completed, subject EQBK or any officer, director, stockholder or employee of Community to criminal or civil liability. Further, no action or proceeding prior to any court or Governmental Entity, by any government or Governmental Entity or by any other Person is threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (d) above.

Section 8.06 Releases. EQBK having received from each of the directors of Community an instrument dated as of the Closing Date releasing Community, its Subsidiaries and each of its Affiliates, successors and assigns, from any and all claims of such directors (except to certain matters described therein), the form of which is attached as Exhibit “D”. Further, EQBK having received from each of the officers of Community, as listed on Confidential Schedule 8.06, an instrument dated as of the Closing Date releasing Community, its Subsidiaries and each of its Affiliates, successors and assigns, from any and all claims of such officers (except as to certain matters described therein), the form of which is attached as Exhibit “E”.

Section 8.07 No Material Adverse Change. There will have been no Material Adverse Change to Community since December 31, 2015.

Section 8.08 Termination of Employee Plans. EQBK having received evidence reasonably satisfactory to EQBK that, as of the Effective Time, all Employee Plans of Community (other than such plans EQBK elects not to terminate) have been terminated in accordance with the terms of such Employee Plans of Community, the Code, ERISA and all other applicable Laws on a basis satisfactory to EQBK in its reasonable discretion and that, to the extent required by the Employee Plans or applicable Law, affected participants have been notified of such terminations and/or integrations.

Section 8.09 Registration Statement. The Registration Statement, including any amendments or supplements thereto, shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall be in effect or proceedings for purpose pending before or threatened by the SEC. All state securities permits or approvals required by applicable state securities Laws to consummate the transactions contemplated by this Agreement shall have been received and remain in effect.

Section 8.10 Dissenting Stockholders. Not more than 10% of the outstanding shares of Community Stock shall be Dissenting Shares as of the Closing Date.

Section 8.11 Delivery of Closing Documents. EQBK shall have received all documents required to be received from Community on or prior to the Closing Date as set forth in Section 2.02 hereof, all in form and substance reasonably satisfactory to EQBK.

Section 8.12 Minimum Adjusted Equity. Community’s Adjusted Equity shall be equal to or greater than $34,820,793.

Section 8.13 Community Options. Each holder of a Community Option shall have exercised such option prior to the Calculation Date or Community shall have cancelled any Community Option that remains unexercised as of the Calculation Date.

Section 8.14 FIRPTA Certificate. Community shall have delivered to EQBK (i) a notice to the IRS conforming to the requirements of Treasury Regulation Section 1.897-2(h)(2), in form and substance satisfactory to EQBK, dated as of the Closing Date and executed by Community, and (ii) a Statement of Non-U.S. Real Property Holding Corporation Status Pursuant to Treasury Regulation Sections 1.1445-2(c)(3) and 1.897-2(h) and Certification of Non-Foreign Status, in form and substance satisfactory to EQBK, dated as of the Closing Date and executed by Community.

Section 8.15 Federal Tax Opinion. EQBK shall have received an opinion of Norton Rose Fulbright US LLP, in form and substance reasonably satisfactory to EQBK, dated as of the Closing Date and based on facts, representations and assumptions described in such opinion, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, Norton Rose Fulbright US LLP may require and rely upon and may incorporate by reference representations and covenants, including those contained in certificates of officers and/or directors of EQBK and Community.

Section 8.16 White River Deregistration. EQBK shall have received documentation reasonably satisfactory to EQBK from the Federal Reserve Bank of St. Louis that Community may deregister as a bank holding company with respect to White River and Signature Bank of Arkansas.

Section 8.17 Debt of Community. Community shall have taken all actions necessary to cause the debt of Community described on Confidential Schedule 6.16 to be repaid prior to or in connection with the Closing, and EQBK shall receive satisfactory evidence that upon repayment of such debt, all Liens associated with such debts shall be removed, released or terminated.

Section 8.18 Community TRUPS Assumption. The Community TRUPS Assumption shall have occurred.

ARTICLE IX

TERMINATION

Section 9.01 Right of Termination. This Agreement and the transactions contemplated hereby may be terminated at any time, notwithstanding the approval thereof by the stockholders of Community or EQBK, prior to the Effective Time as follows, and in no other manner:

(a) by the mutual written consent of EQBK and Community;

(b) by either Community or EQBK (as long as the terminating party is not in material breach of any representation, warranty, covenant or other agreement contained herein) if the conditions precedent to such parties’ obligations to close specified in Article VII and Article VIII, respectively, hereof have not been met or waived by March 31, 2017; provided, that such date may be extended to such later date as agreed upon by the parties hereto;

(c) by either EQBK or Community if any of the transactions contemplated by this Agreement are disapproved by any Regulatory Agency whose approval is required to complete such transactions or if any court of competent jurisdiction in the United States or other federal or state governmental body has issued an Order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting the Agreement or the transactions contemplated hereby and such disapproval, Order, decree, ruling or other action is final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 9.01(c) shall have used its commercially reasonable efforts to contest, appeal and remove such order, decree, ruling or other action.

(d) by either EQBK or Community if there has been any Material Adverse Change with respect to the other party;

(e) by EQBK, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true and correct) set forth in this Agreement on the part of Community or any other agreement contemplated hereby, which breach or failure to be true and correct, either individually or in the aggregate with all other breaches (or failures of such representations and warranties to be true and correct), would constitute, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.01 or Section 8.02, as the case may be; provided, that the right to terminate this Agreement under this Section 9.01(e) shall not be available to EQBK if it is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. If EQBK desires to terminate this Agreement because of an alleged breach or inaccuracy as provided in this Section 9.01(e), then it must notify Community in writing of its intent to terminate stating the reason therefor. Community shall have thirty (30) days from the receipt of such notice to cure the alleged breach or failure to be true and correct, if the breach or failure to be true and correct is capable of being cured;

(f) by Community, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true and correct) set forth in this Agreement on the part of EQBK or any other agreement contemplated hereby, which breach or failure to be true and correct, either individually or in the aggregate with all other breaches (or failures of such representations and warranties to be true and correct), would constitute, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.01 or Section 7.02, as the case may be; provided, that the right to terminate this Agreement under this Section 9.01(f) shall not be available to Community if it is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. If Community desires to terminate this Agreement because of an alleged breach or failure to be true and correct as provided in this Section 9.01(f), then it must notify EQBK in writing of its intent to terminate stating the reason therefor. EQBK shall have thirty (30) days from the receipt of such notice to cure the alleged breach or failure to be true and correct, if the breach or failure to be true and correct is capable of being cured;

(g) by EQBK or Community, if this Agreement and the Merger are not approved by the required vote of stockholders of Community or EQBK at the Community Stockholders’ Meeting or the EQBK Stockholders’ Meeting, or, in each case, at any adjournment or postponement thereof; provided, however, that neither Community nor EQBK may terminate this Agreement pursuant to this Section 9.01(g) if such party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the approval of the Community stockholders at its stockholders’ meeting, or at any adjournment or postponement thereof;

(h) by Community prior to obtaining the approval of the Community stockholders at the Community Stockholders’ Meeting, and subject to the terms and conditions of Section 5.22(e), in order to accept a Superior Proposal;

(i) by EQBK if Community’s Board shall have effected a Change in Recommendation;

(j) by EQBK if Community or the Bank enter into any formal or informal administrative action with a Governmental Entity or any such action is threatened by a Governmental Entity;

(k) by Community if EQBK or Equity Bank enter into any formal or informal administrative action with a Governmental Entity or any such action is threatened by a Governmental Entity; or

(l) by Community, not later than the end of the second Business Day following the Calculation Date, in the event that as of the Calculation Date, both of the following conditions are satisfied:

(i) the EQBK Closing VWAP is less than 80% of the EQBK Starting VWAP; and

(ii) and the quotient of (A) the EQBK Closing VWAP, divided by (B) the EQBK Starting VWAP, is less than the Index Change Ratio.

The calculations pursuant to this Section 9.01(l) shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into EQBK Class A Stock, as applicable), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of shares of EQBK Class A Stock outstanding after the date hereof and prior to the Calculation Date.

For the purposes of this Section 9.01(l), the following terms shall have the meaning set forth below:

“Index Change Ratio” shall mean the number obtained by multiplying (A) the quotient of (i) the 20-day average closing price of the NASDAQ Bank Index (or, if such index is not available, a similar index that may be agreed upon by the parties hereto) over the twenty (20) trading day period beginning on the twenty-first (21st) day prior to the Calculation Date and ending on the day prior to the Calculation Date, divided by (ii) 2,722.83, by (B) 0.80.

Section 9.02 Notice of Termination. The power of termination provided for by Section 9.01 hereof may be exercised only by a notice given in writing, as provided in Section 10.08 of this Agreement.

Section 9.03 Effect of Termination.

(a) If this Agreement is terminated pursuant to the provisions of Section 9.01 hereof, then no party to this Agreement will have any further liability or obligation under this Agreement; provided, however, that:

(i) no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement or actual fraud;

(ii) the provisions of this Section 9.03, and Article X (other than Section 10.06) shall survive any such termination; and

(iii) the Confidentiality Agreement shall survive any such termination in accordance with its terms.

(b) If this Agreement is terminated:

(i) by Community pursuant to Section 9.01(h), then Community shall pay to EQBK, by wire transfer of same day funds, a termination fee equal to $2,500,000 (the “Termination Fee”), concurrently with any termination pursuant to Section 9.01(h);

(ii) by EQBK pursuant to Section 9.01(i), then Community shall pay to EQBK, by wire transfer of same day funds, a termination fee equal to the Termination Fee, within two (2) Business Days of receipt of such written notice of termination from EQBK;

(iii) In the event that after the date of this Agreement and prior to the termination of this Agreement, a bona fide Acquisition Proposal shall have been made known to senior management of Community, the Community Board or directly to Community’s stockholders generally or any person shall have publicly announced (and not withdrawn) an Acquisition Proposal with respect to Community and the Community Board does not publicly recommend against acceptance of such Acquisition Proposal (via press release or letter to shareholders) and (A) thereafter this Agreement is terminated by either EQBK or Community pursuant to Section 9.01(b) and Community shall have failed to obtain the Requisite Community Vote at the duly convened Community Stockholders’ Meeting of Community or any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken, (B) prior to the date that is twelve (12) months after the date of such termination, Community enters into a definitive agreement or consummates a transaction with respect to an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above), then Community shall, on the earlier of the date it enters into such definitive agreement and the date of consummation of such transaction, pay EQBK, by wire transfer of same day funds, a termination fee equal to the Termination Fee; provided, that, solely for the purposes of this Section 9.03(b)(iii), the term “Acquisition Proposal” shall have the meaning ascribed thereto in Section 10.12, except that all references in such definition to 15% shall be changed to 50%.

(c) Each of the parties hereto acknowledges and hereby agrees that the provisions of Section 9.03(b) are an integral part of the transactions contemplated by this Agreement, that such amounts do not constitute a penalty, and that, without such provisions, the parties would not have entered into this Agreement. If Community shall fail to pay in a timely manner any amount due to EQBK pursuant to this Section 9.03, then Community (i) shall pay to EQBK the reasonable costs and expenses of EQBK (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection EQBK’s efforts to obtain payment of any amounts due to EQBK and (ii) shall pay all interest accrued on any amount due to EQBK pursuant to this Section 9.03, which shall accrue at the prime lending rate prevailing during such period as published in The Wall Street Journal. Any interest payable hereunder shall be calculated on a daily basis from the date such amounts were required to be paid until (but excluding) the date of actual payment, and on the basis of a 360-day year.

(d) The fees described in this Section 9.03 shall be the exclusive remedy for a termination of the Agreement as specified in Section 9.03(b) and shall be in lieu of damages incurred in the event of any such termination of this Agreement.

ARTICLE X

GENERAL PROVISIONS

Section 10.01 Nonsurvival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements (other than the Confidentiality Agreement, which shall survive in accordance with its terms) of the parties hereto contained in this Agreement shall terminate at the Closing, other than the covenants that by their terms are to be performed after the Effective Time, including, but not limited to, Sections 6.08 and 6.14, which shall survive the Closing.

Section 10.02 Expenses. Except (i) with respect to costs and expenses of printing and mailing the Joint Proxy Statement/Prospectus and all filing and other fees paid to the SEC in connection with the Merger, which shall be borne equally by EQBK and Community, (ii) as otherwise provided in Section 9.03, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Section 10.03 Brokerage Fees and Commissions.

(a) Except as set forth on Confidential Schedule 10.03(a), EQBK hereby represents to Community that no agent, representative or broker has represented EQBK in connection with the transactions described in this Agreement. Community will not have any responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of EQBK and EQBK hereby agrees to indemnify and hold Community harmless for any amounts owed to any agent, representative or broker of EQBK.

(b) Except as set forth on Confidential Schedule 10.03(b), Community hereby represents to EQBK that no agent, representative or broker has represented Community in connection with the transactions described in this Agreement. EQBK will not have any responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of Community or any stockholder of Community, and Community hereby agrees to indemnify and hold EQBK harmless for any amounts owed to any agent, representative or broker of Community or any stockholder of Community.

Section 10.04 Entire Agreement. This Agreement, the Voting Agreement, the Director Support Agreements, the EQBK Confidential Schedules, the Community Confidential Schedules, the Confidentiality Agreement and the other agreements, documents, schedules and instruments signed and delivered by the parties to each other at the Closing are the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement is binding unless hereafter made in writing and signed by the party to be bound, and no modification will be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

Section 10.05 Binding Effect; Assignment. All of the terms, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Agreement may assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section shall be null and void.

Section 10.06 Further Cooperation. The parties agree that they will, at any time and from time to time after the Closing, upon request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to complete the transactions contemplated by this Agreement or to carry out and perform any undertaking made by the parties hereunder.

Section 10.07 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws, then the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the illegal, invalid or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

Section 10.08 Notices. Any and all payments (other than payments at the Closing), notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date of this Agreement by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by U.S. mail or (except in the case of payments) by email, at the respective addresses set forth below and is deemed delivered (a) in the case of personal delivery or email, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of an overnight courier service, one (1) Business Day after delivery to such courier service with and instructions for overnight delivery. The parties may change their respective addresses by written notice to all other parties, sent as provided in this Section. All communications must be in writing and addressed as follows:

If to Community:

Jerry P. Maland

Chairman, President and Chief Executive Officer

Community First Bancshares, Inc.

200 East Ridge Avenue

Harrison, Arkansas 72601

Email: maland@communityfirstbank.com

With a copy (which shall not constitute notice) to:

Dan R. Bowers

Bowers Law Firm

1413 McCoy Drive, Suite A

Harrison, Arkansas 72601

Email: bowers@windstream.net

AND

Jonathan S. Hightower

Bryan Cave LLP

1201 West Peachtree Street, NW, 14th Floor

Atlanta, Georgia 30309

Email: jonathan.hightower@bryancave.com

If to EQBK:

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

Email: belliott@equitybank.com

With a copy (which shall not constitute notice) to:

Michael G. Keeley, Esq.

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201-7932

Email: mike.keeley@nortonrosefulbright.com

Section 10.09 GOVERNING LAW. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF KANSAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION. VENUE FOR ANY CAUSE OF ACTION BETWEEN THE PARTIES TO THIS AGREEMENT WILL LIE IN SEDGWICK COUNTY, KANSAS.

Section 10.10 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

Section 10.11 Multiple Counterparts. For the convenience of the parties hereto, this Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Agreement. A facsimile or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon.

Section 10.12 Definitions. For purposes of this Agreement, the following terms have the meanings specified or referred to in this section:

“ABCA” shall have the meaning set forth in Section 1.01.

“Acquisition Proposal” As used in this Agreement, “Acquisition Proposal” shall mean, other than the transactions contemplated by this Agreement, any offer, proposal or inquiry relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of Community and its Subsidiaries or 15% or more of any class of equity or voting securities of Community or its Subsidiaries whose assets, individually or in the aggregate, constitute more than 15% of the consolidated assets of Community, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of Community or its Subsidiaries whose assets, individually or in the aggregate, constitute more than 15% of the consolidated assets of Community, or (iii) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Community or its Subsidiaries whose assets, individually or in the aggregate, constitute more than 15% of the consolidated assets of Community. Notwithstanding the foregoing, no proposal solely to acquire Community’s equity interest in White River shall be deemed an Acquisition Proposal.

“Adjusted Equity” shall have the meaning set forth in Section 1.06(a)(i).

“Adjusted Cash Amount” shall have the meaning set forth in Section 1.06(a)(ii).

“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, (a) owns or controls another Person, (b) is owned or controlled by another Person, or (c) is under common control or ownership with another Person, and ownership means the direct or indirect beneficial ownership of more than fifty percent (50%) of the equity securities of a Person, or, in the case of a Person that is not a corporation, more than fifty percent (50%) of the voting and/or equity interest.

“Agreement” shall have the meaning set forth in the preamble.

“Bankruptcy Exception” means, in respect of any agreement, contract, commitment or obligation, any limitation thereon imposed by any bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or similar Law affecting creditors’ rights and remedies generally and, with respect to the enforceability of any agreement, contract, commitment or obligation, by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at Law or in equity.

“Bank” shall have the meaning set forth in the Recitals.

“Bank Merger” shall have the meaning set forth in the Recitals.

“Bank Stock” shall have the meaning set forth in Section 3.03(b).

“BHCA” shall have the meaning set forth in the preamble.

“Business Day” means Monday through Friday of each week, except a legal holiday recognized as such by the United States federal government or any day on which banking institutions in Wichita, Kansas or Harrison, Arkansas are authorized or required by Law to be closed.

“Calculation Date” shall have the meaning set forth in Section 1.06(a)(iii).

“Call Reports” shall have the meaning set forth in Section 3.05(b).

“Cancelled Shares” shall have the meaning set forth in Section 1.05(d).

“Certificate” shall have the meaning set forth in Section 1.07(c).

“Change in Recommendation” shall have the meaning set forth in Section 5.22(d).

“Closing” shall have the meaning set forth in Section 2.01(a).

“Closing Date” shall have the meaning set forth in Section 2.01(a).

“Code” shall have the meaning set forth in the Recitals.

“Community” shall have the meaning set forth in the preamble.

“Community Board” shall have the meaning set forth in the Recitals.

“Community Constituent Documents” shall have the meaning set forth in Section 3.04(a).

“Community Directors” shall have the meaning set forth in Section 1.12(a).

“Community Equity” shall have the meaning set forth in Section 1.06(a)(i).

“Community Financial Statements” shall have the meaning set forth in Section 3.05(a).

“Community Option” shall have the meaning set forth in Section 1.11.

“Community Merger Costs” shall have the meaning set forth in Section 1.06(a)(iv).

“Community Recommendation” shall have the meaning set forth in Section 3.02.

“Community Stock” shall have the meaning set forth in Section 1.05(b).

“Community Stock Plan” shall have the meaning set forth in Section 1.11.

“Community Stockholders’ Meeting” means the meeting of Community stockholders called pursuant to Section 5.02.

“Community TRUPS” shall have the meaning set forth in Section 3.03(a).

“Community TRUPS Assumption” shall have the meaning set forth in Section 6.17.

“Confidentiality Agreement” means the Confidentiality Agreement, effective as of March 11, 2016, by and between Community and EQBK.

“Continuing Employee” shall have the meaning set forth in Section 6.08(a).

“Controlled Group Plans” shall have the meaning set forth in Section 3.28(f).

“CRA” shall have the meaning set forth in Section 3.32.

“Director Support Agreement” shall have the meaning set forth in the Recitals.

“Dissenting Shares” shall have the meaning set forth in Section 1.10(a).

“Dissenting Stockholder” shall have the meaning set forth in Section 1.10(a).

“Dodd-Frank Act” shall have the meaning set forth in Section 3.36.

“Effective Time” shall have the meaning set forth in Section 2.01(b).

“Employee Plans” shall have the meaning set forth in Section 3.28(a).

“Environmental Inspections” shall have the meaning set forth in Section 5.12(a).

“Environmental Laws” means the common Law and all federal, state, local and foreign Laws or regulations, codes, Orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect, relating to pollution or protection of human health and the environment, including Laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials, into the environment (including ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom, and (iv) the conservation of open space, ecosystems, wetlands or water of the United States or a state, and (v) the preservation of cultural or historic structures or artifacts.

“EQBK” shall have the meaning set forth in the preamble.

“EQBK Board” shall have the meaning set forth in the Recitals.

“EQBK Class A Stock” shall have the meaning set forth in Section 1.05(a).

“EQBK Class B Stock” shall have the meaning set forth in Section 1.05(a).

“EQBK Closing VWAP” means the volume-weighted average price per share of EQBK Class A Stock for a twenty (20) trading day period, starting with the opening of trading on the twenty-first (21st) trading day prior to the Calculation Date to the closing of trading on the day prior to the Calculation Date, rounded to the nearest cent, as reported by Bloomberg Finance L.P.

“EQBK Constituent Documents” shall have the meaning set forth in Section 4.05(b).

“EQBK SEC Reports” shall have the meaning set forth in Section 4.04(a).

“EQBK Starting VWAP” means $21.59.

“EQBK Stockholders’ Meeting” means the meeting of EQBK stockholders called pursuant to Section 6.03.

“Equity Bank” shall have the meaning set forth in the Recitals.

“Equity Adjustment” shall have the meaning set forth in Section 1.06(a)(v).

“ERISA” shall have the meaning set forth in Section 3.28(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” shall have the meaning set forth in Section 1.07(a).

“Exchange Fund” shall have the meaning set forth in Section 1.07(b).

“Exchange Ratio” shall have the meaning set forth in Section 1.06(a)(vi).

“Existing Indemnification Obligation” shall have the meaning set forth in Section 6.14(a).

“FDIA” shall have the meaning set forth in Section 2.02(e).

“FDIC” shall have the meaning set forth in Section 2.02(e).

“Federal Reserve” shall mean the Federal Reserve System.

“GAAP” shall have the meaning set forth in Section 3.05(a).

“Governmental Entity” means any court, arbitrator, administrative agency or commission, board, bureau or other governmental or Regulatory Agency or instrumentality.

“Hazardous Material” means any pollutant, contaminant, chemical, or toxic or hazardous substance, constituent, material or waste, or any other chemical, substances, constituent or waste including, among others, asbestos, lead-based paint, urea-formaldehyde, petroleum, crude oil or any fraction thereof or any petroleum product.

“Indemnified Parties” shall have the meaning set forth in Section 6.14(e).

“Index Change Ratio” shall have the meaning set forth in Section 9.01(l).

“Intervening Event” means any material event, change, effect, development or occurrence occurring or arising after the date of this Agreement that, individually or in the aggregate, materially affects the business, financial condition, or results of operations of Community and its Subsidiaries, taken as a whole, that (i) was not known, or reasonably foreseeable, to Community’s Board as of or prior to the date of this Agreement and did not result from a breach of this Agreement by Community and (ii) does not relate to or involve an Acquisition Proposal.

“IRS” shall have the meaning set forth in Section 3.12(m).

“Joint Proxy Statement/Prospectus” means the prospectus related to the issuance of EQBK Class A Stock in connection with the Merger and the proxy statement for each of the EQBK Stockholders’ Meeting and the Community Stockholders’ Meeting, all forming a part of the Registration Statement.

“KGCC” shall have the meaning set forth in Section 1.01.

A person has “Knowledge” of, or acts “Knowingly” with respect to, a particular fact or other matter if any individual who is presently serving as a director or “executive officer” (as such term is defined of 12 C.F.R. Part 215 (Regulation O)) of that person, after reasonable inquiry, is actually aware of such fact or other matter.

“Law” shall mean any federal or state constitution, statute, regulation, rule, or common law applicable to a Person.

“Leases” shall have the meaning set forth in Section 3.11(a)(i).

“Leased Real Property” shall have the meaning set forth in Section 3.09.

“Letter of Transmittal” shall have the meaning set forth in Section 1.07(b).

“Lien(s)” means any mortgage, security interest, pledge, charges, encumbrance or lien (statutory or otherwise).

“Listed Contracts” shall have the meaning set forth in Section 3.11(a).

“Material Adverse Change” means, with respect to any party hereto, any event, occurrence, fact, condition, effect or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, prospects, condition (financial or otherwise), assets, properties, liabilities (absolute, accrued, contingent or otherwise) or reserves, taken as a whole, or (ii) the ability of such party to consummate the transactions contemplated hereby on a timely basis; provided, however, that none of the following shall constitute, or shall be considered in determining whether there has occurred, and no event, circumstance, change or effect resulting from or arising out of any of the following shall constitute, a Material Adverse Change: (i) any changes in Laws or interpretations thereof that are generally applicable to the banking or savings industries; (ii) changes in GAAP or RAP that are generally applicable to the banking or savings industries; (iii) expenses incurred in connection with the transactions contemplated by this Agreement; (iv) changes in global, national or regional political conditions or general economic or market conditions in the United States or the State of Kansas or Arkansas, including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets affecting other companies in the financial services industry; (v) general changes in the credit markets or general downgrades in the credit markets; (vi) actions or omissions of a party taken as required by this Agreement or with the prior informed written consent of the other party or parties in contemplation of the transactions contemplated by this Agreement; (vii) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism; or (viii) the direct effects of negotiating, entering into and compliance with this Agreement on the operating performance of a party, including the effects on the employees and customers of a party resulting from the public announcement of the Merger; provided, that, with respect to clauses (i) through (vii) such party is not affected to a greater extent than other Persons, bank holding companies or insured depository institutions in the industry in which such party operates.

“Merger” shall have the meaning set forth in the Recitals.

“Merger Consideration” shall have the meaning set forth in Section 1.05(b)(ii).

“Minimum Equity” shall have the meaning set forth in Section 1.06(a)(vii).

“Nonqualified Deferred Compensation Plan” shall have the meaning set forth in Section 3.28(j).

“Order” shall mean any award, decision, decree, injunction, judgment, order, ruling, or verdict entered, issued, made or rendered by any court, administrative agency or any other Governmental Entity.

“OREO Property” shall have the meaning set forth in Section 3.09.

“OSBC” means the Office of the State Bank Commissioner of Kansas.

“Owned Real Property” shall have the meaning set forth in Section 3.09.

“Permitted Encumbrances” shall mean only (i) Liens for taxes not yet due and payable and that do not constitute penalties, (ii) Liens for taxes being contested in good faith by appropriate proceedings, (iii) statutory Liens of landlords, (iv) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business consistent with past practice and not yet delinquent, (v) zoning, building, or other restrictions, variances, covenants, rights of way, rights of subtenants, encumbrances, easements and other minor irregularities in title, none of which, individually or in the aggregate, interfere in any material respect with the present use of or occupancy of the affected parcel by the Bank, or have a material detrimental effect on the value thereof or its present use.

“Per Share Cash Amount” shall have the meaning set forth in Section 1.06(a)(viii).

“Per Share Merger Consideration” shall have the meaning set forth in Section 1.05(b)(ii).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

“Property” or “Properties” shall include all real property currently owned or leased by Community, including all Owned Real Property, OREO Property and Leased Real Property, as well as the premises and all improvements and fixtures thereon of Community.

“Proprietary Rights” shall have the meaning set forth in Section 3.15.

“RAP” shall have the meaning set forth in Section 3.05(b).

“Registration Statement” shall have the meaning set forth in Section 5.13(a).

“Regulatory Agency” means (i) any self-regulatory organization, (ii) the Federal Reserve, (iii) the FDIC, (iv) OSBC, (v) the Arkansas State Bank Department, (vi) the SEC, or (vii) any other federal or state governmental or regulatory agency or authority having or claiming jurisdiction over a party to this Agreement or the transactions contemplated hereby.

“Requisite Community Vote” shall have the meaning set forth in Section 7.03(a).

“Requisite EQBK Vote” shall have the meaning set forth in Section 7.03(b).

“Retirement Plan” shall have the meaning set forth in Section 5.14(a).

“SEC” shall have the meaning set forth in Section 3.37.

“Secondary Investigation” shall have the meaning set forth in Section 5.12(a).

“Securities Act” shall mean Securities Act of 1933, as amended.

“Share Adjustment” shall have the meaning set forth in Section 1.05(f).

“SOA” shall have the meaning set forth in Section 5.20(b).

“Subsidiary” means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity or any partnership, joint venture or other enterprise in which any entity has, directly or indirectly, a majority equity interest.

“Superior Proposal” means any bona fide written Acquisition Proposal received after the date hereof that Community’s Board determines in good faith, after consultation with its outside legal and financial advisors, to be reasonably likely to be consummated in accordance with its terms and to be more favorable to Community and its stockholders from a financial point of view than the transactions contemplated hereby (including any adjustment to the terms and conditions proposed by EQBK in response to such proposal pursuant to Section 5.22(e) or otherwise); provided that for purposes of this definition references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

“Surviving Corporation” shall have the meaning set forth in Section 1.01.

“Tail Policy” shall have the meaning set forth in Section 6.14(c).

“Tax” or “Taxes” means all (i) United States federal, state or local or non-United States taxes, assessments, charges, duties, levies, interest or other similar governmental charges of any nature, including all income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, stamp duty reserve, license, payroll, withholding, ad valorem, value added, alternative minimum, environmental, customs, social security (or similar), unemployment, sick pay, disability, registration and other taxes, assessments, charges, duties, interest, fees, levies or other similar governmental charges of any kind whatsoever, whether disputed or not, together with all estimated taxes, deficiency assessments, additions to tax, charges, duties, levies, penalties and interest; (ii) any liability for the payment of any amount of a type described in clause (i) arising as a result of being or having been a member of any consolidated, combined, unitary or other group or being or having been included or required to be included in any Tax Return related thereto; and (iii) any liability for the payment of any amount of a type described in clause (i) or clause (ii) as a result of any obligation to indemnify or otherwise assume or succeed to the liability of any other Person.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes required to be filed with an Governmental Entity, including any schedule or attachment thereto, and including any amendment thereof.

“Terminated Employee” shall have the meaning set forth in Section 6.08(a).

“Termination Fee” shall have the meaning set forth in Section 9.03(b).

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute proposed or final Treasury Regulations.

“Voting Agreement” shall have the meaning set forth in the Recitals.

“Welfare Plan” shall have the meaning set forth in Section 5.14(b).

Section 10.13 Specific Performance. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at Law for money damages if any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party will be entitled to temporary and/or permanent injunction or injunctions which a court of competent jurisdiction concludes is justified to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at Law or in equity.

Section 10.14 Attorneys’ Fees and Costs. If attorneys’ fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, the prevailing party is entitled to recover reasonable attorneys’ fees and costs incurred therein and determined by the court to be justified.

Section 10.15 Rules of Construction. Whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision in this Agreement. Each use herein of the masculine, neuter or feminine gender is deemed to include the other genders. Each use herein of the plural includes the singular and vice versa, in each case as the context requires or as is otherwise appropriate. The word “or” is used in the inclusive sense. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent. References to a Person are also to its permitted successors or assigns. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 10.16 Articles, Sections, Exhibits and Schedules. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and do not control or affect the meaning, construction or interpretation of this Agreement or any particular section. Any and all schedules, exhibits, certificates or other documents or instruments referred to herein or attached hereto are and will be incorporated herein by reference hereto as though fully set forth herein.

Section 10.17 Public Disclosure. Neither EQBK nor Community, or any Affiliate or Subsidiary of the same, will make any announcement, statement, press release, acknowledgment or other public disclosure of the existence of, or reveal the terms, conditions or the status of, this Agreement or the transactions contemplated hereby without the prior written consent of the other parties to this Agreement (which shall not be unreasonably withheld, condition or delayed); provided, however, that (i) EQBK and Community are permitted to make any public disclosures or governmental filings as legal counsel may deem necessary to maintain compliance with or to prevent violations of applicable Law, that may be necessary to obtain regulatory approval for the transactions contemplated hereby, or that may be necessary to enforce the obligations under this Agreement and (ii) EQBK may disclose the existence of, or reveal the terms, conditions or the status of, this Agreement or the transactions contemplated hereby to potential investors in EQBK that is bound by a confidentiality agreement.

Section 10.18 Extension; Waiver. At any time prior to the Closing Date, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any of the agreements, covenants or conditions contained herein. Such action will be evidenced by a signed written notice given in the manner provided in Section 10.08. No party to this Agreement will by any act (except by a written instrument given pursuant to Section 10.08) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise nor any delay in exercising any right, power or privilege hereunder by any party hereto will operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion will not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder. Any party may unilaterally waive a right which is solely applicable to it.

Section 10.19 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by each of the parties hereto.

Section 10.20 No Third Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to confer upon any Persons, other than the parties hereto or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date first above written.

EQUITY BANCSHARES, INC.

By:	/s/ Brad S. Elliott
Name:	Brad S. Elliott
Title:	Chairman and Chief Executive Officer

COMMUNITY FIRST BANCSHARES, INC.

By:	/s/ Jerry P. Maland
Name:	Jerry P. Maland
Title:	Chairman, President and Chief Executive Officer

[Signature Page to Agreement and Plan of Reorganization]

Annex B

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) dated as of July 14, 2016 is executed by and among Equity Bancshares, Inc. (“EQBK”), a Kansas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), Community First Bancshares, Inc. (“Community”), an Arkansas corporation and registered bank holding company under the BHCA, Brad S. Elliott (“Elliott”), as proxy, and the Stockholders of Community listed on the signature page to this Agreement (referred to herein individually as a “Stockholder” and collectively as the “Stockholders”). Terms with their initial letters capitalized and not otherwise defined herein have the meanings given them in the Reorganization Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, EQBK and Community have entered into that certain Agreement and Plan of Reorganization, dated as of the date hereof (the “Reorganization Agreement”), providing for, among other things, EQBK’s acquisition of Community through the merger of Community with and into EQBK (the “Merger”);

WHEREAS, the Reorganization Agreement provides that all of the issued and outstanding shares of common stock, par value $0.10 per share, of Community (the “Common Stock”), other than Cancelled Shares and Dissenting Shares, will be exchanged for such consideration as set forth in the Reorganization Agreement;

WHEREAS, as a condition and inducement to EQBK’s willingness to enter into the Reorganization Agreement, each of the Stockholders have agreed to vote their shares of Common Stock in favor of approval of the Reorganization Agreement and the transactions contemplated thereby; and

WHEREAS, EQBK is relying on the agreements set forth herein in incurring expenses in reviewing the business of Community and its wholly-owned banking subsidiary, Community First Bank, an Arkansas state bank (the “Bank”), in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Merger, and the Stockholders are benefiting both from such expenditures by EQBK and by the terms of the Reorganization Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Community, EQBK, the Proxy Holder (as defined below) and the Stockholders undertake, promise, covenant and agree with each other as follows:

AGREEMENT

1. Each Stockholder, being the registered owner of the number of shares of Common Stock set forth below the Stockholder’s name on the signature pages hereto (for each such Stockholder, the “Shares”), will vote, direct to vote, or act by consent with respect to:

(a)	the Shares;

(b)	all Common Stock the Stockholder owns as of the record date of any meeting of the Stockholders of Community or otherwise as of the date of such vote or consent; and

(c)	all Common Stock the Stockholder owns beneficially and has the power and authority to direct the voting thereof as of the record date of any meeting of the Stockholders of Community or otherwise as of the date of such vote or consent

(clauses (a), (b) and (c), collectively, the “Proxy Shares”), in favor of approval of the Merger and any other transactions contemplated by the Reorganization Agreement.

2. If Community conducts a meeting of or otherwise seeks approval of its Stockholders with respect to any Acquisition Proposal (as defined in the Reorganization Agreement) or any other matter that may contradict this Agreement or the Reorganization Agreement or may prevent EQBK or Community from completing the Merger, then the Stockholders will vote the Proxy Shares against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

3. Each Stockholder shall not invite or seek any Acquisition Proposal, support (or publicly suggest that anyone else should support) any Acquisition Proposal that may be made, or ask the Community Board to consider, support or seek any Acquisition Proposal or otherwise take any action designed to make any Acquisition Proposal more likely. None of the Stockholders shall meet or otherwise communicate with any Person that makes or is considering making an Acquisition Proposal or any representative of such Person after becoming aware that the Person has made or is considering making an Acquisition Proposal. Each Stockholder shall promptly advise Community of each contact the Stockholder or any of the Stockholder’s representatives may receive from any Person relating to any Acquisition Proposal or otherwise indicating that any Person may wish to participate or engage in any transaction arising out of any Acquisition Proposal and will provide Community with all information EQBK requests that is available to the Stockholder regarding any such Acquisition Proposal or possible Acquisition Proposal. Each Stockholder will not make any claim or join in any litigation alleging that the Community Board is required to consider, endorse or support any Acquisition Proposal or to invite or seek any Acquisition Proposal. Each Stockholder shall not take any other action that is reasonably likely to make consummation of the Merger less likely or to impair EQBK’s ability to exercise any of the rights granted by the Reorganization Agreement. Notwithstanding the foregoing and for purposes of clarity, nothing contained herein shall prevent any Stockholder from taking actions on behalf of Community, solely in his or her capacity as a director or officer of Community, that are expressly permitted by Section 5.22 of the Reorganization Agreement.

4. Each Stockholder, severally, but not jointly, represents and warrants to EQBK that:

(a)	Stockholder (i) owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Shares free and clear of all liens or encumbrances, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of the Shares and there are no voting trusts or voting agreements with respect to the Shares.

(b)	Stockholder does not beneficially own any Common Stock other than (i) the Shares and (ii) any options, warrants or other rights to acquire any additional shares of Common Stock or any security exercisable for or convertible into shares of Common Stock, set forth on the signature page of this Agreement.

(c)	Stockholder has full corporate power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder (including the proxy described in Section 5 below). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

(d)	None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or law applicable to Stockholder or to Stockholder’s property or assets.

(e)	No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of Stockholder’s spouse is necessary under any “community property” or other laws in order for Stockholder to enter into and perform its obligations under this Agreement.

(f)	Stockholder hereby (a) confirms his or her knowledge of the availability of the rights of dissenting Stockholders under the Arkansas Business Corporation Act of 1987 (the “ABCA”) with respect to the Merger and (b) confirms receipt of a copy of the provisions of the ABCA related to the rights of dissenting Stockholders. Each Stockholder hereby waives and agrees not to assert, and shall use its best efforts to cause any of its Affiliates who hold of record any of the Stockholder’s Shares to waive and not to assert, any appraisal rights with respect to the Merger that the Stockholder or such Affiliate may now or hereafter have with respect to any Shares (or any other shares of capital stock of Community that the Stockholder shall hold of record at the time that the Stockholder may be entitled to assert appraisal rights with respect to the Merger) whether pursuant to the ABCA or otherwise.

2. In order to better effect the provisions of Sections 1 and 2 of this Agreement, each Stockholder hereby revokes any previously executed proxies and hereby constitutes and appoints Elliott, with full power of substitution, his true and lawful proxy and attorney-in-fact (the “Proxy Holder”) to vote at any meeting of the Stockholders of Community all of the Proxy Shares in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement, with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Stockholder or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form. This proxy shall be limited strictly and solely to the power and authority to vote the Proxy Shares in the manner and for the purpose set forth in Sections 1 and 2 of this Agreement and shall not extend to any other matters.

3. Each Stockholder hereby covenants and agrees that until this Agreement is terminated in accordance with its terms, each Stockholder will not, and will not agree to, without the consent of EQBK, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate, cause to be redeemed or otherwise dispose of (any such transaction, a “Transfer”) any of the Shares or grant any proxy or interest in or with respect to any Shares or deposit any such Shares into a voting trust or enter into another voting agreement or arrangement with respect to such Shares except as contemplated by this Agreement. Any attempted Transfer of Shares or any interest therein in violation of this Section shall be null and void. This Section shall not prohibit a Transfer of the Shares to any member of Stockholder’s immediate family, to another Stockholder, to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or upon the death of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to EQBK, to be bound by all of the terms of this Agreement.

4. Elliott, by his execution below, agrees to (A) vote all of the Stockholders’ Proxy Shares at any meeting of the Stockholders of Community, in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement, with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Stockholder or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form and (B) in the event of an Acquisition Proposal, to vote all of the Stockholders’ Proxy Shares at any meeting of the Stockholders of Community, against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

5. Each Stockholder acknowledges that EQBK and Community are relying on this Agreement in incurring expenses in connection with EQBK’s reviewing Community and the Bank’s business, in Community’s cooperation with EQBK’s preparation of a proxy statement and Registration Statement on Form S-4, in EQBK’s proceeding with the filing of applications for regulatory approvals, and in their undertaking other actions necessary for completing the Merger and that THE PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, INCLUDING TO THE EXTENT APPLICABLE, SECTION 4-27-722 OF THE ARKANSAS BUSINESS CORPORATION ACT OF 1987. The Stockholders and Community acknowledge that the performance of this Agreement is intended to benefit EQBK.

6. This Agreement shall remain in effect until the earlier to occur of (a) the termination of the Reorganization Agreement, as it may be amended or extended from time to time, pursuant to the terms and conditions contained therein, or (b) completion of the transactions contemplated by the Reorganization Agreement.

7. Elliott may, in his sole discretion, appoint a substitute proxy to act as Proxy Holder under this Agreement; provided, that any substitute proxy shall agree in writing to be bound by the terms and conditions of this Agreement. In the event of the death, disability or incapacity of Elliott, EQBK, in its sole discretion, may appoint a substitute proxy to act as Proxy Holder under this Agreement.

8. The vote of the Proxy Holder will control in any conflict between his vote of the Proxy Shares and a vote by the substitute proxy holder or the Stockholders of the Proxy Shares, and Community agrees to recognize the vote of the Proxy Holder instead of the vote of substitute proxy holder or the Stockholders if the substitute proxy holder or the Stockholders do not vote in accordance with Sections 1 and 2 of this Agreement.

9. This Agreement may be amended, modified or supplemented with respect to a particular Stockholder only by an instrument in writing executed by EQBK, Community and that Stockholder. Any such amendment, modification or supplement shall only apply to the Stockholder(s) executing such written agreement and this Agreement will remain in full force and effect with respect to Stockholders who do not execute such written agreement.

10. For the convenience of the parties hereto, this Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Agreement. An email or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon.

11. This Agreement, the Reorganization Agreement and the other agreements, documents, schedules and instruments signed and delivered by the parties to each other at the Closing are the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement is binding unless hereafter made in writing and signed by the party to be bound, and no modification will be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

12. Any and all notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date of this Agreement by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by U.S. mail or (except in the case of payments) by email, at the respective addresses or transmission numbers set forth below and is deemed delivered (a) in the case of personal delivery or email, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of an overnight courier service, one (1) Business Day after delivery to such courier service with and instructions for overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section. All communications must be in writing and addressed as follows:

IF TO COMMUNITY, THE STOCKHOLDERS:

Jerry P. Maland

Chairman, President and Chief Executive Officer

Community First Bancshares, Inc.

200 East Ridge Avenue

Harrison, Arkansas 72601

Email: maland@communityfirstbank.com

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Dan R. Bowers

Bowers Law Firm

1413 McCoy Drive, Suite A

Harrison, Arkansas 72601

Email: bowers@windstream.net

AND

Jonathan S. Hightower

Bryan Cave LLP

1201 West Peachtree Street, NW, 14th Floor

Atlanta, Georgia 30309

IF TO EQBK OR PROXY HOLDER:

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

Email: belliott@equitybank.com

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Michael G. Keeley, Esq.

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201-7932

Email: mike.keeley@nortonrosefulbright.com

13. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF KANSAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION. VENUE FOR ANY CAUSE OF ACTION BETWEEN THE PARTIES TO THIS AGREEMENT WILL LIE IN SEDGWICK COUNTY, KANSAS. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

14. All of the terms, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Agreement may assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section shall be null and void. Nothing contained in this Agreement, express or implied, is intended to confer upon any Persons, other than the parties hereto or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

15. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) this Agreement is to be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and (c) there will be added automatically as a part of this Agreement a provision mutually agreed to which is similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

16. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages if any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party will be entitled to temporary and/or permanent injunction or injunctions which a court of competent jurisdiction concludes is justified to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EQUITY BANCSHARES, INC.

By:
Name:	Brad S. Elliott
Title:	Chairman and Chief Executive Officer

PROXY HOLDER:

Brad S. Elliott

COMMUNITY FIRST BANCSHARES, INC.

By:
Name:	Jerry P. Maland
Title:	Chairman, President and Chief Executive Officer

STOCKHOLDERS

[Name]
Number of Shares:

[Name]
Number of Shares:

[Name]
Number of Shares:

[Name]
Number of Shares:

[Signature Page to Voting Agreement]

Annex C

FORM OF DIRECTOR SUPPORT AGREEMENT

This DIRECTOR SUPPORT AGREEMENT (the “Agreement”) is made and entered into as of                     , 2016, by and between Equity Bancshares, Inc. (“EQBK”), a Kansas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and                     , an individual resident of the State of Arkansas (“Director”). Terms with their initial letters capitalized and not otherwise defined herein have the meanings given them in the Reorganization Agreement (as defined below).

RECITALS

WHEREAS, EQBK, and Community First Bancshares, Inc. (“Community”), an Arkansas corporation and registered bank holding company under the BHCA, have entered into an Agreement and Plan of Reorganization, dated as of the date hereof (the “Reorganization Agreement”), providing for EQBK’s acquisition of Community through the merger of Community with and into EQBK (the “Merger”);

WHEREAS, as a condition and inducement to EQBK’s willingness to enter into the Reorganization Agreement, EQBK and Director have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration for receipt of such confidential information and trade secrets and in consideration of the premises and mutual covenants contained herein and in the Reorganization Agreement intending to be legally bound hereby, EQBK and Director agree as follows;

AGREEMENT

1. Director Support. Director agrees to use his or her best efforts to refrain from harming the goodwill of Community, any Subsidiary of Community (“Community Subsidiary”), EQBK or any Subsidiary of EQBK, and their respective customer, client and vendor relationships. During the term of this Agreement, Director agrees also to consider Equity Bank, a Kansas state bank with its principal office in Andover, Kansas (“Equity Bank”), when obtaining banking products or services for his or her personal or business needs; provided, however, that this Agreement shall not require Director to contact Equity Bank for a proposal on any such needs.

2. Director Covenants.

(a) Director acknowledges that he has received substantial, valuable consideration, including confidential trade secret and proprietary information relating to the identity and special needs of current and prospective customers of Community or any Community Subsidiary, Community’s and any Community Subsidiary’s current and prospective services, Community’s and any Community Subsidiary’s business projections and market studies, Community’s and any Community Subsidiary’s business plans and strategies, Community’s and any Community Subsidiary’s studies and information concerning special services unique to Community or any Community Subsidiary. Director further acknowledges and agrees that this consideration constitutes fair and adequate consideration for the execution of the non-solicitation and non-competition restrictions set forth below. Accordingly, other than in any capacity for or on behalf of EQBK or any subsidiary of EQBK, Director agrees that Director will not, directly or indirectly, individually or as an employee, partner, officer, director or shareholder or in any other capacity whatsoever:

i.	solicit the business of any person or entity who is a customer of Community or any Community Subsidiary as of the date of this Agreement or as of the Closing Date on behalf of any other insured depository institution for the purpose of providing financial services to such person or entity;

ii.

acquire any interest in (directly or indirectly), charter, operate or enter into any franchise or other management agreement with any insured depository institution that has a location within 50 miles of any location of Community or Community Subsidiary (the “Noncompete Area”) (but notwithstanding the foregoing, Director may (1) retain any existing ownership interest in any insured depository institution as disclosed on Schedule 1 attached hereto, (2) acquire an ownership interest in any publicly-traded depository institution, so long as that ownership interest does not exceed 1% of the total number of shares outstanding of that depository institution, and (3) invest in an existing mutual fund that invests, directly or indirectly, in such insured depository institutions);

iii.	from and after the Effective Time, serve as an officer, director, employee, agent or consultant to any insured depository institution that has a location within the Noncompete Area;

iv.	establish or operate a branch or other office of an insured depository institution within the Noncompete Area; or

v.	recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer others concerning employment, any person who is, or within the 12 months preceding the Closing Date was, an employee of Community or any Community Subsidiary; but nothing in this Section 2(a)(v) applies to employment other than in financial services.

Director may not avoid the purpose and intent of this Section 2(a) by engaging in conduct within the Noncompete Area from a remote location through means such as telecommunications, written correspondence, computer generated or assisted communications, or other similar methods.

(b) If any court of competent jurisdiction should determine that the terms of this Section 2 are too broad in terms of time, geographic area, lines of commerce or otherwise, that court is to modify and revise any such terms so that they comply with applicable law.

(c) Director agrees that (i) this Agreement is entered into in connection with the sale to EQBK of the goodwill of the business of Community First Bank, an Arkansas state bank with its principal offices in Harrison, Arkansas (the “Bank”), (ii) Director is receiving valuable consideration for this Agreement, (iii) the restrictions imposed upon Director by this Agreement are essential and necessary to ensure EQBK acquires the goodwill of the Bank, and (iv) all the restrictions (including particularly the time and geographical limitations) set forth in this Agreement are fair and reasonable.

3. Early Resolution Conference. This Agreement is understood to be clear and enforceable as written and is executed by both parties on that basis. However, should Director later challenge any provision as unclear, unenforceable, or inapplicable to any competitive activity that Director intends to engage in, Director will first notify EQBK in writing and meet with a EQBK representative and a neutral mediator (if EQBK elects to retain one at its expense) to discuss resolution of any disputes between the parties. Director will provide this notice at least twenty-one (21) days before Director engages in any activity on behalf of a competing business or engages in other activity that could foreseeably fall within a questioned restriction. If Director fails to comply with this requirement, Director waives his right to challenge the reasonable scope, clarity, applicability or enforceability of this Agreement and its restrictions at a later time.

4. Termination. This Agreement and all obligations hereunder will terminate on the earlier of (a) the date the Reorganization Agreement is terminated pursuant to Section 9.01 of the Reorganization Agreement or (b) the date that is twenty-four (24) months after the Closing Date.

5. Waiver, Amendment and Modification. Any party may unilaterally waive a right which is solely applicable to it. Such action will be evidenced by a signed written notice. No failure to exercise nor any delay in exercising any right, power or privilege hereunder by any party hereto will operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion will not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by each of the parties hereto.

6. Governing Law. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF KANSAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION. VENUE FOR ANY CAUSE OF ACTION BETWEEN THE PARTIES TO THIS AGREEMENT WILL LIE IN SEDGEWICK COUNTY, KANSAS. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

7. Binding Effect; Assignment. All of the terms, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Agreement may assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section shall be null and void.

8. No Third Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to confer upon any Persons, other than the parties hereto or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) this Agreement is to be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and (c) there will be added automatically as a part of this Agreement a provision mutually agreed to which is similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

10. Specific Performance. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages if any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party will be entitled to temporary and/or permanent injunction or injunctions which a court of competent jurisdiction concludes is justified to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

11. Entire Agreement. This Agreement, the Reorganization Agreement, the Voting Agreement and the other agreements, documents, schedules and instruments signed and delivered by the parties to each other at the Closing are the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement is binding unless hereafter made in writing and signed by the party to be bound, and no modification will be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

12. Rules of Construction. Descriptive headings as to the contents of particular sections are for convenience only and do not control or affect the meaning, construction or interpretation of this Agreement or any particular section. Whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision in this Agreement. Each use herein of the masculine, neuter or feminine gender is deemed to include the other genders. Each use herein of the plural includes the singular and vice versa, in each case as the context requires or as is otherwise appropriate. The word “or” is used in the inclusive sense. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent. References to a Person are also to its permitted successors or assigns. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

13. Notice. Any and all notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date of this Agreement by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by U.S. mail or (except in the case of payments) by facsimile transmission, at the respective addresses or transmission numbers set forth below and is deemed delivered (a) in the case of personal delivery, facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of an overnight courier service, one (1) Business Day after delivery to such courier service with and instructions for overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section. All communications must be in writing and addressed as follows:

If to Director:

If to EQBK:

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

Facsimile: (316) 681-0839

With a copy (which shall not constitute notice) to:

Michael G. Keeley, Esq.

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201-7932

Facsimile: (214) 855-8200

14. Articles, Sections, Exhibits and Schedules. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and do not control or affect the meaning, construction or interpretation of this Agreement or any particular section. Any and all schedules, exhibits, certificates or other documents or instruments referred to herein or attached hereto are and will be incorporated herein by reference hereto as though fully set forth herein.

15. Multiple Counterparts. For the convenience of the parties hereto, this Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Agreement. A facsimile or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

DIRECTOR

[NAME]

EQUITY BANCSHARES, INC.

By:
Name:	Brad S. Elliott
Title:	Chairman and Chief Executive Officer

[Signature Page to Director Support Agreement]

ANNEX D

OPINION OF STEPHENS INC.

July 12, 2016

Board of Directors

Community First Bancshares, Inc.

200 East Ridge Avenue

Harrison, AR 72601

Members of the Board:

You have engaged us as a financial advisor in connection with the proposed merger of Community First Bancshares, Inc. (the “Company”) with and into Equity Bancshares, Inc. (the “Buyer”) (collectively, the “Transaction”), and you have requested our opinion (the “Opinion”) as to the fairness to the disinterested stockholders of the Company (the “Stockholders”) from a financial point of view of the consideration to be received by the Stockholders in the Transaction. For purposes of our Opinion, the term “Stockholders” means holders of Company common stock other than (i) any holder of ten percent or more of the outstanding stock of the Company and (ii) the Buyer or any of its affiliates. The terms and conditions of the Transaction are more fully set forth in an Agreement and Plan of Reorganization (the “Agreement”) expected to be dated July 14, 2016.

In connection with rendering our Opinion we have:

(i)	analyzed certain audited financial statements and management reports regarding the Company and the Buyer;

(ii)	analyzed certain internal financial statements and other financial and operating data concerning the Company and the Buyer prepared by management of the Company and Buyer, respectively;

(iii)	analyzed, on a pro forma basis, the effect of the Transaction on the balance sheet, capitalization ratios, earnings and book value both in the aggregate and, where applicable, on a per share basis of the Buyer;

(iv)	reviewed the reported prices and trading activity for the common stock of the Buyer;

(v)	compared the financial performance of the Company and the Buyer with that of certain other publicly-traded companies and their securities that we deemed relevant to our analysis of the Transaction;

(vi)	reviewed the financial terms, to the extent publicly available, of certain merger or acquisition transactions that we deemed relevant to our analysis of the Transaction;

(vii)	reviewed the most recent draft of the Agreement and related documents provided to us by the Company;

(viii)	discussed with management of the Company and the Buyer the operations of and future business prospects for the Company and the Buyer and the anticipated financial consequences of the Transaction to the Company and the Buyer;

(ix)	assisted in your deliberations regarding the material terms of the Transaction and your negotiations with Buyer; and

(x)	performed such other analyses and provided such other services as we have deemed appropriate.

We have relied on the accuracy and completeness of the information and financial data provided to us by the Company and the Buyer and of the other information reviewed by us in connection with the preparation of our Opinion, and our Opinion is based upon such information. We have not independently verified the accuracy or completeness of the information and financial data on which our Opinion is based. The managements of the Company and the Buyer have assured us that they are not aware of any relevant information that has been omitted or remains undisclosed to us. We have not assumed any responsibility for making or undertaking an independent evaluation or appraisal of any of the assets or liabilities of the Company or of the Buyer, and we have not been furnished with any such evaluations or appraisals; nor have we evaluated the solvency or fair value of the Company or of the Buyer under any laws relating to bankruptcy, insolvency or similar matters. In addition, we have not received or reviewed any individual credit files nor have we made an independent evaluation of the adequacy of the allowance for loan losses of the Company or the Buyer. We have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or of the Buyer. With respect to the financial forecasts prepared by the management of the Company, we have assumed that such financial forecasts have been reasonably prepared and reflect the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the financial results reflected by such projections will be realized as predicted. We have also assumed that the representations and warranties contained in the Agreement and all related documents are true, correct and complete in all material respects.

We understand that, prior to the consummation of the Transaction, the Company intends to distribute to its stockholders in kind the stock of White River Bancshares Company now held by the Company. With your permission, our Opinion assumes that such distribution is completed, as expected, prior to the consummation of the Transaction. Except for the assumption that such distribution is completed, as expected, prior to the consummation of the Transaction, our Opinion does not address such distribution and does not consider such distribution to be a part of the Transaction.

As part of our investment banking business, we regularly issue fairness opinions and are continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwritings, mergers and acquisitions and valuations for estate, corporate and other purposes. We are familiar with the Company and the Buyer and have previously provided investment banking services to the Buyer and issue periodic research reports regarding the Buyer’s business activities and prospects, and we expect to provide similar services in the future. We have received fees for providing investment banking services to the Buyer in the past and we expect to pursue and may also receive fees for future services. During the two years preceding the date of this letter, we have not received any investment banking fees from the Company, but we have provided securities brokerage services to both the Company and Buyer and have received customary compensation for such services. We also served as an underwriter for the Buyer in its IPO in 2015, and we received investment banking compensation for our services as an underwriter in that transaction. We serve as financial adviser to the Company in connection with the Transaction, and we are entitled to receive from the Company reimbursement of our expenses and a fee for our services as financial adviser to the Company, a significant portion of which is contingent upon the consummation of the Transaction. We are also entitled to receive a fee from the Company for providing our Opinion to the Company. The Company has also agreed to indemnify us for certain liabilities arising out of our engagement, including certain liabilities that could arise out of our providing this Opinion letter. In the ordinary course of business, Stephens Inc. and its affiliates at any time may hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers, in debt or equity securities or options on securities of the Company or of any other participant in the Transaction.

We are not legal, accounting, regulatory or tax experts and we have relied solely, and without independent verification, on the assessments of the Company and its other advisors with respect to such matters. We have assumed, with your consent, that the Transaction will not result in any materially adverse legal, accounting, regulatory or tax consequences for the Company or the Stockholders.

Our Opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this Opinion and that we do not have any obligation to update, revise or reaffirm this Opinion. We have assumed that the Transaction will be consummated on the terms of the latest draft of the Agreement provided to us, without material waiver or modification. We have assumed that in the course of obtaining the necessary regulatory, lending or other consents or approvals (contractual or otherwise) for the Transaction, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that would have a material adverse effect on the contemplated benefits of the Transaction to the Company or the Stockholders.

This Opinion is for the use and benefit of the Board of Directors of the Company for the purposes of its evaluation of the Transaction. Our Opinion does not address the merits of the underlying decision by the Company to engage in the Transaction, the merits of the Transaction as compared to other alternatives potentially available to the Company or the relative effects of any alternative transaction in which the Company might engage, nor is it intended to be a recommendation to any person as to any specific action that should be taken in connection with the Transaction. This Opinion is not intended to confer any rights or remedies upon any other person. In addition, except as explicitly set forth in this letter, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the Stockholders. We have not been asked to express any opinion, and do not express any opinion, as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or to any group of such officers, directors or employees, relative to the compensation to Stockholders of the Company. Our fairness opinion committee has approved the Opinion set forth in this letter. Neither this Opinion nor its substance may be disclosed by you to anyone other than your advisors without our written permission. Notwithstanding the foregoing, this Opinion letter and a summary discussion of our underlying analyses and role as financial adviser to the Company may be included in communications to Stockholders of the Company, provided that we approve of the content of such disclosures prior to any filing, distribution or publication of such communications.

Based upon the foregoing and our general experience as investment bankers, and subject to the assumptions and qualifications stated herein, it is our opinion on the date hereof that the consideration to be received by the Stockholders in the Transaction is fair to them from a financial point of view.

Very truly yours,

STEPHENS INC.

/s/ Stephens Inc.

ANNEX E

OPINION OF KEEFE, BRUYETTE & WOODS, INC.

[LOGO]

July 12, 2016

The Board of Directors

Equity Bancshares, Inc.

7701 East Kellog Drive

Suite 200

Wichita, KS 67207

Members of the Board:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to Equity Bancshares, Inc. (“EQBK”) of the Aggregate Merger Consideration (as defined below) in the proposed merger (the “Merger”) of Community First Bancshares, Inc. (“Community First”) with and into EQBK, pursuant to the Agreement and Plan of Reorganization (the “Agreement”) to be entered into by and between EQBK and Community First. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any further action on the part of EQBK, Community First or any holder of common stock, par value $0.10 per share, of Community First (“Community First Common Stock”), each share of Community First Common Stock that is issued and outstanding immediately prior to the Effective Time (except for the Cancelled Shares and Dissenting Shares (each as defined in the Agreement)) will be converted into and become the right to receive: (i) 7.261 shares of Class A common stock, par value $0.01 per share, of EQBK (“EQBK Class A Common Stock” and, such number of shares of EQBK Class A Common Stock, the “Stock Consideration”) and (ii) $27.30 in cash (the “Cash Consideration”), subject to downward adjustment as set forth in the Agreement (as to which we express no opinion). The aggregate Stock Consideration and the aggregate Cash Consideration, taken together, are referred to herein as the “Aggregate Merger Consideration.” The terms and conditions of the Merger are more fully set forth in the Agreement.

The Agreement further provides that, (a) immediately following the Merger or at such later time as EQBK may determine, Community First Bank, a wholly-owned subsidiary of Community First, will be merged with and into Equity Bank, a wholly-owned subsidiary of EQBK (such transaction, the “Bank Merger”), pursuant to a separate merger agreement, and (b) at or prior to the closing of the Merger, Community First Community will distribute all of its equity interest in White River Bancshares Company (“White River”), or any proceeds from the disposition of Community’s equity interest in White River, to the stockholders of Community (any such distribution, the “White River Distribution”). For purposes of our opinion and with the consent of EQBK, we have assumed, in all respects material to our analyses, the occurrence of the White River Distribution.

KBW has acted as financial advisor to EQBK and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of their broker-dealer businesses, KBW and its affiliates may from time to time purchase

Keefe, Bruyette & Woods, Inc. • 787 7th Avenue • New York, NY 10019

securities from, and sell securities to, EQBK and Community First and, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of EQBK for their own accounts and for the accounts of their respective customers and clients. We have acted exclusively for the board of directors of EQBK (the “Board”) in rendering this opinion and will receive a fee from EQBK for our services. A portion of our fee became payable upon the signing of the engagement letter, a portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, EQBK has agreed to indemnify us for certain liabilities arising out of our engagement.

In addition to this present engagement, in the past two years, KBW has provided investment banking and financial advisory services to EQBK and received compensation for such services. KBW acted as a bookrunning manager in the EQBK initial public offering in November 2015. In the past two years, KBW has not provided investment banking and financial advisory services to Community First. We may in the future provide investment banking and financial advisory services to EQBK or Community First and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of EQBK and Community First and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated July 11, 2016 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2015 of EQBK; (iii) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 of EQBK; (iv) the audited financial statements for the three fiscal years ended December 31, 2015 of Community First; (v) the unaudited financial statements for the fiscal quarter ended March 31, 2016 and month ended April 30, 2016 of Community First; (vi) certain regulatory filings of EQBK and Community First and their respective subsidiaries, including (as applicable) the semi-annual reports on Form FR Y-9, the quarterly reports on Form FR Y-9SP, and the call reports filed with respect to each period applicable to such reports during the three year period ended December 31, 2015 and the quarter ended March 31, 2016; (vii) certain other interim reports and other communications of EQBK and Community First to their respective stockholders; and (viii) other financial information concerning the businesses and operations of EQBK and Community First furnished to us by EQBK and Community First or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of EQBK and Community First; (ii) the assets and liabilities of EQBK and Community First; (iii) the nature and terms of certain other merger transactions and business combinations in the banking industry; (iv) a comparison of certain financial and stock market information of EQBK and certain financial information of Community First with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of Community First prepared by Community First management, and provided to us and discussed with us by such management and used and relied upon by us based on such discussions, at the direction of EQBK management and with the consent of the Board; (vi) the publicly available consensus “street estimates” of EQBK for 2016 and 2017, as well as assumed EQBK long-term growth rates provided to us by EQBK management, all of which information was discussed with us by such management and used and relied upon by us at the direction of such management and with the consent of the Board; and (vii) estimates regarding certain pro forma financial effects of the Merger on EQBK (including without limitation the potential cost savings and related expenses expected to result or be derived from the Merger) that were prepared by EQBK management, provided to and discussed with us by such management, and used and relied upon at the direction of such management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. We have also participated in discussions that were held with the respective managements of

Keefe, Bruyette & Woods, Inc. • 787 7th Avenue • New York, NY 10019

EQBK and Community First regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of EQBK, upon the management of Community First as to the reasonableness and achievability of the financial and operating forecasts and projections of Community First (and the assumptions and bases thereon) that were prepared and provided to us by, and discussed with us by, such management, and we have assumed that such forecasts and projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied upon EQBK management as to the reasonableness and achievability of the publicly available consensus “street estimates” of EQBK, the assumed EQBK long-term growth rates and the estimates regarding certain pro forma financial effects of the Merger on EQBK (including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger) referred to above and the assumptions and bases for such information. We have assumed, at the direction of EQBK, that such information was reasonably prepared on bases reflecting, or in the case of the publicly available consensus “street estimates” referred to above are consistent with, the best currently available estimates and judgments of EQBK management, and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.

It is understood that the forecasts, projections and estimates of EQBK and Community First that provided to and discussed with us were not prepared with the expectation of public disclosure, that all such forecasts, projections and estimates, together with the publicly available consensus “street estimates” of EQBK referred to above, are based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of EQBK and Community First, and with the consent of the Board, that all such information provides a reasonable basis upon which we could form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either EQBK or Community First since the date of the last financial statements of each such entity that were made available to us. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for loan and lease losses for EQBK and Community First are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of EQBK or Community First, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of EQBK or Community First under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

We have assumed, in all respects material to our analyses, the following: (i) that the Merger will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we

Keefe, Bruyette & Woods, Inc. • 787 7th Avenue • New York, NY 10019

have assumed will not differ in any respect material to our analyses from the draft version reviewed) with no additional payments or adjustments to the Aggregate Merger Consideration; (ii) that any related transactions (including the Bank Merger and the White River Distribution) will be completed as contemplated by the Agreement or as otherwise described to us by representatives of EQBK; (iii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iv) that each party to the Agreement or any of the related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (v) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger and any related transactions (including the Bank Merger and the White River Distribution) and that all conditions to the completion of the Merger and any related transaction will be satisfied without any waivers or modifications to the Agreement or any related documents; and (vi) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions (including the Bank Merger and the White River Distribution), no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of EQBK, Community First or the pro forma entity or the contemplated benefits of the Merger, including the cost savings and related expenses expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of EQBK that EQBK has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to EQBK, Community First, the Merger and any related transaction (including the Bank Merger and the White River Distribution), and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Aggregate Merger Consideration in the Merger to EQBK. We express no view or opinion as to any other terms or aspects of the Merger or any terms or aspects of any related transaction, including without limitation, the form or structure of the Merger (including the form of Aggregate Merger Consideration or the allocation thereof between cash and stock) or any related transaction, the treatment of outstanding trust preferred securities of Community First in the Merger, any consequences of the Merger to EQBK, its stockholders, creditors or otherwise, or any terms, aspects or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of EQBK to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by EQBK or the Board, (iii) the fairness of the amount or nature of any compensation to any of EQBK’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of any class of EQBK common stock or Community First Common Stock or relative to the Aggregate Merger Consideration, (iv) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of EQBK, Community First or any other party to any transaction contemplated by the Agreement, (v) any adjustment (as provided in the Agreement) to the aggregate Cash Consideration assumed to be paid in the Merger for purposes of our opinion, (vi) whether EQBK has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate Cash Consideration to the holders of Community First Common Stock at the closing of the Merger, (vii) the actual value of EQBK Class A Common Stock to be issued in the Merger, (viii) the prices, trading range or volume at which EQBK Class A Common Stock will trade following the public announcement of the Merger or

Keefe, Bruyette & Woods, Inc. • 787 7th Avenue • New York, NY 10019

the prices, trading range or volume at which EQBK Class A Common Stock may trade following the consummation of the Merger, (ix) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (x) any legal, regulatory, accounting, tax or similar matters relating to EQBK, Community First, any of their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any other related transaction (including the Bank Merger and the White River Distribution), including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Board as to how it should vote on the Merger or to any holder of any class of EQBK common stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Merger Consideration in the Merger is fair, from a financial point of view, to EQBK.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc. • 787 7th Avenue • New York, NY 10019

ANNEX F

ARKANSAS CODE ANNOTATED

DISSENTERS’ RIGHTS

Ark. Code Ann. § 4-27-1301 et seq.

§ 4-27-1301. Definitions

In this subchapter:

(1) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) “Dissenter” means a shareholder who is entitled to dissent from corporate action under § 4-27-1302 and who exercises that right when and in the manner required by §§ 4-27-1320—4-27-1328.

(3) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) “Shareholder” means the record shareholder or the beneficial shareholder.

§ 4-27-1302. Right of dissent

(a) A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(1) Consummation of a plan of conversion to which the corporation is a party;

(2) Consummation of a plan of merger to which the corporation is a party if:

(A) Shareholder approval is required for the merger by § 4-27-1107 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

(B) The corporation is a subsidiary that is merged with its parent under § 4-27-1108;

(3) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(4) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale under court order or a sale for cash under a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

(5) An amendment to the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares because it:

(i) Alters or abolishes a preferential right of the shares;

(ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under § 4-27-604; or

(6) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provide that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this subchapter may not challenge the corporate action creating the shareholder’s entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 4-27-1303. Partial dissenters

(a) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:

(1) he submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(2) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

§§ 4-27-1304 to 4-27-1319. Reserved

§§ 4-27-1304 to 4-27-1319. Reserved

Part B. Procedure for Exercise of Dissenters’ Rights

§ 4-27-1320. Notice; general provision

(a) If proposed corporate action creating dissenters’ rights under § 4-27-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

(b) If corporate action creating dissenters’ rights under § 4-27-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenters’ notice described in § 4-27-1322.

§ 4-27-1321. Payment upon demand; notice

(a) If proposed corporate action creating dissenters’ rights under § 4-27-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) must not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this subchapter.

§ 4-27-1322. Notice; procedure in content

(a) If proposed corporate action creating dissenters’ rights under § 4-27-1302 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of § 4-27-1321.

(b) The dissenters’ notice must be sent no later than ten (10) days after the corporate action was taken, and must:

(1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not he acquired beneficial ownership of the shares before that date;

(4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date subsection (a) the notice is delivered; and

(5) be accompanied by a copy of this subchapter.

§ 4-27-1323. Payment upon demand; procedure

(a) A shareholder sent a dissenters’ notice described in § 4-27-1322 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to § 4-27-1322(b)(3), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under this subchapter.

§ 4-27-1324. Transfer restrictions; uncertificated shares

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under § 4-27-1326.

(b) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

§ 4-27-1325. Payment by corporation

(a) Except as provided in § 4-27-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with § 4-27-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b) The payment must be accompanied by:

(1) the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation’s estimate of the fair value of the shares;

(3) an explanation of how the interest was calculated;

(4) a statement of the dissenter’s right to demand payment under § 4-27-1328; and

(5) a copy of this subchapter.

§ 4-27-1326. Corporate action; time limitation

(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under § 4-27-1322 and repeat the payment demand procedure.

§ 4-27-1327. Election to withhold payment

(a) A corporation may elect to withhold payment required by § 4-27-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under § 4-27-1328.

§ 4-27-1328. Disputed payment or offer; procedure

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under § 4-27-1325), or reject the corporation’s offer under § 4-27-1327 and demand payment of the fair value of his shares and interest due, if:

(1) the dissenter believes that the amount paid under § 4-27-1325 or offered under § 4-27-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(2) the corporation fails to make payment under § 4-27-1325 within sixty (60) days after the date set for demanding payment; or

(3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

§ 4-27-1329. Reserved

Part C. Judicial Appraisal of Shares

§ 4-27-1330. Judicial proceedings

(a) If a demand for payment under § 4-27-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the circuit court of the county where the corporation’s principal office is located or the Pulaski County Circuit Court if the corporation does not have a principal office in this state. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under § 4-27-1327.

§ 4-27-1331. Costs and attorneys fees

(a) The court in an appraisal proceeding commenced under § 4-27-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under § 4-27-1328.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of §§ 4-27-1320—4-27-1328; or

(2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers of Equity.

Section 17-6305 of the Kansas General Corporation Code provides that a corporation has the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney’s fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. Similarly, a Kansas corporation may also indemnify any person described in the previous sentence who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that any person found liable to the corporation may be indemnified only if a court has determined such person is fairly and reasonably entitled to indemnity for such expenses. To the extent that a present or former director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any foregoing action, suit or proceeding, or in defense of any claim, issue or matter therein, Section 17-6305 of the Kansas General Corporation Code provides that such director, officer, employee or agent will be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.

Equity’s Articles of Incorporation and Bylaws provide that we will indemnify each of Equity’s officers and directors to the fullest extent permitted by Kansas law and that any modification or repeal of Equity’s Articles of Incorporation or Bylaws will not adversely affect this indemnification right of Equity’s officers and directors with respect to any act or omission occurring prior to such modification or repeal. Equity’s Bylaws further provide that any expenses (including attorneys’ fees) actually and reasonably incurred by Equity’s officers and directors in connection with their defense of any indemnifiable proceeding or the enforcement of their indemnification rights will be paid by Equity in advance of the disposition of such action upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that they were not entitled to be indemnified.

As permitted by Section 17-6002(b)(8) of the Kansas General Corporation Code, Equity’s Articles of Incorporation eliminate a director’s liability to Equity and Equity’s stockholders for monetary damages for breach of a fiduciary duty as a director, except for (a) any breach of the director’s duty of loyalty to Equity or Equity’s stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) certain transactions under Section 17-6424 of the Kansas General Corporation Code (relating to liability for unauthorized acquisitions or redemptions of, or payment of dividends on, capital stock), or (d) for any transaction from which the director derived an improper personal benefit.

Equity’s Bylaws also provide that the indemnification rights set forth in the Bylaws are not exclusive of other indemnification rights to which an indemnified party may be entitled under any statute, provision in Equity’s Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, policy of insurance or otherwise. In this regard, we will enter into indemnification agreements with each of Equity’s current and future directors and officers that will provide these individuals with a contractual right to indemnification from Equity to the fullest extent permitted under Kansas law against any liability that may arise by reason of their service to us, and to the advancement of expenses incurred as a result of any proceeding against them as to which they could be indemnified. Equity’s Bylaws further authorize Equity to purchase and maintain insurance on behalf of Equity’s officers and directors and we have obtained insurance to cover such individuals for certain liabilities.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Equity under any of the foregoing provisions, in the opinion of the SEC, that indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In addition, Equity’s ability to provide indemnification to Equity’s directors and officers is limited by federal banking laws and regulations, including, but not limited to, 12 U.S.C. §1828(k).

Item 21.	Exhibits and Financial Statement Schedules.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated July 14, 2016, between Equity Bancshares, Inc. and Community First Bancshares, Inc. (attached as Annex A to this joint proxy statement/prospectus) (schedules to which have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on May 3, 2016).

3.2	Amended and Restated Bylaws of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

5.1**	Opinion of Wise & Reber, L.C. regarding the validity of the securities to be issued.

8.1**	Opinion of Norton Rose Fulbright US LLP regarding certain tax matters.

8.2**	Opinion of Bryan Cave LLP regarding certain tax matters.

10.1†	Equity Bancshares, Inc. 2006 Non-Qualified Stock Option Plan, as amended (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.2†	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2015).

10.3†	Form of stock option agreement (incorporated by reference to Exhibit 10.2 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.4†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.5†	Amended and Restated Employment Agreement, dated October 10, 2014, between Equity Bank, Equity Bancshares, Inc. and Brad S. Elliott (incorporated by reference to Exhibit 10.4 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.6†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Gregory H. Kossover (incorporated by reference to Exhibit 10.5 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.7†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Sam S. Pepper, Jr. (incorporated by reference to Exhibit 10.6 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.8	Loan and Security Agreement, dated January 28, 2016, between Equity Bancshares, Inc. and ServisFirst Bank (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on February 03, 2016).

10.9	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on November 19, 2015).

10.10	Stock Purchase Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC, as amended (incorporated by reference to Exhibit 10.8 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.11	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.9 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.12	Registration Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.10 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.13	Management Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.11 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.14	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.12 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.15	Stock Purchase Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.14 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.16	Stock Purchase Agreement, dated May 15, 2012, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.15 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.17	Management Rights Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.17 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.18	Stock Purchase Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.18 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.19	Registration Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.19 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.20	Management Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.20 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.21	Stock Purchase Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P., as amended (incorporated by reference to Exhibit 10.21 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.22	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.22 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.23	Management Rights Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.24 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.24†	Form of Market President Incentive Plan (incorporated by reference to Exhibit 10.28 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.25	Form of Voting Agreement, dated July 14, 2016, among Equity Bancshares, Inc., Brad S. Elliott, Community First Bancshares, Inc. and the stockholders party thereto (attached as Annex B to this joint proxy statement/prospectus).

10.26	Form of Director Support Agreement, dated July 14, 2016, between Equity Bancshares, Inc. and each of the directors of Community First Bancshares, Inc. (attached as Annex C to this joint proxy statement/prospectus).

21.1	List of Subsidiaries of Equity Bancshares, Inc. (incorporated by reference to Exhibit 21.1 to Equity Bancshares, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2016).

23.1	Consent of Crowe Chizek LLP (with respect to Equity Bancshares, Inc.).

23.2	Consent of Erwin & Company (with respect to Community First Bancshares, Inc.).

23.3**	Consent of Wise & Reber, L.C. (included in Exhibit 5.1).

23.4**	Consent of Norton Rose Fulbright US LLP (included in Exhibit 8.1).

23.5**	Consent of Bryan Cave LLP (included in Exhibit 8.2).

24.1	Powers of Attorney (included on signature page of this joint proxy statement/prospectus).

99.1	Consent of Stephens Inc.

99.2	Consent of Keefe, Bruyette & Woods, Inc.

99.3**	Form of proxy of Community First Bancshares, Inc.

99.4**	Form of proxy of Equity Bancshares, Inc.

**	To be filed by amendment.
†	Represents a management contract or a compensatory plan or arrangement.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement); and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(6)	That every prospectus (i) that is filed pursuant to paragraph (5) above, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment has become effective, and that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8)	To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

(9)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, State of Kansas, on August 23, 2016.

EQUITY BANCSHARES, INC.

By:	/s/ Brad S. Elliott
Name: Brad S. Elliott
Title: Chairman and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below appoints Brad S. Elliott and Gregory H. Kossover, and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad S. Elliott Brad S. Elliott	Chairman and Chief Executive Officer (Principal Executive Officer)	August 23, 2016

/s/ Gregory H. Kossover Gregory H. Kossover	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	August 23, 2016

/s/ Gary C. Allerheiligen Gary C. Allerheiligen	Director	August 23, 2016

/s/ L. James Berglund James L. Berglund	Director	August 23, 2016

/s/ Jeff A. Bloomer Jeff A. Bloomer	Director	August 23, 2016

/s/ Roger A. Buller Roger A. Buller	Director	August 23, 2016

/s/ Michael R. Downing Michael R. Downing	Director	August 23, 2016

/s/ P. John Eck P. John Eck	Director	August 23, 2016

/s/ Gregory L. Gaeddert Gregory L. Gaeddert	Director	August 23, 2016

/s/ Wayne K. Goldstein Wayne K. Goldstein	Director	August 23, 2016

/s/ Michael B. High Michael B. High	Director	August 23, 2016

/s/ Randee R. Koger Randee R. Koger	Director	August 23, 2016

/s/ David B. Moore David B. Moore	Director	August 23, 2016

/s/ Shawn D. Penner Shawn D. Penner	Director	August 23, 2016

/s/ Harvey R. Sorensen Harvey R. Sorensen	Director	August 23, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated July 14, 2016, between Equity Bancshares, Inc. and Community First Bancshares, Inc. (attached as Annex A to this joint proxy statement/prospectus) (schedules to which have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on May 3, 2016).

3.2	Amended and Restated Bylaws of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

5.1**	Opinion of Wise & Reber, L.C. regarding the validity of the securities to be issued.

8.1**	Opinion of Norton Rose Fulbright US LLP regarding certain tax matters.

8.2**	Opinion of Bryan Cave LLP regarding certain tax matters.

10.1†	Equity Bancshares, Inc. 2006 Non-Qualified Stock Option Plan, as amended (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.2†	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2015).

10.3†	Form of stock option agreement (incorporated by reference to Exhibit 10.2 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.4†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.5†	Amended and Restated Employment Agreement, dated October 10, 2014, between Equity Bank, Equity Bancshares, Inc. and Brad S. Elliott (incorporated by reference to Exhibit 10.4 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.6†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Gregory H. Kossover (incorporated by reference to Exhibit 10.5 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.7†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Sam S. Pepper, Jr. (incorporated by reference to Exhibit 10.6 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.8	Loan and Security Agreement, dated January 28, 2016, between Equity Bancshares, Inc. and ServisFirst Bank (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on February 03, 2016).

10.9	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on November 19, 2015).

10.10	Stock Purchase Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC, as amended (incorporated by reference to Exhibit 10.8 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.11	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.9 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.12	Registration Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.10 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.13	Management Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.11 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.14	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.12 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.15	Stock Purchase Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.14 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.16	Stock Purchase Agreement, dated May 15, 2012, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.15 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.17	Management Rights Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.17 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.18	Stock Purchase Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.18 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.19	Registration Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.19 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.20	Management Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.20 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.21	Stock Purchase Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P., as amended (incorporated by reference to Exhibit 10.21 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.22	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.22 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.23	Management Rights Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.24 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).